              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                ON APRIL 30, 2004


                                        SECURITIES ACT REGISTRATION NO. 33-10649
                                INVESTMENT COMPANY ACT REGISTRATION NO. 811-4930

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  / /
                           PRE-EFFECTIVE AMENDMENT NO.                / /

                         POST-EFFECTIVE AMENDMENT NO. 25              /X/

                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940               / /

                                AMENDMENT NO. 29                      /X/

                        (Check appropriate box or boxes)

                                   ----------


                           DRYDEN MUNICIPAL BOND FUND

               (Exact name of registrant as specified in charter)

                    (formerly Prudential Municipal Bond Fund)

                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102
               (Address of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7525
                         MARGUERITE E.H. MORRISON, ESQ.

                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102
                     (Name and Address of Agent for Service)
                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   As soon as practicable after the effective
                       date of the Registration Statement.
              It is proposed that this filing will become effective
                            (check appropriate box):

              / / immediately upon filing pursuant to paragraph (b) / / on (date) pursuant to paragraph (b)
              /X/  60 days after filing pursuant to paragraph (a)(1)

              / /  on _____, 2004 pursuant to paragraph (a)(1)
              / /  75 days after filing pursuant to paragraph
              / /  (a)(2) on (date) pursuant to paragraph
              / /  (a)(2) of Rule 485.
              If appropriate, check the following box:
              / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

DRYDEN MUNICIPAL BOND FUND


INSURED SERIES

HIGH INCOME SERIES


JUNE  , 2004


PROSPECTUS

[GRAPHIC]

FUND TYPE

MUNICIPAL BOND

OBJECTIVE

INSURED SERIES:

MAXIMUM AMOUNT OF INCOME THAT IS ELIGIBLE FOR EXCLUSION FROM FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL

HIGH INCOME SERIES:
MAXIMUM AMOUNT OF INCOME THAT IS ELIGIBLE FOR EXCLUSION FROM FEDERAL INCOME
TAXES

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

JENNISONDRYDEN IS A SERVICE MARK OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, NEWARK, NJ, AND ITS AFFILIATES.

JENNISONDRYDEN MUTUAL FUNDS

TABLE OF CONTENTS


      1  RISK/RETURN SUMMARY

         Insured Series:

      1  Investment Objective and Principal Strategies

      2  Principal Risks

      3  Evaluating Performance

      5  Fees and Expenses of the Series

         High Income Series:

      7  Investment Objective and Principal Strategies

      8  Principal Risks

      9  Evaluating Performance

     11  Fees and Expenses of the Series

     13  HOW THE FUND INVESTS

     13  Insured Series: Investment Objective and Policies

     14  High Income Series: Investment Objective and Policies

     16  Other Investments and Strategies

     19  Investment Risks

     26  How the Fund is Managed

     26  BOARD OF TRUSTEES

     26  Manager

     27  Investment Adviser

     28  Distributor

     29  FUND DISTRIBUTIONS AND TAX ISSUES

     29  Distributions

     30  Tax Issues

     31  If You Sell or Exchange Your Shares

     32  HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

     32  How to Buy Shares

     40  How to Sell Your Shares

     43  How to Exchange Your Shares

     44  Telephone Redemptions or Exchanges

     45  Expedited Redemption Privilege

     46  FINANCIAL HIGHLIGHTS

         Insured Series:

     47  Class A Shares

     48  Class B Shares

     49  Class C Shares

     50  Class Z Shares

         High Income Series:

     51  Class A Shares

     52  Class B Shares

     53  Class C Shares

     54  Class Z Shares

    A-1  DESCRIPTION OF SECURITY RATINGS

         FOR MORE INFORMATION (Back Cover)

RISK/RETURN SUMMARY


This prospectus provides information about DRYDEN MUNICIPAL BOND FUND (the
Fund), which consists of two separate series -- the INSURED SERIES and the HIGH INCOME SERIES (each, a Series). While the two Series have some common attributes, each one has its own investment objective and policies, performance information, financial highlights and risks. Therefore, some sections of this prospectus deal with each Series separately, while other sections address both Series at the same time.


In sections that concern just the Insured Series, "the Series" refers to the Insured Series. In sections that concern just the High Income Series, "the Series" refers to the High Income Series.

This section highlights key information about each Series. Additional information follows this summary.

INSURED SERIES

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is to provide the MAXIMUM AMOUNT OF INCOME THAT IS ELIGIBLE FOR EXCLUSION FROM FEDERAL INCOME TAXES, CONSISTENT WITH THE PRESERVATION OF CAPITAL. To achieve our objective, as a fundamental policy of the Series, we invest, under normal circumstances, at least 80% of the Series' investable assets in insured municipal bonds, which are fixed-income securities issued by states and municipalities. The Series' investments permitted by this policy may include certain municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT). The term "investable assets" in this prospectus refers to the Series' net assets plus any borrowings for investment purposes. The Series' investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. The Series' portfolio consists primarily of MUNICIPAL BONDS THAT ARE (1) INSURED BY AN ENTITY WHOSE CLAIMS-PAYING ABILITY AT THE TIME OF PURCHASE IS RATED Aaa BY MOODY'S INVESTORS SERVICE (MOODY'S) OR AAA BY STANDARD AND POOR'S RATINGS SERVICE (S&P) OR COMPARABLY RATED BY ANOTHER MAJOR RATING SERVICE SO THAT THE BOND IS RATED AAA OR Aaa OR MEETS THE ELIGIBILITY CRITERIA IMPOSED BY SUCH INSURERS OR (2) BACKED BY THE FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT. Under normal circumstances, at least 80% of the Series' investable assets will consist of insured municipal bonds, which are municipal bonds whose interest and/or principal payments are insured by the bond issuers or other parties.

In determining which securities to buy and sell, the investment adviser will consider, among other things, yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The investment adviser will attempt to anticipate interest rate movements and will purchase and sell municipal bonds accordingly. The investment adviser will also consider the claims-paying ability with respect to insurers of municipal bonds. The investment adviser will also seek to take advantage of differentials in yields with respect to Dryden Municipal Bond Fund securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued, as well as securities issued for similar purposes with similar maturities, but which vary according to ratings. While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Since the Series invests at least 80% of its investable assets in insured municipal bonds, there is the risk that the bonds may lose value because interest rates rise or because there is a lack of confidence in the issuer or in the bond's insurer. Bonds with longer maturity dates typically produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates than bonds with shorter maturity dates.

Bond prices and the Series' net asset value generally move in opposite directions from interest rates -- if interest rates go up, the prices of the bonds in the Series' portfolio may fall because the bonds the Series holds won't, as a rule, yield as much as the newer bonds issued. Bonds that are issued when interest rates are high generally increase in value when interest rates fall.

In addition to interest rate changes, municipal bonds are subject to the risk that the issuer may be unable to make principal and interest payments when they are due. The Series may purchase municipal bonds that are insured to reduce such credit risks. Although insurance coverage reduces credit risks by providing that the insurer will make timely payment of interest and/or principal, it does not provide protection against market fluctuations of insured bonds or fluctuations in the price of the shares of the Series. An insured municipal bond fluctuates in value largely based on factors relating to the insurer's creditworthiness or ability to satisfy its obligations.

Municipal bonds and, in particular, municipal leases may be subject to the risk that the state or municipality may not set aside funds in future budgets to make the bond or lease payments.

Like any mutual fund, an investment in the Series could lose value, and you could lose money. For more detailed information about the risks associated with the Series, see "How the Fund Invests -- Investment Risks."

An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

EVALUATING PERFORMANCE

A number of factors -- including risk -- can affect how the Insured Series performs. The following bar chart shows the Series' performance for each full calendar year of operation for the last 10 years. The bar chart and Average Annual Total Returns table below demonstrate the risk of investing in the Series by showing how returns can change from year to year and by showing how the Series' average annual total returns compare with a broad-based securities market index and a group of similar mutual funds.

Past performance (before and after taxes) does not mean that the Series will achieve similar results in the future.

ANNUAL TOTAL RETURNS* (CLASS B SHARES)

[CHART]

1994    -5.67%
1995    16.30%
1996     2.42%
1997     8.37%
1998     5.55%
1999    -4.18%
2000    11.84%
2001     3.59%
2002     9.54%
2003     4.06%


BEST QUARTER:   6.25% (1st quarter of 1995)
WORST QUARTER: -6.03% (1st quarter of 1994)



* These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the management fee waiver, the annual total returns would have been lower, too. The return of the Class B shares for the quarter ended March 31, 2004 was 0.87%.

RISK/RETURN SUMMARY


AVERAGE ANNUAL TOTAL RETURNS(1) (AS OF 12/31/03)



RETURN BEFORE TAXES                            ONE YEAR   FIVE YEARS   TEN YEARS       SINCE INCEPTION
Class A shares                                   1.13%       4.43%       5.00%     6.38%  (since 1-22-90)
Class C shares                                   1.79        4.35         N/A      5.36   (since 8-1-94)
Class Z shares                                   4.55        5.33         N/A      6.11   (since 9-16-96)

CLASS B SHARES

Return Before Taxes                             -0.82        4.65        4.98      6.79   (since 9-17-87)
Return After Taxes on Distributions (2), (3)    -1.32        4.55        4.81      6.54   (since 9-17-87)
Return After Taxes on Distributions and
  Sale of Series Shares(2), (3)                  1.26        4.59        4.83      6.47   (since 9-17-87)

INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

Lehman Muni Bond Index(4)                                                                 **(4)
Lipper Insured Average(5)                                                                 **(5)


(1) The Series' returns are after deduction of sales charges and expenses. Without the management fee waiver for each class and the distribution and service (12b-1) fee waiver for Class A and Class C shares, the returns would have been lower.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Series will achieve similar results in the future.

(3) The "Return After Taxes on Distributions and Sales of Series Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Series shares, a tax deduction is provided that benefits the investor.


(4) The Lehman Brothers Municipal Bond Index (Lehman Muni Bond Index) -- an unmanaged index of over 39,000 long-term investment-grade municipal bonds -- gives a broad look at how long-term investment-grade municipal bonds have performed. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of sales charges, mutual fund operating expenses or taxes. The Lehman Muni Bond Index returns since the inception of each class are --% for Class A, --% for Class B, 6.94% for Class C and 6.78% for Class Z shares. Source: Lehman Brothers.

(5) The Lipper Insured Average is based on the average return of all mutual funds in the Lipper Insured Municipal Debt Funds Category. It reflects deductions for mutual fund operating expenses, but does not include the effect of sales charges or taxes. These returns would be lower if they included the effect of sales charges or taxes. Lipper returns since the inception of each class are 6.49% for Class A, 7.12% for Class B, 5.79% for Class C and 5.49% for Class Z shares. Source: Lipper Inc.

FEES AND EXPENSES OF THE SERIES


This table shows the sales charges, fees and expenses that you may pay if you buy and hold shares of each class of the Insured Series -- Classes A, B, C and
Z. Each share class has different (or no) sales charges -- known as loads -- and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."


SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                 CLASS A      CLASS B     CLASS C     CLASS Z
Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)    4.00%       None        None        None
Maximum deferred sales charge (load) (as a
  percentage of the lower of original purchase
  price or sale proceeds)                             1%(4)       5%(2)       1%(3)    None
Maximum sales charge (load) imposed on
  reinvested dividends and other distributions     None        None        None        None
Redemption fees                                    None        None        None        None
Exchange fee                                       None        None        None        None


ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)


                                                   CLASS A    CLASS B     CLASS C     CLASS Z
Management fees                                     .50%        .50%        .50%        .50%
+ Distribution and service (12b-1) fees             .30%(5)     .50%       1.00%(5)    None
+ Other expenses
= TOTAL ANNUAL SERIES OPERATING EXPENSES
- Fee waiver or expense reimbursement               .05%(5)    None         .25%(5)    None
= NET ANNUAL SERIES OPERATING EXPENSES


(1) Your broker may charge you a separate or additional fee for purchases and sales of shares.


(2) The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.

(3) The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase.

(4) Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%.

(5) The expense information for Class C shares has been updated to reflect current fees. For the period ending June 30, 2005, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A and Class C shares to .25 of 1% and .75 of 1% of the average daily net assets of Class A and Class C shares, respectively.

EXAMPLE


This example is intended to help you compare the fees and expenses of the Insured Series' different share classes and compare the cost of investing in the Series with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A and Class C shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                      ONE YEAR     THREE YEARS       FIVE YEARS       TEN YEARS
Class A shares                        $            $                 $                $
Class B shares
Class C shares
Class Z shares


You would pay the following expenses on the same investment if you did not sell your shares:


                                      ONE YEAR     THREE YEARS       FIVE YEARS       TEN YEARS
Class A shares                        $            $                 $                $
Class B shares
Class C shares
Class Z shares

HIGH INCOME SERIES

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES


Our investment objective is to provide the maximum amount of income that is eligible for exclusion from federal income taxes. To achieve our objective, as a fundamental policy of the Series, we invest, under normal circumstances, at least 80% of the Series' investable assets in municipal bonds, which are fixed-income securities issued by states and municipalities whose income is free from regular federal income tax. The Series' investments permitted by this policy may include certain municipal bonds, the interest on which is subject to the federal alternative minimum tax (AMT). The investment adviser normally invests the Series' investable assets in municipal bonds that it believes may provide above-average yields. The Series' portfolio consists primarily of municipal bonds which are rated B or better by Moody's or S&P or bonds either rated by another major rating service or unrated bonds of comparable quality. Bonds rated B or Ba by Moody's or B or BB by S&P are considered to be speculative with respect to their capacity to make interest and principal payments and are commonly referred to as junk bonds. Bonds rated Baa by Moody's or BBB by S&P have certain speculative characteristics. The municipal bonds in which the Series invests generally have maturities in excess of 10 years at the time of purchase, although the Series also will invest in municipal bonds having maturities ranging from one year to 10 years, provided that the dollar-weighted average maturity of the Series' investment portfolio generally remains within the 15- to 30- year range. As of April 30, 2004, the Series' weighted average
maturity was       years.


In determining which securities to buy and sell, the investment adviser will consider, among other things, yield, maturity, issue, quality characteristics and expectations regarding economic and political developments, including movements in interest rates and demand for municipal bonds. The investment adviser will attempt to anticipate interest rate movements and will purchase and sell municipal bonds accordingly. The investment adviser will also seek to take advantage of differentials in yields with respect to securities with similar credit ratings and maturities, but which vary according to the purpose for which they were issued, as well as securities issued for similar purposes with similar maturities, but which vary according to ratings. While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. The securities in which the Series invests are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due, as well as the risk that the securities may lose value because interest rates rise or because there is a lack of confidence in the issuer or in the bond's insurer. Bonds with longer maturity dates typically produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates than bonds with shorter maturity dates. Bonds rated Baa by Moody's or BBB by S&P have certain speculative characteristics and are subject to a greater degree of market fluctuation and greater risk that the issuer may be unable to make principal and interest payments when they are due than higher-quality securities. Since the Series invests in lower-rated bonds, commonly known as junk bonds, there is a higher risk of default of payment of principal and interest. Furthermore, junk bonds tend to be less liquid than higher-rated securities. Therefore, an investment in the Series may not be appropriate for short-term investing.

Bond prices and the Series' net asset value generally move in opposite directions from interest rates -- if interest rates go up, the prices of the bonds in the Series' portfolio may fall because the bonds the Series holds won't, as a rule, yield as much as the newer bonds issued. Bonds that are issued when interest rates are high generally increase in value when interest rates fall.

Municipal bonds and, in particular, municipal leases may be subject to the risk that the state or municipality may not set aside funds in future budgets to make the bond or lease payments.

Like any mutual fund, an investment in the Series could lose value, and you could lose money. For more detailed information about the risks associated with the Series, see "How the Fund Invests -- Investment Risks."

An investment in the Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

EVALUATING PERFORMANCE


A number of factors -- including risk -- can affect how the High Income Series performs. The following bar chart shows the Series' performance for each full calendar year of operation for the last 10 years. The bar chart and Average Annual Total Returns table below demonstrate the risk of investing in the Series by showing how returns can change from year to year and by showing how the Series' average annual total returns compare with two broad-based securities market indexes and a group of similar mutual funds.


Past performance (before and after taxes) does not mean that the Series will achieve similar results in the future.


ANNUAL TOTAL RETURNS* (CLASS B SHARES)


[CHART]

1994    -3.41%
1995    16.32%
1996     3.23%
1997    10.05%
1998     5.00%
1999    -2.86%
2000     3.53%
2001     4.65%
2002     6.14%
2003


BEST QUARTER:    % (   quarter of   )
WORST QUARTER:   % (   quarter of   )


* These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the management fee waiver, the annual total returns would have been lower, too. The return of the Class B shares for the quarter ended March 31, 2004 was 1.37%.

AVERAGE ANNUAL TOTAL RETURNS(1) (AS OF 12/31/03)


RETURN BEFORE TAXES                            ONE YEAR   FIVE YEARS  TEN YEARS     SINCE INCEPTION
Class A shares                                     3.38%      3.05%     4.71%     6.0%   (since 1-22-90)
Class C shares                                     4.07       2.97       N/A             (since 8-1-94)
Class Z shares                                     6.89       3.94       N/A             (since 9-16-96)

CLASS B SHARES

Return Before Taxes                                1.39%      3.28%     4.69%            (since 9-17-87)
Return After Taxes on Distributions(2),(3)                                               (since 9-17-87)
Return After Taxes on Distributions and
  Sale of Series Shares(2),(3)                                                           (since 9-17-87)

INDEX (REFLECTS NO DEDUCTION FOR FEES,
  EXPENSES OR TAXES)
Lehman Muni Bond Index(4)                          9.23%      5.27%      N/A           **(4)
Lehman Non-Investment Grade
  Muni Bond Index(5)                              13.22       4.67       N/A(6)        **(5)
Lipper High Yield Average(7)                       6.39       3.38      4.59           **(7)


(1) The Series' returns are after deduction of sales charges and expenses. Without the management fee waiver for each class and the distribution and service (12b-1) fee waiver for Class A and Class C shares, the returns would have been lower.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Series will achieve similar results in the future.

(3) The "Return After Taxes on Distributions and Sales of Series Shares" may be higher than certain return figures because when a capital loss occurs upon the redemption of Series shares, a tax deduction is provided that benefits the investor.


(4) The Lehman Brothers Municipal Bond Index (Lehman Muni Bond Index) -- an unmanaged index of over 39,000 long-term investment-grade municipal bonds -- gives a broad look at how long-term investment-grade municipal bonds have performed. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of sales charges, mutual fund operating expenses or taxes. The Lehman Muni Bond Index returns since the inception of each class are 7.26% for Class A, 7.75% for Class B, 6.72% for Class C and 6.54% for Class Z shares. Source: Lehman Brothers.

(5) The Lehman Brothers Non-Investment Grade Municipal Bond Index (Lehman Non-Investment Grade Muni Bond Index) -- an unmanaged index of non-rated or Ba1 or below-rated municipal bonds -- gives a broad look at how non-investment-grade municipal bonds have performed. The bonds in this index must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million. The bonds must also have a dated-date after December 31, 1990, and be at least one year from their maturity date. Index returns do not include the effect of any sales charges, mutual fund operating expenses or taxes. These returns would be lower if they included the effect of sales charges, mutual fund operating expenses or taxes. The Lehman Non-Investment Grade Muni Bond
     Index return since the inception of Class Z is   %. This information is
     not available for the other classes since the inception date of the Lehman Non-Investment Grade Muni Bond Index is October 1995. Source:
     Lehman Brothers.

(6) This information is not available since the inception date of the Lehman Non-Investment Grade Muni Bond Index is October 1995. Source: Lehman Brothers.

(7) The Lipper High Yield Average is based on the average return of all mutual funds in the Lipper High Yield Municipal Debt Funds Category. It reflects deductions for mutual fund operating expenses, but does not include the effect of sales charges or taxes. These returns would be lower if they included the effect of sales charges or taxes. Lipper returns since the inception of each class are 6.15% for Class A, 6.70% for Class B, 5.11% for Class C and 4.73% for Class Z shares. Source: Lipper Inc.

FEES AND EXPENSES OF THE SERIES


This table shows the sales charges, fees and expenses that you may pay if you buy and hold shares of each class of the High Income Series -- Classes A, B, C and Z. Each share class has different (or no) sales charges -- known as loads -- and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."


SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                CLASS A     CLASS B     CLASS C     CLASS Z
Maximum sales charge (load) imposed on
  purchases (as a percentage of offering
  price)                                            4.00%       None       None        None
Maximum deferred sales charge (load) (as a
  percentage of the lower of original
  purchase price or sale proceeds)                     1%(4)       5%(2)      1%(3)    None
Maximum sales charge (load) imposed on
  reinvested dividends and other
  distributions                                     None        None       None        None
Redemption fees                                     None        None       None        None
Exchange fee                                        None        None       None        None


ANNUAL SERIES OPERATING EXPENSES (DEDUCTED FROM SERIES ASSETS)


                                                CLASS A     CLASS B     CLASS C     CLASS Z
Management fees                                     .50%       .50%      .50%      .50%
+ Distribution and service (12b-1) fees             .30%(5)    .50%     1.00%(5)  None
+ Other expenses
= TOTAL ANNUAL SERIES OPERATING EXPENSES
- Fee waiver or expense reimbursement               .05%(5)   None       .25%(5)  None
= NET ANNUAL SERIES OPERATING EXPENSES


(1) Your broker may charge you a separate or additional fee for purchases and sales of shares.


(2) The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.

(3) The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase.

(4) Investors who purchase $1 million or more of Class A shares and sell those shares within 12 months of purchase are subject to a CDSC of 1%.

(5) The expense information for Class C shares has been updated to reflect current fees. For the period ending June 30, 2005, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A and Class C shares to .25 of 1% and .75 of 1% of the average daily net assets of Class A and Class C shares, respectively.

EXAMPLE


This example is intended to help you compare the fees and expenses of the High Income Series' different share classes and compare the cost of investing in the Series with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Series for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A and Class C shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                      ONE YEAR     THREE YEARS       FIVE YEARS       TEN YEARS
Class A shares                        $            $                 $                $
Class B shares
Class C shares
Class Z shares


You would pay the following expenses on the same investment if you did not sell your shares:


                                      ONE YEAR     THREE YEARS       FIVE YEARS       TEN YEARS
Class A shares                        $            $                 $                $
Class B shares
Class C shares
Class Z shares

HOW THE FUND INVESTS

Each Series invests substantially all and, in any event, at least 80% of the value of the Series' investable assets in MUNICIPAL BONDS, which include MUNICIPAL NOTES and other municipal securities. Municipal bonds pay interest that generally is eligible for exclusion from federal income taxation. Each Series, however, may hold certain private activity bonds, which are municipal bonds, the interest on which is subject to the federal alternative minimum tax
(AMT). See "Fund Distributions and Tax Issues -- Distributions." Municipal notes, like municipal bonds, are fixed-income securities issued by states and municipalities, except that municipal notes mature in one year or less.

Municipal bonds include GENERAL OBLIGATION BONDS and REVENUE BONDS. General obligation bonds are obligations supported by the credit of an issuer that has the power to tax and are payable from that issuer's general revenues and not from any specific source. Revenue bonds, on the other hand, are payable from revenues derived from a particular source or project.

INSURED SERIES: INVESTMENT OBJECTIVE AND POLICIES

The investment objective of this Series is to provide the MAXIMUM AMOUNT OF INCOME THAT IS ELIGIBLE FOR EXCLUSION FROM FEDERAL INCOME TAXES, CONSISTENT WITH THE PRESERVATION OF CAPITAL. While we make every effort to achieve our objective, we can't guarantee success.

The Series' portfolio consists primarily of MUNICIPAL BONDS THAT ARE (1) INSURED BY AN ENTITY WHOSE CLAIMS-PAYING ABILITY AT THE TIME OF PURCHASE IS RATED Aaa BY MOODY'S OR AAA BY S&P, OR COMPARABLY RATED BY ANOTHER MAJOR RATING SERVICE SO THAT THE BOND IS RATED AAA OR Aaa OR MEETS THE ELIGIBILITY CRITERIA IMPOSED BY SUCH INSURERS OR (2) BACKED BY THE FULL FAITH AND CREDIT OF THE U.S. GOVERNMENT. Under normal circumstances, at least 80% of the Series' investable assets will consist of insured municipal bonds. Generally, the yields on insured bonds are lower than the yields on uninsured bonds of comparable quality. Insurance reduces the insured bond's credit risk and may increase the bond's value.

A rating is an assessment of the likelihood of the timely payment of debt (with respect to a municipal bond) or claims (with respect to an insurer of a municipal bond), and can be useful when comparing different municipal bonds. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may, at times, lag behind the current financial condition of an issuer or

[SIDENOTE]

MUNICIPAL BONDS

STATES AND MUNICIPALITIES ISSUE BONDS IN ORDER TO BORROW MONEY TO FINANCE A PROJECT. YOU CAN THINK OF BONDS AS LOANS THAT INVESTORS MAKE TO THE STATE, LOCAL GOVERNMENT OR OTHER ISSUER. THE GOVERNMENT GETS THE CASH NEEDED TO COMPLETE THE PROJECT AND INVESTORS EARN INCOME ON THEIR INVESTMENT.

insurer. An investor can evaluate the expected likelihood of default by an issuer or an insurer by looking at its ratings as compared to another similar issuer or insurer. The Series may also invest in municipal bonds that are not rated if, based upon a credit analysis by the Series' investment adviser, the investment adviser believes that such securities are of comparable quality to other municipal bonds that the Series may purchase.

For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.


The Series' investment objective and policy of investing at least 80% of its investable assets in insured municipal bonds is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees of the Fund (the Board) can change investment policies of the Series that are not fundamental without shareholder approval.


HIGH INCOME SERIES: INVESTMENT OBJECTIVE AND POLICIES

The investment objective of this Series is to provide the MAXIMUM AMOUNT OF INCOME THAT IS ELIGIBLE FOR EXCLUSION FROM FEDERAL INCOME TAXES. While we make every effort to achieve our objective, we can't guarantee success.

The Series' portfolio consists primarily of MUNICIPAL BONDS RATED B OR BETTER BY MOODY'S OR S&P OR BONDS EITHER RATED BY ANOTHER MAJOR RATING SERVICE OR UNRATED BONDS OF COMPARABLE QUALITY. Municipal bonds rated Ba or BB or lower by Moody's or S&P, respectively, are considered lower-rated or HIGH-YIELD SECURITIES or JUNK BONDS. Bonds rated Baa and higher by Moody's or BBB and higher by S&P are considered investment grade, with a range of adequate to very strong capacity for meeting their financial obligations, although municipal bonds rated Baa by Moody's or BBB by S&P have certain speculative characteristics and are riskier than higher-rated municipal bonds. A description of bond ratings is contained in Appendix A.

Lower-rated bonds tend to offer higher yields, but also offer greater risks, than higher-rated bonds. Under certain economic conditions, however, lower or medium-rated bonds might not yield significantly more than higher-rated bonds, or comparable unrated bonds. If that happens, the Series may invest in higher-rated bonds that offer similar yields but have less risk. Furthermore, if issuers redeem their high-yield bonds at a higher than expected rate, which might happen during periods of declining interest rates, the Series could be forced to buy higher-rated, lower-yielding securities, which would decrease the Series' return.

Although the investment adviser will consider ratings assigned to a security, it will perform its own investment analysis. In addition to investing in rated securities, the Series may invest in unrated securities that it determines are of comparable quality to the rated securities that are permissible investments. If the rating of a debt obligation is downgraded after the Series purchases it (or if the debt obligation is no longer rated), the Series will not have to sell the obligation, but the investment adviser will take this into consideration in deciding whether the Series should continue to hold the obligation.


During the fiscal year ended April 30, 2004, the monthly dollar-weighted average ratings of the securities held by the Series, expressed as a percentage of the Series' total investments, were as follows:


RATINGS                                              PERCENTAGES OF TOTAL INVESTMENTS
AAA/Aaa                                                                             %
AA/Aa                                                                               %
A/A                                                                                 %
BBB/Baa                                                                             %
BB/Ba                                                                               %
B/B                                                                                 %
CCC/Caa                                                                             %
Unrated                                                                             %
  AAA/Aaa                                                                           %
  A/A                                                                               %
  BBB/Baa                                                                           %
  BB/Ba                                                                             %
  B/B                                                                               %
  Less than CCC/Caa                                                                 %
  Other                                                                             %

For more information, see "Investment Risks" below and the Fund's Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information -- which we refer to as the SAI -- contains additional information about the Series. To obtain a copy, see the back cover page of this prospectus.


The Series' investment objective and policy of investing at least 80% of its investable assets in municipal bonds is a fundamental policy that cannot be changed without shareholder approval. The Fund's Board can change investment policies of the Series that are not fundamental without shareholder approval.

OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, each Series also may use the following investment strategies to increase the Series' returns or protect its assets if market conditions warrant.

FLOATING RATE BONDS, VARIABLE RATE BONDS, INVERSE FLOATERS AND SECONDARY INVERSE FLOATERS


Each Series may invest in floating rate bonds, variable rate bonds, inverse floaters and secondary inverse floaters. FLOATING RATE BONDS are municipal bonds that have an interest rate that is set as a specific percentage of a designated rate, such as the rate on Treasury bonds. The interest rate on floating rate bonds changes when there is a change in the designated rate. VARIABLE RATE BONDS are municipal bonds that have an interest rate that is adjusted periodically based on the market rate at a specified time. They generally allow a Series to demand full payment of the bond on short notice. At times each Series may receive an amount that may be more or less than the amount paid for the bond. INVERSE FLOATERS are municipal bonds with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. SECONDARY INVERSE FLOATERS are municipal asset-backed securities with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index.


MUNICIPAL LEASE OBLIGATIONS

Each Series may invest in municipal lease obligations. MUNICIPAL LEASE OBLIGATIONS are obligations where the interest and principal are paid out of lease payments made by the party leasing the equipment or facilities that were acquired or built with the bonds. Typically, municipal lease obligations are issued by states or financing authorities to provide money for construction projects such as schools, offices or stadiums. The entity that leases the building or facility would be responsible for paying the interest and principal on the obligation.

MUNICIPAL ASSET-BACKED SECURITIES

Each Series may invest in municipal asset-backed securities. A MUNICIPAL ASSET-BACKED SECURITY is a type of pass-through instrument that pays interest which is eligible for exclusion from federal and state income taxation based upon the income from an underlying municipal bond or pool of municipal bonds.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each Series may purchase municipal bonds on a WHEN-ISSUED or DELAYED-DELIVERY basis, without limit. When a Series makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the bonds take place at a later time. A Series does not earn interest income until the date the bonds are expected to be delivered.

OBTAINING SECURITIES RATINGS


Each Series may obtain a rating for unrated securities that the Series owns if, in the investment adviser's judgment, liquidity or pricing of the security would be improved if the security was rated. Ratings will be obtained only from a Nationally Recognized Securities Rating Organization (NRSRO). Assets of the Series may be used to pay an NRSRO in connection with obtaining such ratings. The High Income Series may use up to 10% of its assets to obtain ratings for unrated securities that it owns. The Insured Series may use up to 5% of its assets to obtain ratings for unrated securities that it owns.


CREDIT-LINKED SECURITIES

The High Income Series may invest in CREDIT-LINKED SECURITIES. Credit-linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The High Income Series has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date.

DISTRESSED SECURITIES

The High Income Series may invest up to 10% of its assets in DISTRESSED SECURITIES, that is, securities of issuers that are financially troubled and which the investment adviser believes are currently valued at less than their long-term potential. The High Income Series is also permitted to invest in defaulted bonds and in bonds having a rating of D or better by Moody's, S&P or another major rating service or unrated bonds of comparable quality.





TEMPORARY DEFENSIVE INVESTMENTS

In response to adverse market, economic or political conditions, each Series may hold up to 100% of its assets in cash, cash equivalents or investment-grade taxable bonds, including bonds that are generally exempt from state, but not federal, income taxation. Investing heavily in these securities limits our ability to achieve each Series' investment objective, but can help to preserve each Series' assets.

DERIVATIVE STRATEGIES


We may use various DERIVATIVE STRATEGIES to try to improve each Series' returns. We may also use hedging techniques to try to protect each Series' assets. We cannot guarantee that these strategies and techniques will work, that the instruments necessary to implement these strategies and techniques will be available, or that a Series will not lose money. Derivatives -- such as futures contracts, options on futures, options on swaps (swap options) and various types of swaps -- involve costs and can be volatile. With derivatives, the investment adviser tries to predict if the underlying investment, whether a security, market index, interest rate, or some other investment, will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Series' overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or technique, or use any particular instrument. Any derivatives we may use may not match or offset a Series' underlying positions and this could result in losses to a Series that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.


FUTURES CONTRACTS AND RELATED OPTIONS


Each Series may purchase and sell financial futures contracts and related options on financial futures. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or some other asset at a future date. Each Series may also invest in futures contracts on 10-year interest rate swaps for hedging purposes only. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index, margin is uniform, a clearing corporation or an exchange is the counterparty and each Series makes daily margin payments based on price movements in the index. An OPTION gives the purchaser the right to buy or sell securities or, in the case of an option on a futures contract, the right to buy or sell a futures contract, in exchange for a premium.


SWAP TRANSACTIONS


Each Series may enter into SWAP TRANSACTIONS. Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, credit default swaps, interest rate swaps, total return swaps and index swaps. Credit default swap transactions may only be used by the High Income Series.

SWAP OPTIONS

Each Series may enter into SWAP OPTIONS. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks."

ADDITIONAL STRATEGIES


Each Series also follows certain policies when it BORROWS MONEY (each Series can borrow up to 33 1/3% of the value of its total assets); PURCHASES SHARES OF OTHER INVESTMENT COMPANIES (each Series may hold up to 10% of its total assets in such securities, which entail duplicate management and advisory fees to shareholders); LENDS ITS SECURITIES to others for cash management purposes (each Series can lend up to 33 1/3% of the value of its total assets) and HOLDS ILLIQUID SECURITIES (each Series may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). Each Series is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI "Investment Restrictions".


INVESTMENT RISKS


As noted previously, all investments involve risk, and investing in a Series is no exception. Since each Series' holdings can vary significantly from broad market indexes, performance of the Series can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of each Series' principal strategies and certain of the Series' other non-principal strategies the Series may use. Generally, the investment types are listed in the order in which they normally will be used by the investment adviser. Unless otherwise noted, the Series' ability to engage in a particular type of investment is expressed as a percentage of investable assets. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

INVESTMENT TYPE


% OF EACH SERIES' INVESTABLE ASSETS  RISKS                                                  POTENTIAL REWARDS
MUNICIPAL BONDS                      -  Credit risk-- the risk that                         -  A source of tax-exempt
BOTH SERIES:                            the borrower can't pay back                            interest income, except with
(INSURED MUNICIPAL BONDS                the money borrowed or make                             respect to certain bonds,
WITH RESPECT TO INSURED                 interest payments (lower for                           such as private activity
SERIES)                                 insured and higher rated                               bonds, which are subject to
                                        bonds). The lower a bond's                             the federal alternative
                                        quality, the higher its                                minimum tax (AMT)
                                        potential volatility

At least 80% of each Series'         -  Market risk -- the risk that If interest            -  Bonds have generally
assets under normal                     rates decline, long- bonds will lose value in          outperformed money market
circumstances                           the term yields should be higher market,               instruments over the long term
                                        sometimes rapidly or than money market yields
                                        unpredictably, because interest rates rise or       -  Most bonds rise in value
                                        there is a lack of confidence in the borrower          when interest rates fall
                                        or the bond's insurer

                                     -  Concentration risk-- the risk that bonds may
                                        lose value because of political, economic or
                                        other events in the geographic region where a
                                        Series' investments are focused

                                     -  Tax risk -- the risk that federal income tax
                                        rates may decrease, which could decrease
                                        demand for municipal bonds or that a change
                                        in law may limit or eliminate exemption of
                                        interest on municipal bonds from such taxes

                                     -  Illiquidity risk -- the risk that bonds may
                                        be difficult to value precisely and sell at
                                        the time or price desired, in which case
                                        valuation would depend more on the investment
                                        adviser's judgment than is generally the case
                                        with other types of municipal bonds

                                     - Nonappropriation risk -- the risk that the state or municipality may not include the bond obligations in future budgets

% OF EACH SERIES' INVESTABLE ASSETS  RISKS                                                  POTENTIAL REWARDS
HIGHER YIELDING MUNICIPAL            -  See credit risk (particularly high), market         -  May offer higher interest
BONDS                                   risk (particularly high) illiquidity risk              income and higher potential
HIGH INCOME SERIES ONLY:                (particularly high) and tax risk                       gains than higher-grade
At least 80% under normal                                                                      municipal bonds
circumstances                        -  Are generally less secure than higher-quality
                                        debt securities                                     -  Most bonds rise in value
                                                                                               when interest rates fall

MUNICIPAL LEASE                      -  See credit risk, market risk, concentration         -  A source of tax-exempt
OBLIGATIONS                             risk, tax risk, illiquidity risk and                   interest income, except with
BOTH SERIES:                            nonappropriation risk                                  respect to certain bonds,
Percentage varies;                                                                             such as private activity
usually less than 20%                -  Abatement risk-- the risk that the entity              bonds, which are subject to
                                        leasing the equipment or facility will not be
                                        required to make lease payments because it
                                        does not have full use of the equipment or          -  If interest rates the AMT
                                        facility                                               decline, long-term yields
                                                                                               should be higher than money
                                                                                               market yields

% OF EACH SERIES' INVESTABLE ASSETS  RISKS                                                  POTENTIAL REWARDS
DERIVATIVES (INCLUDING               -  The value of derivatives (such as futures,          -  A Series could make money and
SWAPS)                                  options on futures, swap options and various           protect against losses if the
BOTH SERIES:                            types of swaps), that are used to hedge a              investment analysis proves
                                        portfolio security is determined                       correct
Percentage varies; usually less         independently from that security and could
than 20%, up to 15% for swaps           result in a loss to a Series when the price         -  One way to manage a Series'
                                        movement of a derivative does not correlate            risk/return balance is to lock
                                        with a change in the value of the Series               in the value of an investment
                                        security                                               ahead of time

                                     -  Derivatives may not have the intended effects       -  Derivatives used for return
                                        and may result in losses or missed                     enhancement purposes
                                        opportunities                                          involve a type of leverage and
                                                                                               could generate substantial
                                     -  The other party to a derivatives contract              gains at low cost
                                        could default
                                                                                            -  Hedges that correlate well
                                     -  Certain types of derivatives involve costs to          with an underlying position
                                        a Series that can reduce returns                       can increase or enhance
                                                                                               investment income or capital
                                     -  Derivatives can increase share price                   gains at low cost
                                        volatility and derivatives that involve
                                        leverage could magnify losses

                                     -  May be difficult to value precisely or sell
                                        at the time or price desired

% OF EACH SERIES' INVESTABLE ASSETS  RISKS                                                  POTENTIAL REWARDS
WHEN-ISSUED AND DELAYED-             -  Value of securities may decrease before             -  May magnify underlying
DELIVERY SECURITIES                     delivery occurs                                        investment gains
BOTH SERIES:
Percentage varies; usually less      -  Broker/dealer may become insolvent prior to
than 20%                                delivery

                                     -  Investment losses may exceed potential
                                        underlying investment gains

                                     -  See tax risk

CREDIT-LINKED SECURITIES             -  The issuer of the credit-linked security may        -  Regular stream of payments
HIGH INCOME SERIES ONLY:                default or go bankrupt
                                                                                            -  Pass-through instruments may
Percentage varies; up to 15%         -  Credit risk of the corporate credits                   provide greater
                                        underlying the credit default swaps                    diversification than direct
                                                                                               investments

                                     -  Typically privately negotiated transactions,
                                        resulting in limited liquidity or no                -  May offer higher yield due to
                                        liquidity                                              their structure

                                     -  See market risk and prepayment risk

INVERSE FLOATERS/SECONDARY           -  High market risk-- risk that inverse floaters       -  Income generally will increase
INVERSE FLOATERS                        will fluctuate in value more dramatically              when interest rates decrease
BOTH SERIES:                            than other debt securities when interest
                                        rates change
Percentage varies; usually less
than 15%                             -  See credit risk, illiquidity risk and tax
                                        risk

                                     - Secondary inverse floaters are subject to additional risks of municipal asset-backed securities

% OF EACH SERIES' INVESTABLE ASSETS  RISKS                                                  POTENTIAL REWARDS
MUNICIPAL ASSET-BACKED               -  Prepayment risk-- the risk that the                 -  A source of tax-exempt
SECURITIES                              underlying bonds may be prepaid, partially or          interest income, except with
BOTH SERIES:                            completely, generally during periods of                respect to certain bonds, such
                                        falling interest rates, which could adversely          as private activity bonds,
Percentage varies; usually less         affect yield to maturity and could require a           which are subject to the AMT
than 15%                                Series to reinvest in lower yielding bonds
                                                                                            -  Pass-through instruments
                                     -  Credit risk-- the risk that the underlying             provide greater
                                        municipal bonds will not be paid by issuers            diversification than direct
                                        or by credit insurers or guarantors of such            ownership of municipal bonds
                                        instruments. Some municipal asset-backed
                                        securities are unsecured or secured by              -  May offer higher yield due to
                                        lower-rated insurers or guarantors and thus            their structure
                                        may involve greater risk

                                     -  See market risk and tax risk

ILLIQUID SECURITIES                  -  See illiquidity risk                                -  May offer a more attractive
BOTH SERIES:                                                                                   yield or potential for growth
Up to 15% of net assets                                                                        than more widely traded
                                                                                               securities

% OF EACH SERIES' INVESTABLE ASSETS  RISKS                                                  POTENTIAL REWARDS
DISTRESSED SECURITIES                -  See credit risk (particularly high), market         -  May offer greater capital
HIGH INCOME SERIES ONLY:                risk (particularly high) and illiquidity risk          appreciation and a higher rate
Up to 10%                               (particularly high)                                    of return if issuers fulfill
                                                                                               anticipated potential
                                     -  More likely to default, especially during
                                        economic downturns

                                     -  Subject to greater volatility than securities
                                        of more stable companies

                                     -  To the extent the Series invests in bankrupt
                                        issuers, the Series may be subject to
                                        litigation risks and costs

VARIABLE/FLOATING RATE               -  Value lags value of fixed-rate securities           -  May offer protection against
BONDS                                   when interest rates change                             interest rate increases
BOTH SERIES:

Percentage varies; usually less      -  See tax risk their
than 10%

HOW THE FUND IS MANAGED

BOARD OF TRUSTEES


The Fund's Board oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.


MANAGER

PRUDENTIAL INVESTMENTS LLC (PI)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102


Under a Management Agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs and is responsible for supervising the Fund's investment adviser. For the fiscal year ended April 30, 2004, the Insured Series and High Income Series paid PI management fees of .50% and .50% of their respective average daily net assets.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of March 31, 2004, PI, a wholly-owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $107.4 billion.

Subject to the supervision of the Board of the Fund, PI is responsible for conducting the initial review of prospective investment advisers for each Series. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Series' investment adviser.

PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of each Series still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the applicable Series. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.

INVESTMENT ADVISER

Prudential Investment Management, Inc. (PIM) is each Series' investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.


PIM's Fixed Income Group manages approximately $151 billion for Prudential's retail investors, institutional investors, and policyholders, as of December 31, 2003. Senior Managing Director James J. Sullivan heads the Group.

Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in risk management, arbitrage trading, and corporate bond investing.

The PIM Fixed Income Group is organized into nine teams specializing in different sectors of the fixed income markets: U.S. Liquidity (U.S. governments and mortgage-backed securities), non-U.S. Securities, corporate bonds, high yield bonds, emerging markets bonds, municipal bonds, money markets, structured finance (asset-backed securities), and bank loans.


The Municipal Bond Sector Team, headed by Robert Waas, is primarily responsible for overseeing the day-to-day management of each Series. The Team develops and coordinates each Series' investment strategy utilizing the following approach:


   - "Top-down" investment decisions such as duration yield curve and sector positioning are made consistent with a PIM Fixed Income-wide Market Outlook, while "bottom-up" security selection is done by the Municipal Bond Sector Team.

   - The Market Outlook is developed quarterly by a senior management team led by the Head of Fixed Income. The Market Outlook assesses the likely ranges of economic and interest rate scenarios to provide a Prudential Fixed Income-wide view on the economy, interest rates, yield curve, and risk levels in each major bond market, both U.S. and globally.

   - Mr. Waas and the Team develop each Series' investment strategy within the framework of the Market Outlook and each Series' investment objective, restrictions, policies and benchmark.


   - The Team implements the strategy through security selection and trading. All municipal bond security selection is based on fundamental credit research. Extensive quantitative resources and a large credit research staff support the

      Team. Other sector teams may contribute to securities selection when appropriate.

   - Each Series' risk exposure is monitored continually and is adjusted as warranted.

                                 MUNICIPAL BONDS


ASSETS UNDER MANAGEMENT: $4 billion (as of December 31, 2003).


TEAM LEADER: Robert Waas.


GENERAL INVESTMENT EXPERIENCE: 19 years.

PORTFOLIO MANAGERS: 2. AVERAGE GENERAL INVESTMENT EXPERIENCE: 24 years.


SECTOR: City, state and local government securities.

INVESTMENT STRATEGY: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the municipal market. Ultimately, they seek the highest expected return with the least risk.

DISTRIBUTOR


Prudential Investment Management Services LLC (PIMS or the Distributor) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund also has a Distribution and Service Plan (the Plan) under Rule 12b-1 of the Investment Company Act with respect to each of the Class A, Class B and Class C shares. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees -- known as 12b-1 fees -- are shown in the "Fees and Expenses of the Series" tables.

FUND DISTRIBUTIONS AND TAX ISSUES

Investors who buy shares of each Series should be aware of some important tax issues. For example, each Series distributes DIVIDENDS of net investment income monthly and CAPITAL GAINS, if any, at least annually to shareholders. Dividends generally will be exempt from federal income taxes. If, however, the Series invests in taxable obligations, it will pay dividends that are not exempt from federal income taxes. Dividends and distributions from each Series also may be subject to state and local income tax in the state where you live.

Also, if you sell shares of the Series for a profit, you may have to pay capital gains taxes on the amount of your profit. The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS


Each Series distributes DIVIDENDS out of any net investment income, plus short-term capital gains, to shareholders typically every month. For example, if the Series owns a City XYZ bond and the bond pays interest, the Series will pay out a portion of this interest as a dividend to its shareholders, assuming the Series' income is more than its costs and expenses. These dividends (paid out of tax-exempt interest) generally will be EXEMPT FROM FEDERAL INCOME TAXES, as long as 50% or more of the value of the Series' assets at the end of each quarter is invested in state, municipal and other obligations. This interest is excluded from gross income for federal income tax purposes. As we mentioned before, at least 80% of each Series' investable assets will be invested in such obligations during normal market conditions. Dividends attributable to the taxable bonds held by the Series, market discount and to short-term capital gains, however, will be subject to federal, state and local income tax at ordinary income tax rates. Corporate shareholders are generally not eligible for the 70% dividends-received deduction in respect of dividends paid by the Series. In addition, dividends from the Series will not qualify for the preferential rates of U.S. federal income tax applicable to certain dividends paid to non-corporate shareholders pursuant to recently enacted legislation.


Some shareholders may be subject to federal alternative minimum tax liability. Tax exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-exempt interest is includable as an upward adjustment in determining a corporation's alternative minimum taxable income. These rules could make you liable for the alternative minimum tax (AMT).


Each Series also distributes LONG-TERM CAPITAL GAINS to shareholders -- typically once a year. Long-term capital gains are generated when the Series sells for a profit assets that it held for more than 1 year. For non-corporate shareholders (including individuals), the maximum long-term federal capital gains rate generally is 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.


For your convenience, distributions of dividends and net capital gains are AUTOMATICALLY REINVESTED in the respective Series without any sales charges. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES

FORM 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and long-term capital gains we distributed to you during the prior year.

Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter, and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

WITHHOLDING TAXES

If federal law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and gross sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so because, when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, if the distribution is taxable, the timing of your purchase does mean that part of your investment came back to you as taxable income.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of a Series for a profit, you have REALIZED A CAPITAL GAIN which is subject to tax. For individuals, the maximum capital gains tax rate is generally 15% for shares held for more than 1 year.

If you sell shares of a Series for a loss, you may have a capital loss, which you may use to offset capital gains you have, plus, in the case of non-corporate taxpayers, ordinary income of up to $3,000.

[GRAPHIC]

            ------>  +$    CAPITAL GAIN
                           (taxes owed)
   $
RECEIPTS                         OR
FROM SALE

            ------>  -$    CAPITAL LOSS
                       (offset against gain)

If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before and ending 30 days after the sale of the shares). Under certain circumstances, if you acquire shares of a Series and sell or exchange your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.


Exchanging your shares of a Series for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a taxable event. Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.


Any gain or loss you may have from selling or exchanging a Series' shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, you or your financial adviser should keep track of the dates on which you buy and sell -- or exchange -- Series shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares -- which happens automatically approximately seven years after purchase -- is not a taxable event. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

HOW TO BUY SHARES


In order to buy shares of a Series, the following steps need to be taken:
STEP 1: Open an Account; STEP 2: Choose a Share Class; STEP 3: Understanding the Price You'll Pay; STEP 4: Additional Shareholder Services. Each of these steps is described below.


STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of a Series for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101

You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of a Series, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into a Series) or suspend or modify a Series' sale of its shares.


With certain limited exceptions, the Series are available only to U.S. citizens or residents.


STEP 2: CHOOSE A SHARE CLASS


Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Series, although Class Z shares are available only to a limited group of investors.

Multiple share classes let you choose a cost structure that meets your needs:

   - Class A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are also subject to a CDSC of 1%.

   - Class B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares.

   - Class C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares.

When choosing a share class, you should consider the following factors:

   - The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

   - The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares are generally appropriate only for investors who plan to hold their shares for no more than 3 years.

   - The different sales charges that apply to each share class -- Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC.

   - The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

   - Class B shares purchased in amounts greater than $250,000 are generally less advantageous than purchasing Class A shares. Effective on or about April 12, 2004, purchases of Class B shares exceeding these amounts generally will not be accepted.

   - Class C shares purchased in amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Effective on or about April 12, 2004, purchases of Class C shares above these amounts generally will not be accepted.

   - Because Class Z shares have lower operating expenses than Class A, Class B or Class C shares, you should consider whether you are eligible to purchase Class Z shares.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

Some investors purchase or sell shares of the Series through financial intermediaries and omnibus accounts maintained by brokers that aggregate the orders of multiple investors and forward the aggregate orders to the Series. The Fund has advised each financial intermediary and broker of the share class guidelines explained above, and it is their responsibility to monitor and enforce these guidelines with respect to shareholders purchasing shares through financial intermediaries or omnibus accounts.

SHARE CLASS COMPARISON. Use this chart to help you compare each Series' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


                                           CLASS A        CLASS B             CLASS C         CLASS Z
Minimum purchase amount(1)                 $ 1,000        $ 1,000             $ 2,500          None
Minimum amount for
  subsequent purchases(1)                  $   100        $   100             $   100          None
Maximum initial                            4.00% of the      None                None          None
  sales charge                             public
                                           offering price
Contingent Deferred                              1%(3)    If sold during:     1% on sales      None
  Sales Charge (CDSC)(2)                                  Year 1     5%       made within
                                                          Year 2     4%       12 months of
                                                          Year 3     3%       purchase
                                                          Year 4     2%
                                                          Year 5     1%
                                                          Year 6     1%
                                                          Year 7     0%
Annual distribution and service (12b-1)    .30 of 1%      .50 of 1%                 1%         None
  fees (shown as a percentage of           (.25 of 1%                         (.75 of 1%
  average daily net assets)(4)             currently)(5)                      currently)s(5)


(1) The minimum investment requirements do not apply to certain custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Step 4: Additional Shareholder Services -- Automatic Investment Plan."


(2) For more information about the CDSC and how it is calculated, see "How to Sell Your Shares -- Contingent Deferred Sales Charge (CDSC)."

(3) Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%.

(4) These distribution and service (12b-1) fees are paid from the Series' assets on a continuous basis. Class A shares may pay a service fee of up to .25 of 1%. Class B and Class C shares will pay a service fee of .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including up to .25 of 1% as a service fee). Class B and Class C shares pay a distribution fee (in addition to the service fee), of .25 of 1% and .75 of 1%, respectively.

(5) For the period ending June 30, 2005, the Distributor has contractually agreed to reduce its distribution and service (12b-1) fees for Class A and Class C shares to .25 of 1% and .75 of 1% of the average daily net assets of Class A and Class C shares, respectively.

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE

The following describes the different ways investors can reduce or avoid paying Class A's sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.


                                         SALES CHARGE AS % OF        SALES CHARGE AS % OF          DEALER
AMOUNT OF PURCHASE                         OFFERING PRICE               AMOUNT INVESTED          REALLOWANCE
Less than $100,000                              4.00%                        4.17%                  4.00%
$100,000 to $249,999                            3.50                         3.63                   3.00
$250,000 to $499,999                            2.50                         2.56                   2.00
$500,000 to $999,999                            2.00                         2.04                   1.75
$1 million to $4,999,999(1)                     None(1)                      None                   0.70(2)


(1) If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares, you will be subject to a 1% CDSC for shares redeemed within 12 months of purchase.


(2) For investments of $5 million to $99,999,999, the dealer allowance is 0.50%. For investments of $10 million and over, the dealer allowance is 0.25%.


To satisfy the purchase amounts above, you can:

   -  Invest with an eligible group of investors who are related to you


   - Buy Class A shares of two or more JennisonDryden or Strategic Partners mutual funds at the same time

   - Use your RIGHTS OF ACCUMULATION, which allow you to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you already own, (2) the value of money market shares you have received for shares of other JennisonDryden or Strategic Partners mutual funds in an exchange transaction and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation)

   - Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden or Strategic Partners mutual funds within 13 months.

You may need to provide your broker-dealer or other financial intermediary through which you hold Fund shares with the information necessary to take full advantage of reduced or waived Class A sales charges.

HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND


The Distributor may reallow Class A's sales charge to dealers.


MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

   - Mutual fund "wrap" or asset allocation programs, where the sponsor places fund trades and charges its clients a management, consulting or other fee for its services, or

   - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


OTHER TYPES OF INVESTORS. Other investors may pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, the investment advisers of the JennisonDryden or Strategic Partners mutual funds and registered representatives and employees of brokers that have entered into dealer agreements with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Reduction and Waiver of Initial Sales Charge -- Class A Shares."

QUALIFYING FOR CLASS Z SHARES


MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

   - Mutual fund "wrap" or asset allocation programs, where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

   - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:


   - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available option;

   - Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Fund);


   -  Prudential, with an investment of $10 million or more; and

   - Class Z shares may also be purchased by qualified state tuition programs (529 plans).


PAYMENTS TO THIRD PARTIES


In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments for any share class, from its own resources, to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the distribution and service (12b-1) fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Series expenses. Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS or its affiliates will be used. The use of different procedures may result in a timing differential in the conversions of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Conversion Feature -- Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of a Series is based on the share value. The share value of a mutual fund -- known as the NET ASSET VALUE or NAV -- is determined by a simple calculation: it's the total value of a Series (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the value of one share of the fund -- or the NAV -- is $10 ($1,000 divided by 100).


Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Series also may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Series' NAV is determined. The use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that a Series uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Series' NAV, we will generally value the Series' futures contracts 15 minutes after the close of regular trading on the New York Stock Exchange (NYSE). The Series may determine to use fair value pricing after the NAV publishing deadline, but before capital shares are processed. In these instances, the NAV you receive may differ from the published NAV price.


We determine the Series' NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We may not determine the NAV with respect to a Series on days when we have not received any orders to purchase, sell or exchange the Series' shares, or when changes in the value of the Series' portfolio do not materially affect its NAV.

[SIDENOTE]

MUTUAL FUND SHARES

THE NAV OF MUTUAL FUND SHARES CHANGES EVERY DAY BECAUSE THE VALUE OF A FUND'S PORTFOLIO CHANGES CONSTANTLY. FOR EXAMPLE, IF FUND XYZ HOLDS CITY ABC BONDS IN ITS PORTFOLIO AND THE PRICE OF CITY ABC BONDS GOES UP WHILE THE VALUE OF THE FUND'S OTHER HOLDINGS REMAINS THE SAME AND EXPENSES DON'T CHANGE, THE NAV OF FUND XYZ WILL INCREASE.

Most national newspapers report the NAVs of larger mutual funds, which allows investors to check the prices of those funds daily.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?


For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B, Class C and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by the Transfer Agent 4:00 p.m.
New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received by the Transfer Agent after the close of regular trading on the NYSE.


STEP 4: ADDITIONAL SHAREHOLDER SERVICES

As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, a Series pays out -- or distributes -- its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Series at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of a Series for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.

SYSTEMATIC WITHDRAWAL PLAN. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at
(800) 225-1852 for more details.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about your Series. To reduce the Series' expenses, we may send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per Dryden Municipal Bond Fund household, unless you instruct us or your broker otherwise. If each Series shareholder in your household would like to receive a copy of your Series' prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES


You can sell your shares of a Series for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions, see "Restrictions on Sales" below.


When you sell shares of the Series -- also known as redeeming your shares -- the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable
CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time, to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES


There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the Commission, this may happen only during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."


If you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution" if:

   -  You are selling more than $100,000 of shares,

   - You want the redemption proceeds made payable to someone that is not in our records,

   - You want the redemption proceeds sent to some place that is not in our records, or

   -  You are a business or a trust.

An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares -- Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGE (CDSC)


If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:


   - Amounts representing shares you purchased with reinvested dividends and distributions,


   - Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases), 6 years for Class B shares and 12 months for Class C shares, and

   - Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases), 6 years for Class B shares and 12 months for Class C shares).


Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid -- or at least minimize -- the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares -- which is applied to shares sold within 12 months of purchase. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.


The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC -- CLASS B SHARES

The CDSC will be waived if the Class B shares are sold:

   - After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability, and

   -  On certain sales effected through the Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Contingent Deferred Sales Charge -- Waiver of Contingent Deferred Sales Charge -- Class B Shares."

REDEMPTION IN KIND

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action.

90-DAY REPURCHASE PRIVILEGE

After you redeem your shares, you have a 90-day period during which you may reinvest back into your account any of the redemption proceeds in shares of the same Series without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your account with the appropriate number of shares to reflect the amount of the CDSC you paid on that reinvested portion of your redemption proceeds. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares."

HOW TO EXCHANGE YOUR SHARES


You can exchange your shares of a Series for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds -- including certain money market funds -- if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of a Series for Class A shares of another JennisonDryden mutual fund or Class A shares of certain of the Strategic Partners mutual funds, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. (Special Money Fund). After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.


If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101


There is no sales charge for exchanges. If, however, you exchange -- and then sell -- Class A shares within 12 months of your original purchase (in certain circumstances), Class B shares within approximately 6 years of your original purchase or Class C shares within 12 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into Special Money Fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues -- If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account -- Exchange Privilege."

FREQUENT TRADING


Frequent trading of a Series' shares in response to short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage the Series' investments. When market timing occurs, the Series may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Series' performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Series will have to invest. When, in our opinion, such activity would have a disruptive effect on Dryden Municipal Bond Fund portfolio management, each Series reserves the right to refuse purchase orders and exchanges into the Series by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Series will notify a market timer of rejection of an exchange or purchase order. There can be no assurance that the Fund's procedures will be effective in identifying the practice of market timing in all cases.


TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at
(800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares -- Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE


If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time, to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares -- Sale of Shares -- Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

FINANCIAL HIGHLIGHTS


The financial highlights below are intended to help you evaluate the financial performance of each Series for the past five fiscal years. The TOTAL RETURN in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Series, assuming investment at the start of the period and reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.


A copy of the Fund's annual report, along with the Fund's audited financial statements and report of independent auditors, is available, upon request, at no charge, as described on the back cover of this prospectus.

INSURED SERIES: CLASS A SHARES


The financial highlights for the fiscal year ended April 30, 2004 were derived from the financial statements audited by independent auditors, whose report on those financial statements was unqualified. The financial highlights for the four fiscal years ended April 30, 2003 were derived from the financial statements audited by other independent auditors whose report on those financial statements was unqualified.


CLASS A SHARES (fiscal years ended 4-30)


PER SHARE OPERATING PERFORMANCE                         2004           2003          2002(b)           2001           2000
Net asset value, beginning of year                                  $    11.08     $    10.91       $    10.40     $    11.18
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                      .49            .52              .51            .51
Net realized and unrealized gain
  (loss) on investment transactions                                        .51            .17            .51             (.78)
Total from investment operations                                          1.00            .69           1.02             (.27)
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                                      (.49)          (.52)          (.51)            (.51)
Distributions in excess of
  net investment income                                                     --             --               --             --
Distributions from net realized capital gains                               --             --               --             --
Total distributions                                                       (.49)          (.52)          (.51)            (.51)
Net asset value, end of year                                        $    11.59     $    11.08       $    10.91     $    10.40
Total return(a)                                                           9.17%          6.38%            9.90%         (2.38)%

RATIOS/SUPPLEMENTAL DATA                                2004           2003          2002(b)           2001           2000
Net assets, end of year (000)                                       $  281,077     $  261,227       $  265,718     $  238,690
Average net assets (000)                                            $  272,608     $  269,146       $  254,718     $  243,756
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees                                                     .88%           .87%           .89%             .88%
Expenses, excluding distribution and
  service (12b-1) fees                                                     .63%           .62%           .64%             .63%
Net investment income                                                     4.35%          4.64%          4.72%            4.78%
FOR CLASS A, B, C AND Z SHARES:
Portfolio turnover rate                                                     59%            22%              38%            26%


(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


(b) Effective May 1, 2001, the Prudential Municipal Bond Fund/Insured Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.62% to 4.64%. Per share amounts and ratios for the years ended prior to April 30, 2002 have not been restated to reflect this change in presentation.

INSURED SERIES: CLASS B SHARES


The financial highlights for the fiscal year ended April 30, 2004 were derived from the financial statements audited by independent auditors, whose report on those financial statements was unqualified. The financial highlights for the four fiscal years ended April 30, 2003 were derived from the financial statements audited by other independent auditors whose report on those financial statements was unqualified.


CLASS B SHARES (fiscal years ended 4-30)


PER SHARE OPERATING PERFORMANCE                         2004           2003          2002(b)           2001           2000
Net asset value, beginning of year                                  $    11.09     $    10.92     $    10.41       $    11.19
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                      .47            .49            .48              .48
Net realized and unrealized gain
  (loss) on investment transactions                                        .50            .17            .51             (.78)
Total from investment operations                                           .97            .66            .99             (.30)
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                                      (.46)          (.49)          (.48)            (.48)
Distributions in excess of
  net investment income                                                     --             --               --             --
Distributions from net realized capital gains                               --             --               --             --
Total distributions                                                       (.46)          (.49)            (.48)          (.48)
Net asset value, end of year                                        $    11.60     $    11.09       $    10.92     $    10.41
Total return(a)                                                           8.90%          6.12%            9.63%         (2.62)%

RATIOS/SUPPLEMENTAL DATA                                2004           2003          2002(b)           2001           2000
Net assets, end of year (000)                                       $   60,724     $   55,145       $   55,459     $   91,989
Average net assets (000)                                            $   58,003     $   54,136       $   70,084     $  131,052
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees                                                    1.13%          1.12%            1.14%          1.13%
Expenses, excluding distribution and
  service (12b-1) fees                                                    .63%           .62%             .64%           .63%
Net investment income                                                     4.10%          4.40%            4.48%          4.51%


(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


(b) Effective May 1, 2001, the Prudential Municipal Bond Fund/Insured Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 4.38% to 4.40%. Per share amounts and ratios for the years ended prior to April 30, 2002 have not been restated to reflect this change in presentation.

INSURED SERIES: CLASS C SHARES


The financial highlights for the fiscal year ended April 30, 2004 were derived from the financial statements audited by independent auditors, whose report on those financial statements was unqualified. The financial highlights for the four fiscal years ended April 30, 2003 were derived from the financial statements audited by other independent auditors whose report on those financial statements was unqualified.


CLASS C SHARES (fiscal years ended 4-30)


PER SHARE OPERATING PERFORMANCE                         2004           2003          2002(b)           2001           2000
Net asset value, beginning of year                                  $    11.09     $    10.92       $    10.41     $    11.19
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                      .44            .47              .45            .46
Net realized and unrealized gain
  (loss) on investment transactions                                        .50            .16              .51           (.78)
Total from investment operations                                           .94            .63              .96           (.32)
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                                      (.43)          (.46)            (.45)          (.46)
Distributions in excess of
  net investment income                                                     --             --               --             --
Distributions from net realized capital gains                               --             --               --             --
Total distributions                                                       (.43)          (.46)            (.45)          (.46)
Net asset value, end of year                                        $    11.60     $    11.09       $    10.92     $    10.41
Total return(a)                                                           8.63%          5.86%            9.37%         (2.86)%

RATIOS/SUPPLEMENTAL DATA                                2004           2003          2002(b)           2001           2000
Net assets, end of year (000)                                       $    8,457     $    6,456       $    4,085     $    2,949
Average net assets (000)                                            $    7,559     $    5,320       $    3,413     $    2,988
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees                                                    1.38%          1.37%            1.39%          1.38%
Expenses, excluding distribution and
  service (12b-1) fees                                                    .63%           .62%              .64%           .63%
Net investment income                                                     3.85%          4.17%            4.23%          4.29%


(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


(b) Effective May 1, 2001, the Prudential Municipal Bond Fund/Insured Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gains per share by $0.01 and increase the ratio of net investment income from 4.14% to 4.17%. Per share amounts and ratios for the years ended prior to April 30, 2002 have not been restated to reflect this change in presentation.

INSURED SERIES: CLASS Z SHARES


The financial highlights for the fiscal year ended April 30, 2004 were derived from the financial statements audited by independent auditors, whose report on those financial statements was unqualified. The financial highlights for the four fiscal years ended April 30, 2003 were derived from the financial statements audited by other independent auditors whose report on those financial statements was unqualified.


CLASS Z SHARES (fiscal years ended 4-30)


PER SHARE OPERATING PERFORMANCE                         2004           2003          2002(b)           2001           2000
Net asset value, beginning of year                                  $    11.07     $    10.91       $    10.40     $    11.18
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                      .52            .55              .53            .54
Net realized and unrealized gain
  (loss) on investment transactions                                        .50            .15              .51           (.78)
Total from investment operations                                          1.02            .70             1.04           (.24)
LESS DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income                                      (.51)          (.54)            (.53)          (.54)
Distributions in excess of
  net investment income                                                     --             --               --             --
Distributions from net realized capital gains                               --             --               --             --
Total distributions                                                       (.51)          (.54)            (.53)          (.54)
Net asset value, end of year                                        $    11.58     $    11.07       $    10.91     $    10.40
Total return(a)                                                           9.45%          6.55%           10.17%         (2.13)%

RATIOS/SUPPLEMENTAL DATA                                2004           2003          2002(b)           2001           2000
Net assets, end of year (000)                                       $    9,179     $    4,238       $    2,182     $    1,429
Average net assets (000)                                            $    6,605     $    3,152       $    1,993     $    1,960
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees                                                     .63%           .62%           .64%             .63%
Expenses, excluding distribution and
  service (12b-1) fees                                                     .63%           .62%           .64%             .63%
Net investment income                                                     4.61%          4.91%          4.99%            4.94%


(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


(b) Effective May 1, 2001, the Prudential Municipal Bond Fund/Insured Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gains per share by $0.01 and increase the ratio of net investment income from 4.88% to 4.91%. Per share amounts and ratios for the years ended prior to April 30, 2002 have not been restated to reflect this change in presentation.

HIGH INCOME SERIES: CLASS A SHARES


The financial highlights for the fiscal year ended April 30, 2004 were derived from the financial statements audited by independent auditors, whose report on those financial statements was unqualified. The financial highlights for the four fiscal years ended April 30, 2003 were derived from the financial statements audited by other independent auditors whose report on those financial statements was unqualified.


CLASS A SHARES (fiscal years ended 4-30)


PER SHARE OPERATING PERFORMANCE                         2004           2003          2002(b)           2001           2000
Net asset value, beginning of year                                  $    10.06     $    10.11       $    10.22     $    11.21
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                      .56            .61              .61            .63
Net realized and unrealized gain
  (loss) on investment transactions                                        .04           (.06)            (.12)          (.99)
Total from investment operations                                           .60            .55              .49           (.36)
LESS DIVIDENDS:
Dividends from net investment income                                      (.55)          (.60)            (.60)          (.63)
Net asset value, end of year                                        $    10.11     $    10.06       $    10.11     $    10.22
Total return(a)                                                           6.15%          5.53%            4.94%         (3.31)%

RATIOS/SUPPLEMENTAL DATA                                2004           2003          2002(b)           2001           2000
Net assets, end of year (000)                                       $  491,218     $  501,501       $  522,556     $  503,874
Average net assets (000)                                            $  496,597     $  517,930       $  527,117     $  506,888
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees                                                     .85%           .84%             .84%           .82%
Expenses, excluding distribution and
  service (12b-1) fees                                                     .60%           .59%             .59%           .57%
Net investment income                                                     5.53%          5.87%            6.05%          5.86%
FOR CLASS A, B, C AND Z SHARES:
Portfolio turnover rate                                                     88%            58%              46%            27%


(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


(b) Effective May 1, 2001, the Prudential Municipal Bond Fund/High Income Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income per share by $0.01 and decrease net realized and unrealized gain (loss) per share by $0.01 and increase the ratio of net investment income from 5.84% to 5.87%. Per share amounts and ratios for the years ended prior to April 30, 2002 have not been restated to reflect this change in presentation.

HIGH INCOME SERIES: CLASS B SHARES


The financial highlights for the fiscal year ended April 30, 2004 were derived from the financial statements audited by independent auditors, whose report on those financial statements was unqualified. The financial highlights for the four fiscal years ended April 30, 2003 were derived from the financial statements audited by other independent auditors whose report on those financial statements was unqualified.


CLASS B SHARES (fiscal years ended 4-30)


PER SHARE OPERATING PERFORMANCE                         2004           2003          2002(b)           2001           2000
Net asset value, beginning of year                                  $    10.06     $    10.11       $    10.22     $    11.21
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                      .54            .58              .59            .60
Net realized and unrealized gain
  (loss) on investment transactions                                        .04           (.06)            (.13)          (.99)
Total from investment operations                                           .58            .52              .46           (.39)
LESS DIVIDENDS:
Dividends from net investment income                                      (.53)          (.57)            (.57)          (.60)
Net asset value, end of year                                        $    10.11     $    10.06       $    10.11     $    10.22
Total return(a)                                                           5.88%          5.27%            4.68%         (3.55)%

RATIOS/SUPPLEMENTAL DATA                                2004           2003          2002(b)           2001           2000
Net assets, end of year (000)                                       $  241,311     $  285,581       $  324,299     $  457,841
Average net assets (000)                                            $  264,067     $  307,192       $  375,632     $  559,879
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees                                                    1.10%          1.09%            1.09%          1.07%
Expenses, excluding distribution and
  service (12b-1) fees                                                    .60%           .59%             .59%           .57%
Net investment income                                                     5.31%          5.62%            5.78%          5.59%


(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


(b) Effective May 1, 2001, the Prudential Municipal Bond Fund/High Income Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 5.59% to 5.62%. Per share amounts and ratios for the years ended prior to April 30, 2002 have not been restated to reflect this change in presentation.

HIGH INCOME SERIES: CLASS C SHARES


The financial highlights for the fiscal year ended April 30, 2004 were derived from the financial statements audited by independent auditors, whose report on those financial statements was unqualified. The financial highlights for the four fiscal years ended April 30, 2003 were derived from the financial statements audited by other independent auditors whose report on those financial tsatements was unqualified.


CLASS C SHARES (fiscal years ended 4-30)


PER SHARE OPERATING PERFORMANCE                         2004           2003          2002(b)           2001           2000
PER SHARE OPERATING PERFORMANCE                            2004           2003           2002(b)          2001           2000
Net asset value, beginning of year                                  $    10.06     $    10.11       $    10.22     $    11.21
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                      .51            .55              .56            .57
Net realized and unrealized gain
  (loss) on investment transactions                                        .04           (.05)            (.12)          (.99)
Total from investment operations                                           .55            .50              .44           (.42)
LESS DIVIDENDS:
Dividends from net investment income                                      (.50)          (.55)            (.55)          (.57)
Net asset value, end of year                                        $    10.11     $    10.06       $    10.11     $    10.22
Total return(a)                                                           5.62%          5.00%            4.42%         (3.79)%

RATIOS/SUPPLEMENTAL DATA                                2004           2003          2002(b)           2001           2000
Net assets, end of year (000)                                       $   28,313     $   26,619       $   27,263     $   30,061
Average net assets (000)                                            $   27,121     $   27,814       $   28,028     $   32,762
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees                                                    1.35%          1.34%            1.34%          1.32%
Expenses, excluding distribution and
  service (12b-1) fees                                                    .60%           .59%             .59%           .57%
Net investment income                                                     5.04%          5.38%            5.55%          5.36%


(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


(b) Effective May 1, 2001, the Prudential Municipal Bond Fund/High Income Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income and decrease net realized and unrealized gains per share by less than $0.005 and increase the ratio of net investment income from 5.35% to 5.38%. Per share amounts and ratios for the years ended prior to April 30, 2002 have not been restated to reflect this change in presentation.

HIGH INCOME SERIES: CLASS Z SHARES


The financial highlights for the fiscal year ended April 30, 2004 were derived from the financial statements audited by independent auditors, whose report on those financial statements was unqualified. The financial highlights for the four fiscal years ended April 30, 2003 were derived from the financial statements audited by other independent auditors whose report on those financial tsatements was unqualified.


CLASS Z SHARES (fiscal years ended 4-30)


PER SHARE OPERATING PERFORMANCE                         2004           2003          2002(b)           2001           2000
Net asset value, beginning of period                                $    10.05     $    10.10       $    10.21     $    11.20
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                      .59            .63              .64            .65
Net realized and unrealized gain
  (loss) on investment transactions                                        .04           (.06)            (.13)          (.99)
Total from investment operations                                           .63            .57              .51           (.34)
LESS DIVIDENDS:
Dividends from net investment income                                      (.58)          (.62)            (.62)          (.65)
Net asset value, end of period                                      $    10.10     $    10.05       $    10.10     $    10.21
Total return(a)                                                           6.41%          5.79%            5.19%         (3.07)%

RATIOS/SUPPLEMENTAL DATA                                2004           2003          2002(b)           2001           2000
Net assets, end of period (000)                                     $   15,361     $    7,000       $    5,966     $    7,802
Average net assets (000)                                            $   10,813     $    6,368       $    7,182     $   10,493
RATIOS TO AVERAGE NET ASSETS:
Expenses, including distribution and
  service (12b-1) fees                                                     .60%           .59%             .59%           .57%
Expenses, excluding distribution and
  service (12b-1) fees                                                     .60%           .59%             .59%           .57%
Net investment income                                                     5.78%          6.14%            6.32%          6.07%


(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.


(b) Effective May 1, 2001, the Prudential Municipal Bond Fund/High Income Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended April 30, 2002 was to increase net investment income per share by $0.01 and decrease net realized and unrealized gain (loss) per share by less $0.01 and increase the ratio of net investment income from 6.11% to 6.14%. Per share amounts and ratios for the years ended prior to April 30, 2002 have not been restated to reflect this change in presentation.

APPENDIX A: DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE
DEBT RATINGS

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in the Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa: Bonds that are rated Baa are considered as medium grade obligations (that is, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Baa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

Bonds rated within the Aa, A, Baa, Ba and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

Caa: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS
Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year unless explicitly noted.

PRIME-1: Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
   - Leading market positions in well-established industries
   - High rates of return on funds employed
   - Conservative capitalization structure with moderate reliance on debt and ample asset protection
   - Broad margins in earnings coverage of fixed financial changes and high internal cash generation
   - Well-established access to a range of financial markets and assured sources of alternative liquidity

PRIME-2: Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

PRIME-3: Issuers rated Prime-3 or P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.

SHORT-TERM RATINGS
Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.

MIG 1: Loans bearing the designation MIG 1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: Loans bearing the designation MIG 2 are of high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3: Loans bearing the designation MIG 3 are of favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades.

MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S RATINGS GROUP
LONG-TERM ISSUE CREDIT RATINGS
AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest-rated obligations only in small degrees. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet the financial commitment on the obligation.

PLUS (+) OR MINUS (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

An obligation rated BB, B, CCC and C is regarded as having predominantly speculative characteristics with respect to the obligor's capacity to meet its financial commitment on the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such an obligation will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB: An obligation rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity by the obligor to meet its financial commitment on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: An obligation rated B has a greater vulnerability to default but the obligor presently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions would likely impair capacity or willingness by the obligor for timely payment of financial commitments. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: An obligation rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions with respect to the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity for timely payment of financial commitments. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: An obligation rated D is in payment default. The D rating category is used when financial commitments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

COMMERCIAL PAPER RATINGS
S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues with the A-3 designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTES RATINGS
A municipal notes rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

   - Amortization schedule -- the longer the final maturity relative to other maturities the more likely it will be treated as a note
   - Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note

Municipal notes rating symbols are as follows:

SP-1: Very strong capacity to meet its financial commitment on the note. An issue determined to possess an extremely strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to meet its financial commitment on the note, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to meet its financial commitment on the note.

FITCH, INC. INTERNATIONAL LONG-TERM CREDIT RATINGS AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversly affected by foreseeable events.

AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payments of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SHORT-TERM CREDIT RATINGS
F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS
PLUS (+) OR MINUS (-): Plus and minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.

NR indicates that Fitch, Inc. does not rate the issuer or issue in question.

Withdrawn: A rating is withdrawn when Fitch, Inc. deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one- to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch, Inc. may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

NOTES

NOTES

NOTES

NOTES

NOTES

NOTES

NOTES

FOR MORE INFORMATION
Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

- MAIL


  Prudential Mutual

  Fund Services LLC
  PO Box 8098
  Philadelphia, PA 19101

- TELEPHONE
  (800) 225-1852
  (732) 482-7555 (from
  outside the U.S.)


- WEBSITE
  www.jennisondryden.com


- Outside Brokers should contact:

  Prudential Investment Management

  Services LLC
  PO Box 8310
  Philadelphia, PA 19101

- TELEPHONE
  (800) 778-8769

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

- MAIL
  Securities and Exchange Commission
  Public Reference Section
  Washington, DC 20549-0102

- ELECTRONIC REQUEST
  publicinfo@sec.gov
  Note: The SEC charges a fee to copy documents

- IN PERSON
  Public Reference Room in Washington, DC
  For hours of operation, call (202) 942-8090

- VIA THE INTERNET
  on the EDGAR database at http://www.sec.gov

Additional information about the Fund can be obtained without charge and can be found in the following documents:

- STATEMENT OF ADDITIONAL INFORMATION (SAI)
  (incorporated by reference into this prospectus)

- ANNUAL REPORT
  (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

- SEMIANNUAL REPORT


Dryden Municipal Bond Fund
Insured Series



SHARE CLASS           A           B           C           Z
NASDAQ                PMIAX       PMINX       PMICX       PMIZX
CUSIP                 262467509   262467608   262467707   262467806



Dryden Municipal Bond Fund
High Income Series



SHARE CLASS           A           B           C           Z
NASDAQ                PRHAX       PMHYX       PHICX       PMIZX
CUSIP                 262467103   262467202   262467301   262467400



MF133A                                  Investment Company Act File No. 811-4930

                           DRYDEN MUNICIPAL BOND FUND


                       Statement of Additional Information

                                dated June  , 2004

     Dryden Municipal Bond Fund (the Fund) is an open-end, diversified management investment company, or mutual fund, consisting of two separate portfolios--the High Income Series and the Insured Series. The investment objectives of the Series are as follows: (i) the objective of the High Income Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes and (ii) the objective of the Insured Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital. Although each Series will seek income that is eligible for exclusion from federal income taxes, a portion of the dividends and distributions paid by each Series (and, in particular, the High Income Series) may be treated as a preference item for purposes of the alternative minimum tax. Each Series seeks to achieve its objective through the separate investment policies described under "Description of the Fund, Its Investments and Risks." There can be no assurance that a Series' investment objective will be achieved.


     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, and its telephone number is (800) 225-1852.


     This SAI is not a prospectus and should be read in conjunction with the Fund's prospectus dated June , 2004, a copy of which may be obtained at no charge from the Fund upon request at the address or telephone number noted above. The Fund's audited financial statements for the fiscal year ended April 30, 2004, are incorporated into this SAI by reference to the Fund's 2004 annual report to shareholders (File No. 811-4930). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or telephone number noted above.


                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
Fund History                                                                B-2
Description of the Fund, Its Investments and Risks                          B-2
Investment Restrictions                                                     B-20
Management of the Fund                                                      B-22
Control Persons and Principal Holders of Securities                         B-27
Investment Advisory and Other Services                                      B-27
Brokerage Allocation and Other Practices                                    B-34
Capital Shares, Other Securities and Organization                           B-35
Purchase, Redemption and Pricing of Fund Shares                             B-35
Shareholder Investment Account                                              B-43
Net Asset Value                                                             B-46
Taxes, Dividends and Distributions                                          B-47
Performance Information                                                     B-51
Financial Statements                                                        B-52
Appendix I--General Investment Information                                  I-1
Appendix II--Proxy Voting Policies of the Subadviser                        II-1


MF133B

                                  FUND HISTORY


     The Fund was organized in Massachusetts on November 3, 1986. On May 3, 1995, the Trustees approved a change in the name of the Modified Term Series to the Intermediate Series, effective June 29, 1995. On June 23, 1998, the Trustees approved a change in the name of the High Yield Series to the High Income Series, effective July 1, 1998. On January 22, 1999, shareholders of Intermediate Series received shares of Prudential National Municipals Fund, Inc. pursuant to an Agreement and Plan of Reorganization, approved by shareholders at a Special Meeting of Shareholders of Intermediate Series held on January 14, 1999, under which the assets of Intermediate Series were transferred to the Prudential National Municipals Fund, Inc. in exchange for shares of Prudential National Municipals Fund, Inc. and Prudential National Municipals Fund, Inc. assumed the liabilities, if any, of Intermediate Series. Shares of Intermediate Series are no longer offered pursuant to the Fund's Prospectus. Currently, the Fund consists of two separate portfolios--the High Income Series and the Insured Series. The Board of Trustees (the Board) approved changing the name of the Fund to Dryden Municipal Bond Fund, and approved changing the names of the Series to Dryden Municipal Bond Fund--Insured Series and Dryden Municipal Bond Fund--High Income Series, which became effective on July 7, 2003.


               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

     (a) CLASSIFICATION. The Fund is a diversified, open-end management investment company.

     (b) AND (c) INVESTMENT STRATEGIES, POLICIES AND RISKS. The investment objectives of the Series are as follows: (i) the objective of the High Income Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes and (ii) the objective of the Insured Series is to provide the maximum amount of income that is eligible for exclusion from federal income taxes consistent with the preservation of capital. There can be no assurance that either Series will achieve its objective. Although each Series will seek income that is eligible for exclusion from federal income taxes, a portion of the dividends and distributions paid by each Series (and, in particular, the High Income Series) may be treated as a preference item for purposes of the alternative minimum tax. See "Fund Distributions and Tax Issues" in the Prospectus.

     Each Series will seek to achieve its investment objective by investing in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is eligible for exclusion from federal income taxation (municipal obligations or municipal securities). From time to time, a Series may own the majority of a municipal obligation. Such majority-owned holdings may present additional market and credit risks.

     While the principal investment policies and strategies for seeking to achieve each Series' objective are described in the Series' Prospectus, a Series may from time to time also use the securities, instruments, policies and principal and non-principal strategies described below in seeking to achieve its objective.

GENERAL

     Prudential Investment Management, Inc., doing business as Prudential Investments (PI, the Subadviser or the investment adviser), maintains a fixed-income research group which provides credit analysis and research on fixed-income securities. The portfolio manager consults routinely with the research group in managing the Fund's portfolios. The fixed-income research group, which currently maintains a staff of credit analysts, reviews on an ongoing basis issuers of fixed-income obligations, including prospective purchases and portfolio holdings of the Series. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts. They review financial and operating statements supplied by state and local governments and other issuers of municipal securities to evaluate revenue projections and the financial soundness of municipal issuers. They study the impact of economic and political developments on state and local governments, evaluate industry sectors and meet periodically with public officials and other representatives of state and local governments and other tax-exempt issuers to discuss such matters as budget projections, debt policy, the strength of the regional economy and, in the case of revenue bonds, the demand for facilities. They also make site inspections to review specific projects and to evaluate the progress of construction or the operation of a facility.

     Each Series may invest in municipal securities which are not rated if, based upon a credit analysis by the Subadviser, the Subadviser believes that the securities are of comparable quality to other municipal securities that the Series may purchase. A description of the ratings is set forth under the heading "Description of Security Ratings" in the Fund's Prospectus. The ratings of Moody's Investors Service (Moody's) and Standard & Poor's Ratings Group (S&P) represent the respective opinions of those firms of the quality of the securities each undertakes to rate. The ratings are general and are not absolute standards of quality. In determining the suitability for investment in a particular unrated security, the Subadviser will take into consideration asset and debt service coverage, the purpose of the financing, the history of the issuer, the existence of other rated securities of the issuer, any credit enhancement by virtue of a letter of credit or other financial guaranty deemed suitable by the investment adviser and other factors as may be relevant, including comparability to other issuers.

     After its purchase by a Series of the Fund, an issue of municipal bonds or notes may cease to be rated or its rating(s) may be reduced. Neither event requires the elimination of that obligation from the portfolio of the Series, but each event will be a factor in determining whether the Series should continue to hold that issue in its portfolio.

     Each Series will attempt to invest substantially all of its investable assets in municipal securities. To achieve each Series' respective objective, as a fundamental policy, under normal circumstances, each Series anticipates that its assets will be invested so that at least 80% of its investable assets will be invested in municipal securities (insured municipal securities with respect to the Insured Series). The term "investable assets" in this SAI refers to the Series' net assets plus any borrowings for investment purposes. The Series' investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. Each Series will continuously monitor its portfolio to ensure that the asset investment test is met at all times, except for temporary defensive positions during abnormal market conditions.

     A Series may invest its assets from time to time on a temporary basis in debt securities, the interest on which is subject to federal, state or local income tax: (i) pending the investment or reinvestment in municipal securities of the proceeds from the sale of shares of the Series or sales of portfolio securities, (ii) in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors, or (iii) where market conditions due to rising interest rates or other adverse factors warrant temporary investing. Investments in taxable securities may include: obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated in the two highest grades by either Moody's or S&P (A-1 and A-2, or P-1 and P-2, respectively), except that the Insured Series may invest only in commercial paper rated A-1 or P-1; certificates of deposit and bankers' acceptances; other debt securities rated within the three highest grades by either Moody's or S&P or, if unrated, judged by the Subadviser to possess comparable creditworthiness; and repurchase agreements with respect to any of the foregoing investments. Each Series does not intend to invest more than 5% of its assets in any one category of the foregoing taxable securities. A Series may also hold its assets in other cash equivalents or in cash.

     U.S. Government securities are instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government guarantees do not extend to the yield or value of the Fund's portfolio securities or the Fund's shares. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency.

     The Fund, as well as each Series of the Fund, is classified as diversified under the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act). This means that with respect to 75% of the assets of a Series,
(i) the Series may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government obligations) and (ii) the Series may not own more than 10% of the outstanding voting securities of any one issuer. For purposes of diversification and concentration under the Investment Company Act, the identification of the issuer of the municipal obligation depends upon the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, the subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If, in either case, the creating government or another entity guarantees an obligation, the guaranty may be regarded as a separate security and treated as an issue of the guarantor.

     Each Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided: (i) the escrowed securities are "government securities" as defined in the Investment Company Act, (ii) the escrowed securities are irrevocably pledged only to payment of debt service on the refunded bonds, except to the extent there are amounts in excess of funds necessary for such debt service, (iii) principal and interest on the escrowed securities will be sufficient to satisfy all scheduled principal, interest and any premiums on the refunded bonds and a verification report prepared by a party acceptable to a nationally recognized statistical rating agency, or counsel to the holders of the refunded bonds, so verifies,
(iv) the escrow agreement provides that the issuer of the refunded bonds grants and assigns to the escrow agent, for the equal and ratable benefit of the holders of the refunded bonds, an express first lien on, pledge of and perfected security interest in the escrowed securities and the interest income thereon,
(v) the escrow agent had no lien of any type with respect to the escrowed securities for payment of its fees or expenses except to the extent there are excess securities, as described in (ii) above.

     Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which a Series may own so long as, with respect to 75% of its assets, it does not invest more than 5% of its total assets in the securities of that issuer (except obligations issued or guaranteed by the U.S. Government). As for the other 25% of the assets of a Series not subject to the limitation described above, there is no minimum limitation as to the number of issuers in whose securities these assets may be invested.

     The Fund expects that normally a Series will not invest 25% or more of its total assets in any one industry.

     A portion of the dividends and distributions paid on the shares of each Series of the Fund may be treated as a preference item for purposes of the alternate minimum tax for individuals and corporations. Such treatment may cause certain investors, depending upon other aspects of their individual tax situation, to incur some federal income tax liability. In addition, corporations are subject to an alternative minimum tax which generally treats as a tax preference item 75% of the excess of a corporation's adjusted current earnings over its alternative minimum taxable income. A corporation's adjusted current earnings generally would include interest paid on municipal obligations and dividends paid on shares of the Fund. See "Taxes, Dividends and Distributions."

     From time to time, proposals have been introduced to limit the use, or tax and other advantages, of municipal securities which, if enacted, could adversely affect each Series' NAV and investment practices. Such proposals could also adversely affect the secondary market for high yield municipal securities, the financial condition of issuers of these securities and the value of outstanding high yield municipal securities. Reevaluation of each Series' investment objective and structure might be necessary in the future due to market conditions which may result from future changes in state or federal law.

     Unlike many issues of common and preferred stock and corporate bonds which are traded between brokers acting as agents for their customers on securities exchanges, municipal obligations are customarily purchased from or sold to dealers who are selling or buying for their own account. Most municipal obligations are not required to be registered with or qualified for sale by federal or state securities regulators. Since there are large numbers of municipal obligation issues of many different issuers, most issues do not trade on any single day. On the other hand, most issues are always marketable, since a major dealer will normally, on request, bid for any issue, other than obscure ones. Regional municipal securities dealers are frequently more willing to bid on issues of municipalities in their geographic area.

     Although almost all municipal obligations are marketable, the structure of the market introduces its own element of risk; a seller may find, on occasion, that dealers are unwilling to make bids for certain issues that the seller considers reasonable. If the seller is forced to sell, he or she may realize a capital loss that would not have been necessary in different circumstances. Because the net asset value of a Series' shares reflects the degree of willingness of dealers to bid for municipal obligations, the price of a Series' shares may be subject to greater fluctuation than shares of other investment companies with different investment policies.

MUNICIPAL SECURITIES

     Municipal securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is generally eligible for exclusion from federal income tax and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.

     MUNICIPAL BONDS. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations and obtaining funds to lend to other public institutions or for general operating expenses.

     The two principal classifications of municipal bonds are general obligation and revenue. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Private activity bonds that are municipal bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity revenue bonds is usually directly related to the credit standing of the industrial user involved. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal bonds, both within and between the two principal classifications described above.

     Industrial development bonds (IDBs) are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, sewage and pollution control, and for airport, mass transit, port and parking facilities. The Internal Revenue Code restricts the types of industrial development bonds (IDBs) which qualify to pay interest exempt from federal income tax, and interest on certain IDBs issued after August 7, 1986 is subject to the alternative minimum tax. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for the payment.

     The interest rates payable on certain municipal bonds and municipal notes are not fixed and may fluctuate based upon changes in market rates. Municipal bonds and notes of this type are called "variable rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a demand feature) and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate obligations should enhance the ability of a Series to maintain a stable NAV per share and to sell an obligation prior to maturity at a price approximating the full principal amount of the obligation. For further discussion, see "Floating Rate and Variable Rate Municipal Securities" below.

     MUNICIPAL NOTES. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include:

     1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

     2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in the expectation of reception of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

     3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

     4. CONSTRUCTION LOAN NOTES. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association (GNMA) to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

     TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper, the interest on which is generally exempt from federal income taxes, typically are represented by short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

THE HIGH INCOME SERIES

     The High Income Series will invest primarily in municipal obligations which are rated B or better by Moody's or S&P or a similar nationally recognized statistical rating organization (NRSRO) and which generally have maturities in excess of ten years at the time of purchase, although the Series also will invest in municipal obligations having maturities ranging from one year to ten years, provided that the dollar-weighted average maturity of the Series' investment portfolio generally remains within the fifteen to thirty-year range. Securities rated Baa by Moody's or BBB by S&P, although considered to be investment grade, lack outstanding investment characteristics and in fact have speculative characteristics as well. Securities rated Ba or BB or lower by Moody's or S&P, respectively, are generally considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as junk bonds. While such securities may have some quality and protective characteristics, those are outweighed by large uncertainties or major risk exposures to adverse conditions. See "Description of Security Ratings" in the Prospectus.

     The Series may also invest in municipal securities which are not rated if, based upon a credit analysis by the Fund's investment adviser, the investment adviser believes that such securities are of comparable quality to rated municipal securities in which the Series may invest. The High Income Series normally can be expected to offer the highest yields of the two Series, but it will also be subject to the greatest market and credit risk.

     The Series also may invest in short-term municipal obligations (that is, cash equivalents) that are, at the time of purchase, rated within the four highest quality grades as determined by either Moody's (currently MIG 1, MIG 2, MIG 3 and MIG 4 for notes and P-1, P-2 and P-3 for commercial paper) or S&P (currently A-1, A-2 and A-3 for commercial paper and SP-1 and SP-2 for notes).


     RISK FACTORS RELATING TO INVESTING IN HIGH-YIELD (JUNK) DEBT SECURITIES. Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity and the market perception of the creditworthiness of the issuer (market risk). Lower rated (that is, high-yield or junk) securities or non-rated securities of comparable quality are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Lower-rated and comparable unrated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Fluctuations in the prices of fixed-income securities may be caused by, among other things, the supply and demand for similarly rated securities. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Series' net asset value. The investment adviser considers both credit risk and market risk in making investment decisions for the Series. The achievement of the Series' investment objective may be more dependent on the investment adviser's credit analysis and rating assignment than is the case when investing in only higher quality bonds. Since lower rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investments in securities which carry lower ratings and in comparable unrated securities and understand that such securities are not generally meant for short term investing and that yields on junk bonds will fluctuate over time.


     An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Furthermore, changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade bonds. In addition to the risk of default, there are the related costs of recovery on defaulted issues. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Series' NAV. Under circumstances where the Series owns the majority of an issue, market and credit risks may be greater. Moreover, from time to time, it may be more difficult to value high-yield securities than more highly rated securities.

     Debt rated Ba, B, Caa, Ca and C by Moody's, and debt rated BB, B, CCC, CC and C by S&P is regarded by the rating agency, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Among junk bonds, Ba/BB indicates the lowest degree of speculation and C/D the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated C by S&P is the lowest rated debt that is not in default as to principal or interest and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Debt rated D by S&P is in payment default. Moody's does not have a D rating. See the "Description of Security Ratings" in the Prospectus.

     Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Series may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Series experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the portfolio and increasing the exposure of the Series to the risks of high-yield securities.

     Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Series may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities which, as a general rule, fluctuate in response to the general level of interest rates.

CREDIT-LINKED SECURITIES

     The Series may invest in credit-linked securities. Credit-linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Series has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date.

     Credit-linked securities are typically privately negotiated transactions between two or more parties. The Series bears the risk that the issuer of the credit-linked security will default or become bankrupt. The Series bears the risk of loss of its principal Investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security.

     Credit-linked securities are also subject to credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Series may receive the security that has defaulted, and the Series' principal investment would be reduced by the corresponding face value of the defaulted security.

     The market for credit-linked securities may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available.

     The collateral for a credit-linked security is one or more credit default swaps. See "Description of the Fund, Its Investments and Risks--Hedging Strategies--Swap Transactions--Credit Default Swap Transactions" for a description of additional risks associated with credit default swaps.


SECURITIES OF FINANCIALLY AND OPERATIONALLY TROUBLED OBLIGORS


     The Series may also invest up to 10% of its total assets in debt securities of financially troubled and operationally troubled obligors (collectively, distressed securities). Financially troubled obligors include obligors involved in bankruptcy or reorganization proceedings or financial restructurings or otherwise in default on their obligations. Operationally troubled obligors are ones experiencing poor operating results that may have severely depressed earnings or have special competitive or product obsolescence problems.


     The Series' portfolio manager may consult the Subadviser's fixed-income research group in managing the portfolio and in researching financially troubled and operationally troubled obligors. The Series' portfolio manager reviews on an ongoing basis financially troubled and operationally troubled obligors, including prospective purchases and portfolio holdings of the Series. The portfolio manager has broad access to research and financial reports, data retrieval services and industry analysts.

     The Series is permitted to invest in defaulted securities and in low quality debt securities having a rating of D or better as determined by S&P or Moody's or having a comparable rating determined by another NRSRO, or in unrated securities which, in the opinion of the investment adviser, are of equivalent quality. See "Description of Security Ratings" in the Prospectus. Such lower-quality debt securities are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the obligor's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty.

     The securities of financially and operationally troubled obligors may require active monitoring and at times may require the Series' investment adviser to participate in bankruptcy or reorganization proceedings on behalf of the Series. To the extent the investment adviser becomes involved in such proceedings, the Series may have a more active participation in the affairs of the issuer than is generally assumed by an investor and such participation may subject the Series to the litigation risks described below. However, the Series does not invest in the securities of financially or operationally troubled obligors for the purpose of exercising day-to-day management of any obligor's affairs.

RISKS OF FINANCIALLY AND OPERATIONALLY TROUBLED OBLIGORS

     Investment in the securities of financially and operationally troubled obligors involves a high degree of credit and market risk. See "Risk Factors Relating to Investing in High-Yield Securities" above. There is a possibility that the Series may incur substantial or total losses on its investments. During an economic downturn or recession, securities of financially troubled obligors are more likely to go into default than securities of other obligors. In addition, it may be difficult to obtain information about financially and operationally troubled obligors.

     Investment in the securities of financially and operationally troubled obligors is a long-term investment strategy and, accordingly, investors in the Series should have the financial ability and willingness to remain invested for the long term.

Securities of financially troubled obligors are less liquid and more volatile than securities of companies not experiencing financial difficulties. The market prices of such securities are subject to erratic and abrupt market movements and the spread between bid and asked prices may be greater than normally expected. In addition, it is anticipated that many of these investments may not be widely traded and that the Series' position in such securities may be substantial relative to the market for such securities. As a result, the Series may experience delays and incur losses and other costs in connection with the sale of its portfolio securities.

     The Series may invest in the securities of companies involved in bankruptcy proceedings, reorganizations and financial restructurings and may have a more active participation in the affairs of the obligor than is generally assumed by an investor. This may subject the Series to litigation risks or prevent the Series from disposing of securities. In a bankruptcy or other proceeding, the Series as a creditor may be unable to enforce its rights in any collateral or may have its security interest in any collateral challenged, disallowed or subordinated to the claims of other creditors. While the Series will attempt to avoid taking the types of actions that would lead to equitable subordination or creditor liability, there can be no assurance that such claims will not be asserted or that the Series will be able to successfully defend against them. Because (unlike the Series) other investors may purchase the securities of these companies for the purpose of exercising control or management, the Series may be at a disadvantage to the extent that the Series' interests differ from the interests of these other investors.


THE INSURED SERIES


     The Insured Series will invest primarily in municipal obligations which are
(i) insured by an entity whose claims-paying ability at the time of purchase is rated Aaa by Moody's or AAA by S&P, or a similar NRSRO, so that the obligation is rated AAA or Aaa or meets the eligibility criteria imposed by such insurers or (ii) backed by the full faith and credit of the U.S. Government. The Series may also invest up to 5% of its investable assets in municipal obligations which are rated A/A or Aa/AA by Moody's or S&P, respectively, or a similar NRSRO. See "Description of Security Ratings" in the Prospectus. The Series may also invest in municipal securities which are not rated if, based upon a credit analysis by the Fund's investment adviser, the investment adviser believes that such securities are of comparable quality to other municipal securities that the Series may purchase.

     Under normal circumstances, at least 80% of the Series' investable assets will consist of insured municipal obligations. This insurance may be provided either (i) under a new issue insurance policy obtained by the issuer or underwriter of a bond or note or (ii) under a secondary market insurance policy on a particular bond or note purchased either by the Series or a previous bondholder or noteholder. See "Insurance" below. As noted above, the Series will acquire insurance only from, and purchase municipal bonds and notes insured by, insurers whose claims-paying ability is rated AAA or Aaa at the time of purchase. Changes in the financial condition of an insurer could result in a subsequent reduction or withdrawal of this rating. In each case, the insurance policies protect only against the timely payment of principal and interest on the insured municipal bonds and notes. The price of the municipal obligations, which may fluctuate due to changes in interest rates generally or factors affecting the credit of the insurer, and the stability of the Series' NAV are not insured.

THE INSURED SERIES AND THE HIGH INCOME SERIES

     INSURANCE. Each Series may at times purchase secondary market insurance on municipal bonds and notes which it holds or acquires. Secondary market insurance would be reflected in the market value of the municipal obligation and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

     Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the municipal bonds and notes held by a Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, that is, the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the NAV of the shares of the Series. The ratings of insured municipal obligations depend, in substantial part, on the creditworthiness of the insurer; thus their value will fluctuate largely on the basis of factors relating to the insurer's ability to satisfy its obligations, as well as on market factors generally. New issue insurance is obtained by the issuer or underwriter upon issuance of a bond or note, and the insurance premiums are reflected in the price of such bond or note. Insurance premiums with respect to secondary insurance may, on the other hand, be paid by a Series. Premiums paid for secondary market insurance will be treated as capital costs, increasing the cost basis of the investment and thereby reducing the effective yield of the investment. No Series will invest in obligations insured by The Prudential Insurance Company of America, except as may be permitted by applicable law, nor will a Series settle any claim under portfolio insurance provided by an insurer whose insurance obligations are reinsured by an affiliate of Prudential for less than full payment except in accordance with an exemptive order, if any, obtained from the Securities and Exchange Commission (Commission).

     THE INSURED SERIES. It is anticipated that, under current market conditions, a great majority of the municipal obligations held by the Insured Series will be insured by the following entities: MBIA Insurance Corporation (MBIA Corp.) (formerly known as Municipal Bond Investors Assurance Corporation), AMBAC Assurance Corporation (AMBAC) (formerly known as AMBAC Indemnity Corporation), Financial Guaranty Insurance Company (FGIC) and Financial Security Assurance Inc. (FSA). Each of these entities is described more fully below. S&P and Moody's rates the claims paying ability of such insurers AAA and Aaa, respectively. The Insured Series may, from time to time, purchase municipal securities insured by other entities or acquire insurance coverage for individual uninsured municipal securities directly from another insurer provided any such entity has a claims-paying ability rated AAA or Aaa by S&P or Moody's, respectively.


     MBIA Corp. is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. As of December 31, 2003, MBIA Corp. had assets of approximately $10 billion, total liabilities of approximately $6.27 billion and total policyholders' surplus of approximately $3.71 billion.

     On December 18, 2003 a group of investors purchased FGIC from GE, which retained 5% common ownership interest. FGIC is now run as an independent company. As of December 31, 2003, FGIC had total assets of approximately $2.74 billion, total liabilities of approximately $1.58 billion, and total policyholders' surplus of approximately $1.15 billion.

     At December 31, 2003 AMBAC Assurance had total assets of approximately $6.24 billion, total liabilities of approximately $3.96 billion and total policyholders' surplus of approximately $2.22 billion.

     FSA is a subsidiary of Dexia Credit Local, a major European banking and asset manager. As of December 31, 2003, FSA had total assets of approximately $3.75 billion, total liabilities of approximately $2.58 billion, and total policyholders' surplus of approximately $1.16 billion.


     HIGH INCOME SERIES. It is anticipated that, under current market conditions, certain of the municipal obligations held by the High Income Series will be insured by the entities described above. The High Income Series may also purchase secondary market insurance from insurers whose claims paying ability is rated AAA/Aaa, or lower, by various credit rating agencies. Certain insurers whose claims paying ability is lower than AAA/Aaa, may subject the Series to greater credit risk.

     FLOATING RATE AND VARIABLE RATE SECURITIES. Each Series may invest more than 5% of its investable assets in floating rate and variable rate securities, including participation interests therein and inverse floaters. Floating rate securities normally have a rate of interest that is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow a Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. Floating rate and variable rate securities typically have long maturities but afford the holder the right to demand payment at earlier dates. Such floating rate and variable rate securities will be treated as having maturities equal to the period of adjustment of the interest rate.

     Each Series may invest in participation interests in variable rate tax-exempt securities (such as certain IDBs) owned by banks. A participation interest gives a Series an undivided interest in the tax-exempt security in the proportion that a Series' participation interest bears to the total principal amount of the tax-exempt security and generally provides that the holder may demand repurchase within one to seven days. Participation interests frequently are backed by an irrevocable letter of credit or guarantee of a bank that the investment adviser, under the supervision of the Trustees, has determined meets the prescribed quality standards for a Series. A Series generally has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on seven days' notice, for all or any part of a Series' participation interest in the par value of the tax-exempt security, plus accrued interest. A Series intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid by the issuer on the tax-exempt securities over the negotiated yield at which the instruments were purchased from the bank by a Series. The investment adviser will monitor the pricing, quality and liquidity of the variable rate demand instruments held by a Series, including the IDB's supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other bank analytical services to which the investment adviser may subscribe. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

     INVERSE AND SECONDARY INVERSE FLOATERS. Each Series may invest in inverse floaters and secondary inverse floaters. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. A secondary inverse floater is an asset-backed security, generally evidenced by a trust or custodial receipt, the interest rate on which moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on such instruments. Generally, income from inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term, tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, a Series may, but is not required to, purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. Inverse floaters represent a flexible portfolio management instrument that allows us to vary the degree of investment leverage relatively efficiently under different market conditions.

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. Each Series may purchase municipal obligations on a when-issued or delayed-delivery basis and may from time to time sell obligations on a delayed delivery basis, in each case without limit. When municipal obligations are offered on a when-issued or delayed-delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no interest accrues to the purchaser. In the case of purchases by a Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date and an increase in the percentage of the Series' assets committed to the purchase of securities on a when-issued or delayed-delivery basis may increase the volatility of the Series' NAV. While securities may be sold prior to the settlement date, each Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time a Series makes the commitment to purchase a municipal obligation on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the obligation, each day, in determining its NAV. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. If a Series chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations. Each Series will establish a segregated account in which it will maintain cash or other liquid assets having a value equal to or greater than the Series' purchase commitments.

     As in the case of purchases, the price of the municipal obligations sold on a delayed delivery basis is determined at the time of the commitment. The price that a Series may be required to accept on the settlement date may be less than the market value of the obligation on that date.

     Each Series may also purchase municipal forward contracts. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

     MUNICIPAL LEASE OBLIGATIONS. Each Series may invest in municipal lease obligations. A municipal lease obligation is a municipal security the interest on and principal of which is payable out of lease payments made by the party leasing the facilities financed by the issue. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (for example, schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Board. See "Illiquid Securities" below.

     In addition to the risks relating to municipal obligations, municipal lease obligations also expose a Series to abatement risk. Abatement risk is the risk that the entity leasing the equipment or facility will not be required to make lease payments because it does not have full use and possession of the equipment or facility.

     MUNICIPAL ASSET-BACKED SECURITIES. Each Series may invest in municipal asset-backed securities. A municipal asset-backed security is a debt or equity interest in a trust, special purpose corporation or other pass-through structure, the interest or income on which generally is eligible for exclusion from federal income taxation based upon the income from an underlying municipal bond or pool of municipal bonds.


     LENDING OF SECURITIES. Consistent with applicable regulatory requirements, each Series may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate
33 1/3% of the value of the Series' total assets and provided that such loans are callable at any time by the Series and are at all times secured by cash or other liquid assets or an irrevocable letter of credit in favor of the Series that is equal to at least 100% of the market value, determined daily of the loaned securities. The advantage of such loans is that the Series continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

     A loan may be terminated by the Series any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Series could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Trustees. On termination of the loan, the borrower is required to return the securities to the Series, and any gain or loss in the market price during the loan would inure to the Series.

     Since voting or consent rights that accompany loaned securities pass to the borrower, the Series will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Series' investment in the securities that are the subject of the loan. The Series will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.


     LIQUIDITY PUTS. Each Series may purchase and exercise puts on municipal bonds and notes. Puts give the Series the right to sell securities held in the portfolio at a specified exercise price on a specified date. Puts may be acquired to reduce the volatility of the market value of securities subject to puts. The acquisition of a put may involve an additional cost to a Series compared to the cost of securities with similar credit ratings, stated maturities and interest coupons but without applicable puts. This increased cost may be paid either by way of an initial or periodic premium for the put or by way of a higher purchase price for securities to which the put is attached. In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, each Series will acquire a put only under the following circumstances: (1) the put is written by the issuer of the underlying security and the security is rated within the quality grades in which the Series is permitted to invest; (2) the put is written by a person other than the issuer of the underlying security and that person has securities outstanding which are rated within the quality grades in which the Series is permitted to invest; or
(3) the put is backed by a letter of credit or similar financial guaranty issued by a person having securities outstanding which are rated within the quality grades in which the Series is permitted to invest.

     Puts will be valued at an amount equal to the difference between the value of the underlying security taking the put into consideration and the value of the same or a comparable security without taking the put into consideration.

HEDGING STRATEGIES


     Each Series is authorized to purchase and sell certain derivatives, including financial futures contracts (futures contracts), options on futures contracts, options on swaps (swap options), interest rate swaps, total return swaps and index swaps, for the purpose of attempting to hedge its investment in municipal obligations against fluctuations in value caused by changes in prevailing market interest rates, attempting to hedge against increases in the cost of securities the Series intends to purchase and in certain cases, attempting to enhance return. A Series, and thus an investor, may lose money through unsuccessful use of these strategies. The successful use of futures contracts, options on futures contracts, swap options, interest rate swaps, total return swaps and index swaps by a Series involves additional transaction costs, is subject to various risks and depends upon the investment adviser's ability to predict the direction of the market and interest rates. A Series' ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, a Series may use them to the extent consistent with its investment objective and policies.

     Each Series intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Series' portfolio or which the Series intends to purchase. The Series also intend to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series. A Series may not purchase or sell futures contracts or purchase or sell options thereon if, immediately thereafter, the sum of initial and net cumulative variation margin on outstanding futures contracts and sold options thereon, together with premiums paid on purchased options thereon, would exceed 20% of the total assets of the Series. There are no limitations on the percentage of a portfolio which may be hedged and no limitations on the use of a Series' assets to cover futures contracts and options thereon, except that (i) the aggregate value of the obligations underlying put options sold by a Series will not exceed 50% of a Series' assets and (ii) a Series will not sell futures contracts if the value of such futures contracts exceeds the total market value of the securities of the Series.


     FUTURES CONTRACTS. A futures contract that provides for cash settlement obligates the party to the contract to deliver to the other party to the contract cash equal to a specific dollar amount times the difference between the value of the underlying fixed-income security or index at the time of settlement or offset of the contract and the price at which the agreement is made. A futures contract that provides for physical settlement obligates the seller of the contract to deliver to the purchaser of the contract the underlying fixed income security in exchange for the price at which the agreement is made. Although some interest rate futures contracts call for actual delivery or acceptance of debt securities at settlement, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. A Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

     Each Series may engage in transactions in financial futures contracts as a hedge against interest rate related fluctuations in the value of securities which are held in the investment portfolio or which the Series intends to purchase. A clearing corporation associated with the commodities exchange on which a futures contract trades assumes responsibility for the completion of transactions and, to a certain extent, guarantees that open futures contracts will be closed.

     A Series neither pays nor receives money upon the purchase or sale of a futures contract. Instead, when the futures contract is entered into, each party deposits in a segregated account approximately 5% of the contract amount, called the initial margin. Initial margin in futures transactions is different from margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, initial margin is in the nature of a good faith deposit on the contract which is returned to a Series upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market."

     When a Series purchases a futures contract, it will maintain an amount of cash or other liquid assets in a segregated account so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged. A Series that has sold a futures contract may cover that position by owning the instruments underlying the futures contract or by holding a call option on such futures contract. A Series will not sell futures contracts if the value of such futures contracts exceeds the total market value of the securities of the Series. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

     Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury Bonds and Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills and bank certificates of deposit. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. Each Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indexes and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging investments in municipal obligations.

FUTURES CONTRACTS ON 10-YEAR INTEREST RATE SWAPS (SWAP FUTURES)

     Swap Futures, introduced by the Chicago Board of Trade in October 2001, enable purchasers to cash settle at a future date at a price determined by the International Swaps and Derivatives Association Benchmark Rate for a 10-year U.S. dollar interest rate swap on the last day of trading, as published on the following business day by the Federal Reserve Board in its Daily Update to the
H. 15 Statistical Release. Swap Futures attempt to replicate the pricing of interest rate swaps.

     The $100,000 par value trading units of Swap Futures represent the fixed-rate side of a 10-year interest rate swap that exchanges semiannual fixed-rate payments at a 6% annual rate for floating-rate payments based on 3-month LIBOR. Swap Futures trade in price terms quoted in points ($1,000) and 32nds ($31.25) of the $100,000 notional par value. The contract settlement-date cycle is March, June, September and December, which is comparable to other fixed-income futures contracts.

     The structure of Swap Futures blends certain characteristics of existing over-the-counter (OTC) swaps and futures products. Unlike most swaps traded in the OTC Market that are so-called "par" swaps with a fixed market value trading on a rate basis, Swap Futures have fixed notional coupons and trade on a price basis. In addition, Swap Futures are constant maturity products that will not mature like OTC swaps, but rather represent a series of 10-year instruments expiring quarterly. Because Swap Futures are traded on an exchange, there is minimal counterparty or default risk, although, like all futures contracts, a Series could experience delays and/or losses associated with the bankruptcy of a broker through which a Series engages in futures transactions. Investing in Swap Futures is subject to the same risks of investing in futures, which are described below.

     A Series may invest in Swap Futures for hedging purposes only.

     OPTIONS ON FUTURES CONTRACTS.--Each Series may purchase put and call options and write put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. Each Series will use options on futures in connection with hedging strategies.

     An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date. Currently options can be purchased or written with respect to futures contracts on U.S. Treasury Bonds, among other fixed-income securities, and on municipal bond indices on the Chicago Board of Trade. As with options on debt securities, the holder or writer of an option on a future may terminate his or her position by selling or purchasing (respectively) an option of the same series. There is no guaranty that such closing transactions can be effected.

     When a Series hedges its portfolio by purchasing a put option, or writing a call option, on a futures contract, it will own a long futures position or an amount of debt securities corresponding to the open option position. When a Series writes a put option on a futures contract, it may, rather than establish a segregated account, sell the futures contract underlying the put option or purchase a similar put option.

LIMITATIONS ON THE PURCHASE AND SALE OF FUTURES CONTRACTS AND RELATED OPTIONS


     LIMITATION ON PURCHASE AND SALE. Each Series intends to limit its futures-related investment activity so that, other than with respect to bona fide hedging activity (as defined in Commodity Futures Trading Commission (CFTC) Rule 1.3(z)):

     (i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions (determined at the time the most recent position was established) does not exceed 5% of the liquidation value of the Series' portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation) or

     (ii) the aggregate net "notional value" (i.e., the size of a commodity futures or commodity option contract in contract units (taking into account any multiplier specified in the contract), multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all non-hedge commodity futures and commodity option contracts that the Series has entered into (determined at the time the most recent position was established) does not exceed the liquidation value of the Series' portfolio, after taking into account unrealized profits and unrealized losses on any such contracts that the Series has entered into.

     NO COMMODITY POOL OPERATOR REGISTRATION OR REGULATION. Each Series is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act ("CEA") and therefore, is not subject to registration or regulation as a pool operator under the CEA.


     Each Series will use financial futures in a manner consistent with these requirements. Each Series will continue to invest at least 80% of its investable assets in municipal bonds and municipal notes (insured municipal bonds and municipal notes, with respect to the Insured Series) except in certain circumstances, as described in the Prospectus under "How the Fund Invests--Investment Objective and Policies." In addition, a Series may not purchase or sell futures contracts or purchase or sell options thereon if, immediately thereafter, the sum of initial and net cumulative variation margin on outstanding futures contracts and sold options thereon, together with premiums paid on purchased options thereon, would exceed 20% of the total assets of the Series. There are no limitations on the percentage of a portfolio which may be hedged and no limitations on the use of a Series' assets to cover futures contracts and options thereon, except that (i) the aggregate value of the obligations underlying put options sold by a Series will not exceed 50% of a Series' assets and (ii) a Series will not sell futures contracts if the value of such futures contracts exceeds the total market value of the securities of the Series. As discussed above, a Series may invest in Swap Futures for hedging purposes only.

SWAP TRANSACTIONS


     Each Series may enter into swap transactions, including interest rate and total return and index swap agreements. The High Income Series may also enter into credit default swap agreements. In addition, each Series may also enter into swap options. These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Series than if the Series had invested directly in an instrument that yielded that desired return. Investments in each of credit default swaps and total return, index swaps and swap options are limited to 15% of a Series' investable assets, as applicable.

     Swap agreements are two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index or other investments or instruments.

     Most swap agreements entered into by a Series would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Series' current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Series' current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Series) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.


     To the extent that a Series enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Series' obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and each Series believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, each Series will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, each Series expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. A Series will enter into swaps only with parties meeting creditworthiness standards approved by the Series' Board of Trustees. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Board of Trustees.


     For purposes of applying the Series' investment policies and restrictions (as stated in the Prospectus and SAI) swap agreements are generally valued by a Series at market value. In the case of a credit default swap sold by the High Income Series (I.E., where the Series is selling credit default protection) however, the Series will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by a Series for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

     Whether a Series' use of swap agreements or swap options will be successful in furthering its investment objective will depend on the investment adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, each Series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.


     A Series will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Series' repurchase agreement guidelines). Certain restrictions imposed on a Series by the Internal Revenue Code may limit the Series' ability to use swap agreements. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


     Depending on the terms of the particular option agreement, a Series will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Series purchases a swap option, it risks losing only the amount of the premium it hedged should it decide to let the option expire unexercised. However, when a Series writes a swap option upon exercise of the option the Series will become obligated according to the terms of the underlying agreement.


     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (CEA) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible contract participants", which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, the swap agreement must be subject to individual negotiation by the parties and not be executed or transacted on a trading facility.

     INTEREST RATE SWAP TRANSACTIONS. Each Series may enter into interest rate swaps. Interest rate swaps involve the exchange by a Series with another party of their respective commitments to pay or receive interest, E.G., an exchange of floating rate payments for fixed rate payments. Each Series expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Series anticipates purchasing at a later date. Each Series may enter into interest rate swaps for credit enhancement or to hedge its portfolio.

     A Series may enter into interest rate swaps traded on an exchange or in the over-the-counter market. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Series is contractually obligated to make. If the other party to an interest rate swap defaults, the Series' risk of loss consists of the net amount of interest payments that the Series is contractually entitled to receive. The use of interest rate swaps is a highly speculative activity which involves investment techniques and risks different form those associated with ordinary portfolio transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Series would diminish compared to what it would have been if this investment technique was never used.

     A Series may enter into interest rate swaps as a hedge against changes in the interest rate of a security in its portfolio or that of a security the Series anticipates buying. If a Series purchases an interest rate swap to hedge against a change in an interest rate of a security the Series anticipates buying, and such interest rate changes unfavorably for the Series, then the Series may determine not to invest in the securities as planned and will realize a loss on the interest rate swap that is not offset by a change in the interest rates or the price of the securities.


     A Series may enter into interest rate swap transactions (including interest rate swaps with embedded options) on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities.

     CREDIT DEFAULT SWAP TRANSACTIONS. The High Income Series may enter into credit default swap transactions. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value", of the reference obligation in exchange for the reference obligation. The Series may be either the buyer or seller in a credit default swap transaction. If the Series is a buyer and no event of default occurs, the Series will lose its investment and recover nothing. However, if an event of default occurs, the Series (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Series receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Series had invested in the reference obligation directly.

     The Series may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities they hold, in which case the Series would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk--that the seller may fail to satisfy its payment obligations to the Series in the event of a default.

     TOTAL RETURN & INDEX SWAPS. Each Series may enter into total return and index swaps. Total return and index swaps are used as substitutes for owning the physical securities that comprise a given market index, or to obtain non-leveraged exposure in markets where no physical securities are available such as an interest rate index. Total return refers to the payment (or receipt) of an index's total return, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Series with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available. For example, a Series can gain exposure to the broad mortgage sector by entering into a swap agreement, whereby the Series receives the total return of the Lehman Brothers Mortgage Index in exchange for a short-term floating interest rate, such as the three-month LIBOR. This is fundamentally identical to purchasing the underlying securities that comprise the index, which requires an investor to pay cash, thereby surrendering the short-term interest rate to be earned from cash holdings, in order to receive the return of the index. Total return swaps provide each Series with the opportunity to actively manage the cash maintained by the Series as a result of not having to purchase securities to replicate a given index. Similar to interest rate swaps, the cash backing total return swaps is actively managed to earn a premium in excess of the floating rate paid on the swap.

     SWAP OPTION AGREEMENTS. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Series may write (sell) and purchase put and call swap options.

     See "Risks of Hedging Strategies" for additional risks associated with swap transactions.

RISKS OF HEDGING STRATEGIES

     Participation in the swap, options or futures markets involves investment risks and transaction costs to which a Series would not be subject absent the use of these strategies. Each Series, and thus its investors, may lose money through the unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Series may leave the Series in a worse position than if such strategies were not used. Risks inherent in the use of swaps, futures contracts and options on futures contracts include (but are not limited to) (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of swaps, options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities;
(4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible inability of the Series to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the fund to sell a portfolio security at a disadvantageous time, due to the need for the Series to maintain cover or to segregate securities in connection with hedging transactions. See "Swap Transactions" for additional risks associated with Swap Transactions.

     A Series may sell a futures contract to protect against the decline in the value of securities held by the Series. However, it is possible that the futures market may advance and the value of securities held in the Series' portfolio may decline. If this were to occur, the Series would lose money on the futures contracts and also experience a decline in value in its portfolio securities.

     When a Series purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Series may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

     There is a risk that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Series' portfolio securities. Another such risk is that prices of futures contracts may not move in tandem with the changes in prevailing interest rates against which the Series seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.


     There may exist an imperfect correlation between the price movements of futures contracts purchased by the Series and the movements in the prices of the securities which are the subject of a hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirement in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures markets could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities (or currencies) and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful hedging transaction.


     The risk of imperfect correlation increases as the composition of a Series' securities portfolio diverges from the securities that are the subject of the futures contract, for example, those included in the municipal index. Because the change in price of the futures contract may be more or less than the change in prices of the underlying securities, even a correct forecast of interest rate changes may not result in a successful hedging transaction.

     Pursuant to the requirements of the Commodity Exchange Act, all futures contracts and options thereon must be traded on an exchange. Each Series intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. The Series' ability to establish and close out positions in futures contracts and options on futures contracts would be impacted by the liquidity of these exchanges. Although the Series generally would purchase or sell only those futures contracts and options thereon for which there appeared to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Series maintains a position, it would not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Series would have to either make or take delivery under the futures contract or, in the case of a written call option, wait to sell underlying securities until the option expired or was exercised or, in the case of a purchased option, exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit. In the case of a futures contract or an option on a futures contract which the Series had written and which the Series was unable to close, the Series would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract was closed. In the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.

     Successful use of futures contracts by a Series is subject to, among other things, the ability of the Series' investment adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. For example, if a Series has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, a Series will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if a Series has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Series may have to sell securities at a time when it is disadvantageous to do so.

     Exchanges on which futures and related options trade may impose limits on the positions that a Series may take in certain circumstances. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Series may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.


     If a Series maintains a short position in a futures contract, it will cover this position by segregating cash or liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered with an offsetting position such as owning the securities underlying the futures contract, or by holding a call option permitting the Series to purchase the same contract at a price no higher than the price at which the short position was established. If a Series holds a long position in a futures contract, it will segregate cash or liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit). Alternatively, the Series could cover its long position with an offsetting position such as by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Series.


     Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Series would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Series has insufficient cash, it may be disadvantageous to do so. In addition, the Series may be required to take or make delivery of the instruments underlying futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Series' ability to effectively hedge its portfolio.

     In the event of the bankruptcy of a broker through which the Series engages in transactions in futures or options thereon, the Series could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Series only with brokers or financial institutions deemed creditworthy by the investment adviser.


     RISKS OF TRANSACTIONS IN OPTIONS ON FUTURES CONTRACTS. In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Compared to the purchase or sale of futures contracts, the purchase of put options on futures contracts involves less potential risk to a Series because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a put option on a futures contracts would result in a loss to a Series when the sale of a futures contracts would not result in a loss, such as when there is no movement in the price of the debt or index underlying the futures contracts.


     An option position may be closed out only on an exchange which provides a market for an option of the same series. As described above, although a Series generally will purchase only those options for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option, or at any particular time, and for some options, no market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options with the result that a Series would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

     Reasons for the absence of a liquid market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the market on that exchange in options (or in that class or series of options) would cease to exist, although outstanding options on that exchange could continue to be exercisable in accordance with their terms.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain clearing facilities inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

     REPURCHASE AGREEMENTS. Each Series may on occasion enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the repurchase agreement. The Series' repurchase agreements will at all times be fully collateralized by cash or other liquid assets in an amount at least equal to the resale price. The instruments held as collateral are valued daily and, if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss.

     Each Series participates in a joint repurchase account with other investment companies managed by Prudential Investments LLC (PI or the Manager) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Series may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.


     SECURITIES OF OTHER INVESTMENT COMPANIES. Each Series may invest up to 10% of its total assets in securities of other non-affiliated investment companies, subject to any other limitations in its investment restrictions. If a Series does invest in securities of other investment companies, shareholders of the Series may be subject to duplicate management and advisory fees. In addition, each Series may purchase shares of affiliated investment companies in amounts up to 25% of its total assets. See "Investment Restrictions" below.


     ILLIQUID SECURITIES. Each Series may hold up to 15% of its net assets in illiquid securities. If a Series were to exceed this limit, the investment adviser would take prompt action to reduce a Series' holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable either within or outside of the United States. Securities, including municipal lease obligations, that have a readily available market are not considered illiquid for purposes of this limitation. The Subadviser (as defined below) will monitor the liquidity of such restricted securities under the supervision of the Trustees. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


     A large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.


     Rule 144A under the Securities Act allows for an institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. A Series' investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

     Municipal lease obligations and certain other securities for which there is a readily available market will not be considered illiquid for purposes of the each Series' 15% limitation on illiquid securities only when deemed liquid under procedures established by the Fund. In reaching liquidity decisions, the investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (for example, its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (for example, the potential for an event of nonappropriation); (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the investment adviser.

     OBTAINING SECURITIES RATINGS. A Series may obtain a rating for unrated securities that the Series owns if, in the investment adviser's judgment, liquidity or pricing of the security would be improved if the security was rated. Ratings will be obtained only from an NRSRO. Assets of a Series may be used to pay an NRSRO in connection with obtaining such ratings. A Series may use up to 5% of its assets to obtain ratings for unrated securities that it owns.


     BORROWING. Each Series may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated at the time of the borrowing. However, a Series will not purchase portfolio securities when borrowing exceeds 5% of the value of the Series' total assets unless this policy is changed by the Board. The Series may pledge up to 33 1/3% of their respective total asset to secure these borrowings. If a Series' asset coverage for borrowings falls below 300%, the Series will take prompt action to reduce its borrowings as required by applicable law. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Series may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

     Borrowing for investment purposes is generally known as "leveraging." Leveraging exaggerates the effect on net asset value of any increase or decrease in the market value of a Series' portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased and may exceed the income from the securities purchased. In addition, the Series may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit which would increase the cost of borrowing over the stated interest rate.


(d) TEMPORARY DEFENSIVE STRATEGY

     When the investment adviser believes that market, economic or political conditions warrant a temporary defensive investment posture or when necessary to meet large redemptions, a Series may hold more than 20% of its net assets in cash, cash equivalents or investment-grade taxable obligations, including obligations that are generally exempt from state, but not federal, income taxation. Investing heavily in these securities is not consistent with each Series' investment objective and limits our ability to achieve each Series' investment objective, but can help to preserve each Series' assets.

(e) PORTFOLIO TURNOVER

     A Series may engage in short-term trading consistent with its investment objective. Portfolio transactions will be undertaken in response to anticipated movements in the general level of interest rates. Municipal securities or futures contracts may be sold in anticipation of a market decline (resulting from a rise in interest rates) or purchased in anticipation of a market rise (resulting from a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to factors such as changes in the overall demand for or supply of various types of municipal securities or changes in the investment objectives of investors.

     The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. A 100% turnover rate would occur, for example, if all of the securities held in a Series' portfolio were sold and replaced within one year. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by a Series. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to interest holders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. For the fiscal years ended April 30, 2004 and April 30, 2003, the portfolio turnover rates for the High Income Series were % and 88%, respectively. For the fiscal years ended April 30, 2004 and April 30, 2003, the portfolio turnover rates for the Insured Series were % and 59%, respectively. See "Taxes, Dividends and Distributions" below.


SEGREGATED ACCOUNTS

     When the Fund is required to segregate assets in connection with certain transactions, it will maintain cash or other liquid assets in a segregated account. "Liquid assets" means cash, U.S. Government securities, foreign securities, equity securities, debt obligations or other liquid, unencumbered assets marked-to-market daily.

                             INVESTMENT RESTRICTIONS

     Each Series has adopted the restrictions listed below as fundamental policies. Under the 1940 Act, a fundamental policy is one which cannot be changed without the approval of the holders of a majority of a Series' outstanding voting securities. A "majority of the outstanding voting securities" of a Series, when used in this SAI, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.


     Each Series may not:

     1. Purchase the securities of any issuer if, as a result, the Series would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Series may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions).

     2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of each Series to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

     3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that each Series may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

     4. Buy or sell physical commodities or contracts involving physical commodities. Each Series may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and
(ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and each Series may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Series' ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

     5. Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     6. Purchase securities (other than municipal obligations and obligations guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the total assets of the Series (taken at current market value) would be invested in any one industry or group of industries, except for temporary defensive purposes. (For purposes of this restriction, industrial development bonds, where the payment of the principal and interest is the ultimate responsibility of companies within same industry, are grouped together as an "industry.")

    7. Each Series may make loans, including loans of assets of the Series, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, banker's acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

     For purposes of Investment Restriction 1, each Series will currently not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of each Series' total assets, (i) more than 5% of the Series' total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Series would own more than 10% of the outstanding voting securities of any single issuer.

     For purposes of Investment Restriction 2, under the 1940 Act, each Series can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the Series must, within three business days, reduce the amount of its borrowings to satisfy the 300% requirement.

     For purposes of Investment Restriction 7, each Series will currently lend up to 33 1/3% of the value of its total assets.

     Whenever any fundamental Investment policy or investment restriction states a maximum percentage of the Series' assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Series' asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Series will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

     Although not fundamental, the Series has the following additional investment restrictions.

     Each Series may not:

     1. Invest for the purpose of exercising control or management of another company.

     2. Purchase securities of other investment companies, except in the open market involving only customary brokerage commissions and as a result of which no more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except in connection with merger, consolidation, reorganization or acquisition of assets. The Series may invest up to 25% of its total assets in shares of an affiliated mutual fund.

     3. Purchase or write puts, calls or combinations thereof, except as described in the Prospectus and this Statement of Additional Information with respect to puts and options on future contracts. Notwithstanding the foregoing, each Series is authorized to invest in options on swaps, and the High Income Series is authorized to invest in credit default swaps and credit-linked securities.

                             MANAGEMENT OF THE FUND


     Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be "interested persons" of the Fund, as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Fund are referred to as "Interested Trustees." "Fund Complex"+ consists of the Fund and any other investment companies managed by Prudential Investments LLC (the Manager or PI).

                              INDEPENDENT TRUSTEES



                                        TERM OF                                            NUMBER OF
                                        OFFICE***                                        PORTFOLIOS IN
                                       AND LENGTH                                         FUND COMPLEX            OTHER
                            POSITION     OF TIME         PRINCIPAL OCCUPATIONS            OVERSEEN BY        DIRECTORSHIPS HELD
NAME, ADDRESS** AND AGE     WITH FUND    SERVED           DURING PAST 5 YEARS               TRUSTEE          BY THE TRUSTEE****
--------------------------  ---------  ----------  ------------------------------------  -------------  ---------------------------
David E. A. Carson (69)     Trustee    Since 2003  Director (January 2000-May 2000),          90        Director of United
                                                   Chairman (January 1999-December                      Illuminating and UIL
                                                   1999), Chairman and Chief Executive                  Holdings, (utility
                                                   Officer (January 1998-December 1998)                 company), since 1993.
                                                   and President, Chairman and Chief
                                                   Executive Officer of People's Bank
                                                   (1983-1997).

Robert E. La Blanc (70)     Trustee    Since 2003  President (since 1981) of Robert E.        98        Director of Storage
                                                   La Blanc Associates, Inc.                            Technology Corporation
                                                   (telecommunications); formerly                       (since 1979) (technology);
                                                   General Partner at Salomon Brothers                  Chartered Semiconductor
                                                   and Vice-Chairman of Continental                     Manufacturing, Ltd. (since
                                                   Telecom; Trustee of Manhattan                        1998); Titan Corporation
                                                   College.                                             (electronics) (since 1995);
                                                                                                        Computer Associates
                                                                                                        International, Inc. (since
                                                                                                        2002) (software company);
                                                                                                        FiberNet Telecom Group,
                                                                                                        Inc. (since 2003) (telecom
                                                                                                        company); Director (since
                                                                                                        April 1999) of the High
                                                                                                        Yield Plus Fund, Inc.

Douglas H. McCorkindale     Trustee    Since 2003  Chairman (since February 2001),            91        Director of Gannett Co.,
(65)                                               Chief Executive Officer (since June                  Inc.; Director of
                                                   2000) and President (since September                 Continental Airlines, Inc.
                                                   1997) of Gannett Co. Inc.                            (since May 1993); Director
                                                   (publishing and media); formerly                     of Lockheed Martin Corp.
                                                   Vice Chairman (March 1984-May 2000)                  (since May 2001) (aerospace
                                                   of Gannett Co. Inc.                                  and defense); Director of
                                                                                                        the High Yield Plus Fund,
                                                                                                        Inc. (since 1996).

Richard A. Redeker (60)     Trustee    Since 1993  Management Consultant; Director of         92                    --
                                                   Invesmart, Inc. (since 2001) and
                                                   Director of Penn Tank Lines, Inc.
                                                   (since 1999).

Robin B. Smith (64)         Trustee    Since 2003  Chairman of the Board (since January       97        Director of BellSouth
                                                   2003) of Publishers Clearing House                   Corporation (since 1992).
                                                   (direct marketing); formerly
                                                   Chairman and Chief Executive Officer
                                                   (August 1996- January 2003) of
                                                   Publishers Clearing House.

Stephen D. Stoneburn (60)   Trustee    Since 2003  President and Chief Executive              95                    --
                                                   Officer (since June 1996) of
                                                   Quadrant Media Corp. (a publishing
                                                   company); formerly President (June
                                                   1995-June 1996) of Argus Integrated
                                                   Media, Inc.; Senior Vice President
                                                   and Managing Director (January
                                                   1993-1995) of Cowles Business Media
                                                   and Senior Vice President of
                                                   Fairchild Publications, Inc.
                                                   (1975-1989).

                                        TERM OF                                            NUMBER OF
                                        OFFICE***                                        PORTFOLIOS IN
                                       AND LENGTH                                         FUND COMPLEX             OTHER
                            POSITION     OF TIME         PRINCIPAL OCCUPATIONS            OVERSEEN BY        DIRECTORSHIPS HELD
NAME, ADDRESS** AND AGE     WITH FUND    SERVED           DURING PAST 5 YEARS               TRUSTEE          BY THE TRUSTEE****
--------------------------  ---------  ----------  ------------------------------------  -------------  ---------------------------
Clay T. Whitehead (65)      Trustee    Since 2003  President (since 1983) of National         96        Director (since 2000) of
                                                   Exchange Inc. (new business                          the High Yield Plus Fund,
                                                   firm).                                               Inc. development



                               INTERESTED TRUSTEES



                                        TERM OF                                            NUMBER OF
                                        OFFICE***                                        PORTFOLIOS IN
                                       AND LENGTH                                         FUND COMPLEX             OTHER
                            POSITION     OF TIME         PRINCIPAL OCCUPATIONS            OVERSEEN BY        DIRECTORSHIPS HELD
NAME, ADDRESS** AND AGE     WITH FUND    SERVED           DURING PAST 5 YEARS               TRUSTEE          BY THE TRUSTEE****
--------------------------  ---------  ----------  ------------------------------------  -------------  ---------------------------
Judy A. Rice (56)*          President  Trustee     President, Chief Executive Officer,        95                    --
                            and        since 2000  Chief Operating Officer and
                            Trustee    and         Officer-in-Charge (since 2003) of
                                       President   PI; Director, Officer-in-Charge,
                                       since 2003  President, Chief Executive Officer
                                                   and Chief Operating Officer (since
                                                   May 2003) of American Skandia
                                                   Advisory Services, Inc. and American
                                                   Skandia Investment Services, Inc.;
                                                   Director, Officer-in-Charge,
                                                   President, Chief Executive Officer
                                                   (since May 2003) of American Skandia
                                                   Fund Services, Inc.; Vice President
                                                   (since February 1999) of Prudential
                                                   Investment Management Services LLC
                                                   (PIMS); President, Chief Executive
                                                   Officer and Officer-In-Charge (since
                                                   April 2003) of Prudential Mutual
                                                   Fund Services LLC (PMFS); formerly
                                                   various positions to Senior Vice
                                                   President (1992-1999) of Prudential
                                                   Securities; and various positions to
                                                   Managing Director (1975-1992) of
                                                   Salomon Smith Barney; Member of
                                                   Board of Governors of the Money
                                                   Management Institute.

Robert F. Gunia (57)*       Vice       Since 1996  Chief Administrative Officer (since        179       Vice President and Director
                            President              June 1999) of PI; Executive Vice                     (since May 1989) and
                            and                    President and Treasurer (since                       Treasurer (since 1999) of
                            Trustee                January 1996) of PI; President                       The Asia Pacific Fund, Inc.
                                                   (since April 1999) of PIMS;
                                                   Corporate Vice President (since
                                                   September 1997) of The Prudential
                                                   Insurance Company of America;
                                                   Director, Executive Vice President
                                                   and Chief Administrative Officer
                                                   (since May 2003) of American Skandia
                                                   Investment Services, Inc.; American
                                                   Skandia Advisory Services, Inc.; and
                                                   American Skandia Fund Services,
                                                   Inc.; Executive Vice President
                                                   (since March 1999) and Treasurer
                                                   (since May 2000) of PMFS; formerly
                                                   Senior Vice President (March 1987-
                                                   May 1999) of Prudential Securities.

     Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

                                    OFFICERS


                                           TERM OF
                                          OFFICE AND
                                           LENGTH OF
                             POSITION        TIME                            PRINCIPAL OCCUPATIONS
NAME, ADDRESS** AND AGE      WITH FUND     SERVED***                         DURING PAST FIVE YEARS
--------------------------  ------------  ----------  -------------------------------------------------------------------
Marguerite E. H. Morrison   Chief Legal   Since 2002  Vice President and Chief Legal Officer--Mutual Funds and Unit
(48)                        Officer and               Investment Trusts (since August 2000) of Prudential; Senior Vice
                            Assistant                 President and Secretary (since April 2003) of PI; Senior Vice
                            Secretary                 President and Secretary (since May 2003) of American Skandia
                                                      Investment Services, Inc., American Skandia Advisory Services,
                                                      Inc., American Skandia Fund Services, Inc.; Vice President and
                                                      Assistant Secretary of PIMS (since October 2001); previously Senior
                                                      Vice President and Assistant Secretary (February 2001-April 2003)
                                                      of PI, Vice President and Associate General Counsel (December
                                                      1996-February 2001) of PI.

Grace C. Torres (44)        Treasurer     Since 1996  Senior Vice President (since January 2000) of PI; Senior Vice
                            and                       President and Assistant Treasurer (since May 2003) of American
                            Principal                 Skandia Investment Services, Inc. and American Skandia Advisory
                            Financial                 Services, Inc.; formerly First Vice President
                            and                       (December 1996-January 2000) of PI and First Vice President
                            Accounting                (March 1993-May 1999) of Prudential Securities.
                            Officer

Deborah A. Docs (46)        Secretary     Since 1996  Vice President and Corporate Counsel (since January 2001) of
                                                      Prudential; Vice President and Assistant Secretary (since
                                                      December 1996) of PI; Vice President and Assistant Secretary
                                                      (since May 2003) of American Skandia Investment Services, Inc.

Maryanne Ryan (39)          Anti-Money    Since 2002  Vice President, Prudential (since November 1998); First Vice
                            Laundering                President, Prudential Securities (March 1997-May 1998); Anti-Money
                            Compliance                Laundering Officer of American Skandia Investment Services, Inc.,
                            Officer                   American Skandia Advisory Services, Inc. and American Skandia
                                                      Marketing, Inc.

Lee D. Augsburger (44)      Chief         Since 2004  Vice President and Chief Compliance Office (since May 2003) of Pl;
                            Compliance                Vice President and Chief Compliance Officer (since October 2000) of
                            Officer                   Prudential Investment Management, Inc.; formerly Vice President and
                                                      Chief Legal Officer-Annuities (August 1999-October 2000) of
                                                      Prudential Insurance Company of America; Vice President and
                                                      Corporate Counsel (November 1997-August 1999) of Prudential
                                                      Insurance Company of America


----------

+ The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10 and 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.
* "Interested" Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Prudential Investment Management, Inc. or PIM) or the Distributor (Prudential Investment Management Services LLC or PIMS).
**    Unless otherwise noted, the address of the Trustees and Officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.
*** There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals' length of service as Trustee and/or Officer.

**** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.

     The Fund has Trustees who, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, decide upon matters of general policy in accordance with Massachusetts law and the 1940 Act. In addition to their functions set forth under "Investment Advisory and Other Services--Manager and Investment Adviser" and "Principal Underwriter, Distributor and Rule 12b-1 Plans," the Trustees also review the actions of the Fund's Officers, who conduct and supervise the daily business operations of the Fund. Pursuant to the Fund's Management Agreement and Declaration of Trust, the Board may contract for advisory and management services for the Fund or for either of its series. Any such contract may permit the Manager to delegate certain or all of its duties under such contract to the Subadviser.

     Trustees and Officers of the Fund are also trustees, directors and officers of some or all of the other investment companies advised by the Fund's Manager and distributed by PIMS.

                            STANDING BOARD COMMITTEES


     The Fund's Board of Trustees has established three standing committees in connection with the governance of the Fund--Audit, Nominating and Valuation.

     The Audit Committee consists of Messrs. Carson (Chair), Stoneburn and Whitehead. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent auditors, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent auditors directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent auditors to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the independent auditors relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent auditors' responsibility to plan and carry out an audit in accordance with generally accepted auditing standards. The Audit Committee met seven times during the fiscal year ended April 30, 2004.

     The Nominating Committee consists of Messrs. Redeker (Chair), McCorkindale and Carson. This Committee interviews and recommends to the Board persons to be nominated for election as Trustees by the Fund's shareholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Trustees. The Nominating Committee also reviews the independence of Trustees currently serving on the Board and recommends to the Board independent trustees to be selected for membership on Board Committees. The Nominating Committee reviews each Trustee's investment in the Fund, matters relating to Trustee compensation and expenses and compliance with the Fund's retirement policy. The Nominating Committee met two times during the fiscal year ended April 30, 2004.

     The Valuation Committee consists of at least two Board members or an officer of the Fund and one Board member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the Valuation Committee). The Valuation Committee supervises the valuation of the Series' portfolio securities and other assets and meets on an as needed basis. The Valuation Committee met one time during the fiscal year ended April 30, 2004. For more information about the Valuation Committee, see "Net Asset Value" below.

     In addition to the three standing Committees of the Fund, the Board has also approved Trustee participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the JennisonDryden and Strategic Partners mutual fund complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board. Mr. La Blanc and Ms. Smith serve on the Executive Committee. Independent directors or independent trustees from other funds in the JennisonDryden and Strategic Partners mutual fund complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Trustees and fund management on issues that affect more than one fund; serving as a liaison between the boards of trustees or directors of funds and fund management; developing, in consultation with outside counsel and management, draft agendas for board meetings; reviewing and recommending changes to board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Trustees.


                                  COMPENSATION

     Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Trustees of the Fund.

     The Fund pays each of its Independent Trustees annual compensation in addition to certain out-of-pocket expenses. Trustees who serve on the Committees may receive additional compensation. The amount of compensation paid to each Independent Trustee may change as a result of the introduction of additional funds upon whose boards the Trustees may be asked to serve.


     Independent Trustees may defer receipt of their Trustees' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues deferred Trustees' fees daily which, in turn, accrues interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury bills at the beginning of each calendar quarter or, at the daily rate of return of any JennisonDryden or Strategic Partners mutual fund chosen by the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.


     The Fund has no retirement or pension plan for its Trustees.

     The following table sets forth the aggregate compensation paid by the Fund to the Independent Trustees for the fiscal year ended April 30, 2004 and the aggregate compensation paid to the Independent Trustees for service on the Fund's Board and the board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2003.

                               COMPENSATION TABLE(1)



                                                                                                  TOTAL 2003
                                                              PENSION OR         ESTIMATED     COMPENSATION FROM
                                              AGGREGATE   RETIREMENT BENEFITS     ANNUAL         FUND AND FUND
                                            COMPENSATION  ACCRUED AS PART OF   BENEFITS UPON    COMPLEX PAID TO
NAME AND POSITION                             FROM FUND      FUND EXPENSES       RETIREMENT   INDEPENDENT TRUSTEES
-----------------                           ------------  -------------------  -------------  --------------------
David E.A. Carson                             $ 1,926            None              None       $   89,500(37/90)(3)
Delayne Dedrick Gold(4)                         2,692            None              None           216,300(8/85)(3)
Robert E. La Blanc                              1,940            None              None          195,800(42/98)(3)
Thomas T. Mooney(2),(4)                         2,966            None              None           224,300(6/81)(3)
Douglas H. McCorkindale(2)                      1,870            None              None          159,800(38/91)(3)
Stephen P. Munn(6)                              4,774            None              None          166,300(42/98)(3)
Richard A. Redeker                              4,556            None              None          169,800(38/92)(3)
Robin B. Smith(2)                               1,940            None              None          173,500(41/97)(3)
Stephen D. Stoneburn                            1,996            None              None          181,300(40/95)(3)
Nancy H. Teeters(5)                             5,100            None              None          140,000(37/90)(3)
Louis A. Weil, III(4)                           2,600            None              None           158,800(5/80)(3)
Clay T. Whitehead                               2,082            None              None          223,300(41/96)(3)


----------

(1) Interested Trustees and officers do not receive any compensation from the Fund or the Fund Complex and therefore are not shown in the Compensation Table.
(2) Although the last column shows the total amount paid to Trustees from the Fund Complex during the calendar year ended December 31, 2003, such compensation was deferred at the election of Messrs. McCorkindale and Mooney and Ms. Smith, in total or in part, under the Fund's deferred fee agreements. Including accrued interest and the selected Prudential Fund's rate of return on amounts deferred through December 31, 2003, the total amount of compensation for the year amounted to $274,573 and $291,363 for Messrs. McCorkindale and Mooney, respectively, and $388,622 for Ms. Smith.
(3) Indicates number of funds/portfolio in Fund Complex (including the Fund) to which aggregate compensation relates. At December 31, 2003, the Fund Complex consisted of 48 funds and 179 portfolios.
(4) Effective, July 1, 2003, Ms. Gold and Messrs. Mooney and Weil ceased being Trustees for the Fund, respectively.
(5)  Effective April 23, 2003, Nancy H. Teeters became a Trustee Emeritus.
(6)  Effective November 30, 2003, Mr. Munn ceased to be a Trustee of the Fund.

     The following table sets forth the dollar range of equity securities in each Series beneficially owned by a Trustee, and, on an aggregate basis, in all registered investment companies overseen by a Trustee in the Fund Complex as of December 31, 2003.


                          TRUSTEE SHARE OWNERSHIP TABLE

                              INDEPENDENT TRUSTEES


                                                                                       AGGREGATE DOLLAR RANGE
                                                                                      OF EQUITY SECURITIES IN
                                                                                           ALL REGISTERED
                                             DOLLAR RANGE OF      DOLLAR RANGE OF       INVESTMENT COMPANIES
                                          EQUITY SECURITIES IN  EQUITY SECURITIES IN   OVERSEEN BY TRUSTEE IN
NAME OF TRUSTEE                            HIGH INCOME SERIES      INSURED SERIES          FUND COMPLEX
---------------                           --------------------  --------------------  -----------------------
David E.A. Carson                                 --                    --                 ($1-$10,000)
Robert E. La Blanc                         ($10,001-$50,000)            --                 over $100,000
Douglas H. McCorkindale                           --                    --                 over $100,000
Richard A. Redeker                                --                    --                 over $100,000
Robin B. Smith                                    --                    --                 over $100,000
Stephen D. Stoneburn                              --                    --                 over $100,000
Clay T. Whitehead                                 --                    --                 over $100,000

                               INTERESTED TRUSTEES


                                                                                      AGGREGATE DOLLAR RANGE
                                                                                      OF EQUITY SECURITIES IN
                                                                                          ALL REGISTERED
                                            DOLLAR RANGE OF        DOLLAR RANGE OF     INVESTMENT COMPANIES
                                          EQUITY SECURITIES IN  EQUITY SECURITIES IN  OVERSEEN BY TRUSTEE IN
NAME OF TRUSTEE                            HIGH INCOME SERIES      INSURED SERIES          FUND COMPLEX
---------------                           --------------------  --------------------  -----------------------
Robert F. Gunia                                    --                    --                over $100,000
Judy A. Rice                                       --                    --                over $100,000



     None of the Independent Trustees, or any member of his/her immediate family owned beneficially or of record any securities, in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2003.

     Trustees of the Fund are eligible to purchase Class Z shares of each Series, which are sold without an initial sales charge or contingent deferred sales charge.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


     As of June , 2004, the Trustees and Officers of the Fund, as a group, owned beneficially less than 1% of the outstanding shares of beneficial interest of each Class of each Series of the Fund. As of such date, there were no beneficial owners of more than 5% of any Class of either Series of the Fund.

     As of June  , 2004, Wachovia Securities LLC (Wachovia Securities) was
record holder for other beneficial owners of    Class A shares of the High
Income Series (or   % of the outstanding Class A shares),      Class B shares of
the High Income Series (or   % of the outstanding Class B shares),      Class C
shares of the High Income Series (or   % of the outstanding Class C shares)
and     Class Z shares of the High Income Series (or    % of the outstanding
Class Z shares). Wachovia Securities was also record holder for other beneficial
owners of     Class A shares of the Insured Series (or   % of the outstanding
Class A shares),     Class B shares of the Insured Series (or   % of the
outstanding Class B shares), Class C shares of the Insured Series (or   % of the
outstanding Class C shares) and     Class Z shares of the Insured Series (or   %
of the outstanding Class Z shares). In the event of any meetings of shareholders, Wachovia Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.

     As of June , 2004, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest of a Series were: Mr. Joseph A. Fiore, 1 Green Meadow Ln, Cincinnati, OH 45242, who
held     Class Z shares of the High Income Series (or   % of the outstanding
Class Z shares); New Beginning, Family Limited Partnership #1, 101 Convention
Center Dr., Suite 700, Las Vegas, NV 89109, who held    Class Z shares of the
High Income Series (or   % of the outstanding Class Z shares); Herman Zeidman
TTEE, Herman M. Zeidman, TR UA DTD 08/09/85, FBO Herman Zeidman, 3100 Estates
Drive, Pompano Beach, FL 33069-3809 who held    Class C shares of the Insured
Series (or   % of the outstanding Class C shares); Mr. Larry A. Harris TTEE,
Harris Trust, UA DTD 03-04-97, FBO Larry A. Harris, 3637 W. Camino Del Norte,
Tuscan, AZ 85742, who held    Class Z shares of the Insured Series (or   % of
the outstanding Class Z shares) and Mr. Thomas D. Meyer TTEE, Thomas D. Meyer Rev Lvg Trust, UA DTD 9-20-80, PO Box 350, Three Rivers, MI 49093, who
held    Class Z shares of the Insured Series (or   % of the outstanding Class Z
shares).


                     INVESTMENT ADVISORY AND OTHER SERVICES

(a) MANAGER AND INVESTMENT ADVISER


     The Manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI serves as manager to all of the other investment companies that, together with the Fund, comprise the JennisonDryden and Strategic Partners mutual funds. See "How the Fund is Managed--Manager" in the Prospectus. As of December 31, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

     PI is a wholly-owned subsidiary of PIFM HoldCo., Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the JennisonDryden and Strategic Partners mutual funds and, in addition, provides customer service, record keeping and management and administrative services to qualified plans.

     Pursuant to the Management Agreement with the Fund (the Management Agreement), PI, subject to the supervision of the Fund's Board of Trustees and in conformity with the stated policies of the Fund, manages both the investment operations of each Series and the composition of each Series' portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of the Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of all investment advisers and make recommendations to the Board of Trustees with respect to the retention of investment advisers and the renewal of contracts. PI also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company and the Fund's custodian (the Custodian), and PMFS. The management services of PI to the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

     For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate of 0.50 of 1% of the average daily net assets of each Series up to $1 billion and .45 of 1% of the average daily net assets of the Fund in excess of $1 billion. The fee is computed daily and payable monthly.

     PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund's total return. These voluntary waivers may be terminated at any time without notice.


     In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:


      (a) the salaries and expenses of all personnel of the Fund and the Manager except the fees and expenses of Independent Trustees;

      (b) all expenses incurred by the Manager in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

      (c) the fees, costs and expenses payable to any investment adviser pursuant to a Subadvisory Agreement between PI and such investment adviser (collectively, the Subadvisory Agreements).

     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets payable to the Manager; (b) the fees and expenses of Independent Trustees; (c) the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares; (d) the charges and expenses of the Fund's legal counsel and independent auditors; (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions; (f) all taxes and corporate fees payable by the Fund to governmental agencies; (g) the fees of any trade associations of which the Fund may be a member; (h) the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Fund; (i) the cost of fidelity, directors and officers and errors and omissions insurance; (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes; (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders; (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution and service (12b-1) fees.

     The Management Agreement provides that PI will not be liable for any error of judgment by PI or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b) 3 of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or the Fund, by the Board of Trustees or vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) of such Series upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

     For the fiscal years ended April 30, 2004, April 30, 2003 and April 30,
2002, the Fund paid PI management fees of $      , $1,723,876 and $1,658,772,
respectively, for the Insured Series. For the fiscal years ended April 30, 2004,
April 30, 2003 and April 30, 2002, the Fund paid PI management fees of $       ,
$3,992,990 and $4,296,515, respectively, for the High Income Series.

     PI has entered into a Subadvisory Agreement with Prudential Investment Management, Inc. (PIM or the Subadviser), a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, the Subadviser, subject to the supervision of PI, is responsible for managing the assets of the Series in accordance with each Series' investment objectives, investment program and policies. The Subadviser determines what securities and other instruments are purchased and sold for the Series and is responsible for obtaining and evaluating financial data relevant to each Series. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement. As discussed in the Prospectus, PI employs each investment adviser under a "manager of managers" structure that allows PI to replace the investment adviser or amend a Subadvisory Agreement without seeking shareholder approval. Under its Subadvisory Agreement with PI, PIM was reimbursed by PI for the reasonable costs and expenses it incurred in furnishing those services. PIM is paid by PI at an annual rate of .250 of 1% of the average daily net assets of each Series up to and including $1 billion, and ..214 of 1% of over $1 billion of each Series' average daily net assets. For the fiscal years ended April 30, 2004, April 30, 2003 and April 30, 2002, PI paid
PIM $      , $861,938 and $829,386, respectively, for its investment advisory services to the Insured Series. For the fiscal years ended April 30, 2004, April
30, 2003 and April 30, 2002, PI paid PIM $      , $1,996,495 and $2,148,258,
respectively, for its investment advisory services to the High Income Series.


     The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PI or PIM upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

(b) MATTERS CONSIDERED BY THE BOARD


     The Management and Subadvisory Agreements were last approved by the Board of Directors, including all of the Independent Directors on May , 2004 at a meeting called for that purpose. In approving the Management and Subadvisory Agreements, the Board primarily considered, with respect to the Fund, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated reports from the Manager and Subadviser that addressed specific factors designed to inform the Board's consideration of these and other issues.

     [With respect to the nature and quality of the services provided by the Manager and Subadviser, respectively, the Board considered the performance of each Series of the Fund in comparison to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds, over the past one, three, five, and ten years, as applicable. [Although High Income Series' long term gross performance has lagged, the Board noted that it has enjoyed favorable short-term performance.] The Board will continue to closely monitor the Series' performance and review the Subadviser's on-going efforts to improve performance. The Board considered the Manager's and Subadviser's reputations and their stated intentions with respect to their respective investment management capabilities in the management of each Series of the Fund. The Board considered each of the Manager's and Subadviser's stated commitment to the maintenance of effective compliance programs for the Fund and their positive compliance history, as neither the Manager nor the Subadviser has been subject to any significant compliance problems. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing the services.

     With respect to the overall fairness of the Management and Subadvisory Agreements, the Board considered the fee structure of the Agreements and the profitability of the Manager and the Subadviser and their affiliates from their association with the Fund. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparable in size, character and investment strategy to each Series. The Board noted that the fee rate paid by the Fund to the Manager was equal to or below the median compensation paid by comparable funds. The Board also considered that the Fund's fee structure provides for a reduction of payments resulting from economies of scale. The Board also considered the contractual limits on Fund expenses undertaken by the Manager. The Board also evaluated the aggregate amount and structure of fees paid by the Manager to the Subadviser. In concluding that the direct and indirect benefits accruing to the Manager, the Subadviser and their affiliates by virtue of their relationship to the Fund, were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to each Series, the Board reviewed specific data as to the Manager's and the Subadviser's profit or loss on each Series for the recent period. With respect to profitability, the Manager and the Subadviser discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the management or subadvisory fees. The Board understood that neither the Manager nor the Subadviser use these profitability analyses in the management of their businesses other than in connection with the approval or continuation of management and advisory agreements, at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of Board approval of mutual fund advisory agreements. These matters were also considered at the meeting of the Independent Trustees.]

     On March 4, 2003, a proposal to present amended Management and Subadvisory Agreements to shareholders was approved by the Board of the Fund, including the Independent Trustees. The amendments to the Management and Subadvisory Agreements related to implementing a manager-of-managers structure, as discussed above. The Board received materials relating to the proposed amended agreements in advance of the meeting at which these agreements were considered, and had the opportunity to ask questions and request further information in connection with such consideration. The Board gave consideration to the fact that the rate of fees will not change and that the terms of the amended Management and Subadvisory Agreements were substantially similar to the existing agreements, except that, under the amended agreements, PI would be able to allocate Fund assets among subadvisers, subject to Board approval. The Board also considered a number of other factors, including the fact that authorizing PI to change subadvisers without shareholder approval would permit the Fund to change subadvisers in the future without incurring the expense and delay of a shareholder vote. The Board gave consideration to the fact that PI had substantial experience in evaluating investment advisers and would bring that experience to the task of evaluating the subadvisers to the Fund in the future. The Board noted PI's commitment to the maintenance of effective compliance programs. The Board also gave weight to the fact that it would be beneficial to conform the advisory structure of the Fund to the advisory structure already in place for other mutual funds in the Prudential mutual fund family, and would place the Fund on equal footing with those other funds as to the speed and efficiency of subadviser changes. After consideration of all these factors, the Board concluded that submitting this proposal to shareholder vote was reasonable, fair and in the best interests of the Fund and its shareholders. The amended Management and Subadvisory Agreements were approved by shareholders on July 17, 2003.

     PIM's Fixed Income Group includes the following sector team which may contribute towards security selection in addition to the sector team described in the prospectus (assets under management are as of December 31, 2003):


                                  MONEY MARKETS


     ASSETS UNDER MANAGEMENT: $35 billion.

     TEAM LEADER: Joseph Tully. GENERAL INVESTMENT EXPERIENCE: 20 years.

     PORTFOLIO MANAGERS: 11. AVERAGE GENERAL INVESTMENT EXPERIENCE: 13 years.


     SECTOR: High-quality short-term securities, including both taxable and tax-exempt instruments.

     INVESTMENT STRATEGY: Focus is on safety of principal, liquidity and controlled risk.

CODE OF ETHICS


     The Board of the Fund has adopted a Code of Ethics. In addition, the Manager, Subadviser and Distributor have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally persons who have access to information about a funds' investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.

DESCRIPTION OF PROXY VOTING POLICIES AND RECORDKEEPING PROCEDURES

     The Board has delegated to PI the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. The Fund authorized PI to delegate, in whole or in part, its proxy voting authority to its investment advisers

(currently, PIM) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.

     PI and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optional benefit for the Fund. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. PI and the Board maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and PI or its affiliates.

     PI delegates to PIM the responsibility for voting the Fund's proxies. PIM is expected to identify and seek to obtain the optional benefit for the Fund, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of PIM or its affiliates. PI and the Board expect that PIM will notify PI and the Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, PI expects that PIM will deliver to PI, or its appointed vendor, information required for filing the Form N-PX with the Commission.

     A summary of the proxy voting policies of PIM is set forth in Appendix II of this SAI.


(b) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS

     Prudential Investment Management Services LLC (PIMS or the Distributor) Gateway Center Three, 14th Floor, Newark, NJ 07102, acts as the distributor of the shares of the Fund. PIMS is a subsidiary of Prudential. See "How the Fund is Managed--Distributor" in the prospectus.

     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement, none of these expenses of distribution are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

     The expenses incurred under the Plans include commissions and account servicing fees paid to or on account of brokers or financial institutions that have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares including lease, utility, communications and sales promotion expenses.

     Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

     The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.


     CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares of each Series. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares of each Series may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of each Series. For the period ending June 30, 2005, the Distributor has contractually agreed to limit its distribution and service (12b-1) related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares of each Series.

     For the fiscal year ended April 30, 2004, the Distributor received payments
of approximately $    and $    from the Fund on behalf of the High Income
Series and the Insured Series, respectively, under the Class A Plan and spent
approximately $    and $    in distributing the High Income Series' and the
Insured Series' Class A shares, respectively. These amounts were primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended April 30, 2004, the
Distributor also received approximately $   and $    from the Fund on behalf
of the High Income Series and the Insured Series, respectively, in initial sales charges attributable to Class A shares.

     CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund may pay the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to .50 of 1% and up to 1% of the average daily net asset of the Class B and Class C shares, respectively, of each Series. The Class B Plan provides for the payment to the Distributor of (1) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares of each Series, and (2) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares of each Series, provided that the total distribution-related fee does not exceed ..50 of 1% of each Series. The Class C Plan provides for the payment to the Distributor of (1) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares of each Series, and (2) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares of each Series. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to certain Class C shareholders, initial sales charges until February 2, 2004. For the period ending June 30, 2005, the Distributor has contractually agreed to limit its distribution and service (12b-1) related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Series.

     CLASS B PLAN. For the fiscal year ended April 30, 2004, the Distributor
received approximately $   and $   from the Fund on behalf of the High Income
Series and the Insured Series, respectively, under the Class B Plan. For the fiscal year ended April 30, 2004, the Distributor spent approximately the following amounts on behalf of each Series of the Fund:



                                                                                                          APPROXIMATE
                                                                                       COMPENSATION TO      TOTAL
                                                                                       DISTRIBUTOR FOR      AMOUNT
                     PRINTING AND MAILING       COMMISSION                               COMMISSION        SPENT BY
                       PROSPECTUSES TO          PAYMENTS TO                              PAYMENTS TO      DISTRIBUTOR
                      OTHER THAN CURRENT         FINANCIAL          OVERHEAD COSTS     REPRESENTATIVES     ON BEHALF
      SERIES             SHAREHOLDERS      ADVISERS OF DISTRIBUTOR  OF DISTRIBUTOR*  AND OTHER EXPENSES*   OF SERIES
-------------------  --------------------  -----------------------  ---------------  -------------------  -----------
High Income Series      $                  $                        $                $                    $
Insured Series          $                  $                        $                $                    $


----------
  *  Including lease, utility and sales promotion expenses.


     The Distributor also receives the proceeds of contingent deferred sales charges paid by shareholders of Class B shares upon certain redemptions of Class B shares. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)" in the Prospectus. For the fiscal year ended April 30, 2004, the Distributor received approximately $ and $ on behalf of the High Income Series and the Insured Series, respectively, in contingent deferred sales charges attributable to Class B shares.

     CLASS C PLAN. For the fiscal year ended April 30, 2004, the Distributor received approximately $ and $ from the Fund on behalf of the High Income Series and the Insured Series, respectively, under the Class C Plan. For the fiscal year ended April 30, 2004, the Distributor spent approximately the following amounts on behalf of each Series of the Fund:



                                                                                                          APPROXIMATE
                                                                                       COMPENSATION TO      TOTAL
                                                                                       DISTRIBUTOR FOR      AMOUNT
                     PRINTING AND MAILING        COMMISSION                              COMMISSION        SPENT BY
                       PROSPECTUSES TO           PAYMENTS TO                             PAYMENTS TO      DISTRIBUTOR
                      OTHER THAN CURRENT          FINANCIAL         OVERHEAD COSTS     REPRESENTATIVES     ON BEHALF
        SERIES           SHAREHOLDERS      ADVISERS OF DISTRIBUTOR  OF DISTRIBUTOR*  AND OTHER EXPENSES*   OF SERIES
-------------------  --------------------  -----------------------  ---------------  -------------------  -----------
High Income Series      $                  $                        $                $                    $
Insured Series          $                  $                        $                $                    $


----------
  *  Including lease, utility and sales promotion expenses.


     For the fiscal year ended April 30, 2004 the Distributor also received
approximately $    and $    on behalf of the High Income Series and the Insured
Series, respectively, in initial sales charges attributable to Class C shares.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by shareholders upon certain redemptions of Class C shares. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)" in the prospectus. For the fiscal year ended April 30, 2004, the Distributor received approximately $
and $    on behalf of the High Income Series and Insured Series, respectively, in contingent deferred sales charges attributable to Class C shares.


     Distribution expenses attributable to the sale of Class A, Class B and Class C shares of each Series are allocated to each such class based upon the ratio of each such class to the sales of Class A, Class B and Class C shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

     The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Independent Trustees who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or on any agreement related to the Plans (Rule 12b-1 Trustees) cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities law.


     In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Wachovia Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


FEE WAIVERS/SUBSIDIES


     PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, for the period ending June 30, 2005, the Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fees for Class A and Class C shares of each Series, respectively. Fee waivers and subsidies will increase a Series' total return.


     NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the National Association of Securities Dealers (NASD), Conduct Rules, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of a Series may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of each Series of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

(c) OTHER SERVICE PROVIDERS


     State Street Bank and Trust Company (State Street), One Heritage Drive, North Quincy, MA 02171, serves as custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.


     Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, NJ 08830, serves as the transfer and dividend disbursing agent of the Fund. It is a wholly owned subsidiary of PIFM Holdco Inc., the Parent of PI, the Manager. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $13.00 per shareholder account, a new account set-up fee of $2.00 for each manually established shareholder account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.


     For the fiscal year ended April 30, 2004, the Fund incurred expenses of
approximately $   and $   for the services of PMFS on behalf of the High Income
Series and the Insured Series, respectively.

           , 757 Third Avenue, New York, New York 10017, serves as the Fund's independent auditors, and in that capacity audited the Fund's annual financial statements for the fiscal year ended April 30, 2004. Other accountants previously served as the independent auditors for the Fund. The decision to change the independent auditors was approved by the Audit Committee of the Board and the full Board at meetings held on February 24, 2004.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Manager is responsible for decisions to buy and sell securities and financial futures for each Series of the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions. For purposes of this section, the term "Manager", as used in this section, includes the Subadviser. Purchases and sales of securities on a securities exchange, which are not expected to be a significant portion of the portfolio securities of any Series, are effected through brokers who charge a commission for their services. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, affiliated brokers. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund will not deal with an affiliate in any transaction in which an affiliated broker acts as principal. Thus it will not deal in over-the-counter securities with an affiliated broker acting as a market-maker, and it will not execute a negotiated trade with an affiliated broker if the execution involves an affiliated broker acting as principal with respect to any part of the Fund's order.

     In placing orders for portfolio securities for the Fund, the Manager's overriding objective is to obtain the best possible combination of price and efficient execution. The Manager seeks to affect each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable under the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant firm are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

     When the Manager deems the purchase or sale of securities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Board.


     Subject to the above considerations, an affiliated broker may act as a broker or futures commission merchant for the Fund. In order for an affiliated broker to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board, including a majority of the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Wachovia Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Wachovia Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Wachovia Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Wachovia Securities are also subject to such fiduciary standards as may be imposed upon it by applicable law.

     During the fiscal years ended April 30, 2004, 2003 and 2002, the Fund paid $ , $182,300 and $94,639, respectively, in brokerage commissions on certain options and/or futures transactions. No such brokerage commissions were paid to any of the Fund's affiliates, including Wachovia Securities, for the fiscal years ended April 30, 2004, 2003 and 2002.

     The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at April 30, 2004. As of April 30, 2004, the Fund did not hold any securities of its regular brokers and dealers.


                CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

     The Fund is authorized to issue an unlimited number of shares of beneficial interest, divided into four classes, designated as Class A, Class B, Class C and Class Z. Each class of beneficial interest with respect to each Series represents an interest in the same assets of the Series and is identical in all respects except that (1) each class is subject to different (or no) sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charge or distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege and (4) only Class B shares have a conversion feature. Class Z shares are offered exclusively for sale to a limited group of investors. Currently, the Fund is offering Class A, Class B, Class C and Class Z shares of beneficial interest. In accordance with the Fund's Declaration of Trust, the Board of Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

     Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class of each Series is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution and/or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each Series is entitled to its portion of all of the Series' assets after all debts and expenses of the Series have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Trustees is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Fund's outstanding shares for the purpose of voting on the removal of one or more Trustees or to transact any other business.

                 PURCHASE, REDEMPTION AND PRICING OF FUND SHARES


     Shares of each Series of the Fund may be purchased at a price equal to the next determined net asset value per share (NAV) plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares) or (2) on a deferred basis (Class B, Class C and Class A shares, (in certain cases)). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges. See "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares" in the Prospectus.

     PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, fund, series, and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division. Attention: Dryden Municipal Bond Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the Series (Insured or High Income) and the class in which you are investing (Class A, Class B, Class C or Class Z shares).

     If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time) on a business day, you may purchase shares of the Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.


     In making a subsequent purchase by wire, you should wire State Street directly and should be sure that the wire specifies Dryden Municipal Bond Fund, the Series (Insured or High Income) and Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders using federal funds.


ISSUANCE OF FUND SHARES FOR SECURITIES

     Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP


     Under the current distribution arrangements between the Fund and the Distributor, Class A* shares are sold at a maximum initial sales charge of 4%*, and Class B*, Class C* and Class Z shares are sold at NAV. Using the Fund's NAV at April 30, 2004, the maximum offering prices of the Fund's shares are as follows:



                                                                                   HIGH
                                                                                  INCOME   INSURED
                                                                                  SERIES   SERIES
                                                                                  ------   -------
CLASS A
NAV and redemption price per Class A share*
Maximum sales charge (4% of offering price)
                                                                                  ------   -------
Maximum Offering price to public
                                                                                  ======   =======

CLASS B
NAV, redemption price and offering price to public per Class B share*
                                                                                  ======   =======

CLASS C
NAV, redemption price and offering price to public per Class C share*
                                                                                  ======   =======

CLASS Z
NAV, redemption price and offering price per Class Z share
                                                                                  ======   =======


----------
  * Class A, Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)" in the prospectus.

SELECTING A PURCHASE ALTERNATIVE


     The following is provided to assist you in determining which share class of the Fund best suits your individual circumstances and is based on current fees and expenses being charged to the Fund.

     If you intend to hold your investment in the Fund for less than 6 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 4% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

     If you qualify for a reduced sales charge on Class A shares, you may benefit by purchasing Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. See "Reduction and Waiver of Initial Sales Charge--Class A Shares" below. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES

     OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, without the initial sales charge, through the Distributor or Transfer Agent, by:

     - officers of the JennisonDryden and Strategic Partners mutual funds (including the Fund),

     - employees of the Distributor, PI and certain of their subsidiaries and members of the families of such persons who maintain an "employee related" account at the Transfer Agent,

     - employees of subadvisers of the JennisonDryden and Strategic Partners mutual funds, provided that purchases at NAV are permitted by such person's employer,

     - Prudential, employees and special agents of Prudential and certain of its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

     - members of the Board of Directors of Prudential,

     - real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Pruco or with the Transfer Agent,

     - registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor, provided that purchases at NAV are permitted by such person's employer,

     - orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs), and

     - orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket programs").

     Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     For an investor to obtain any reduction or waiver of the initial sales charge, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charge is imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other series of the Fund or other JennisonDryden or Strategic Partners mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares--Step 2: Choose a Share Class--Reducing or Waiving Class A's Initial Sales Charge" in the prospectus.


     An eligible group of related Fund investors includes any combination of the following:

     - an individual

     - the individual's spouse, their children and their parents

     - the individual's and spouse's IRA

     - any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners)

     - a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children

     - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse

     - one or more employee benefit plans of a company controlled by an individual.

     In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more retirement or group plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).


     The transfer agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. "Combined Purchase and Cumulative Purchase Privilege" does not apply to individual participants in any retirement or group plans.

     LETTERS OF INTENT. Reduced sales charges are available to investors (or an eligible group of investors) who enter into a written letter of intent providing for the investment, within a thirteen-month period, of a specified dollar amount in the Fund or other JennisonDryden or Strategic Partners mutual funds. Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a letter of intent.

     For purposes of the letter of intent, all shares of the Fund and shares of other JennisonDryden or Strategic Partners mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge.

     A letter of intent permits an investor to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the letter of intent will be held by the Transfer Agent in the name of the investor. The effective date of a letter of intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the investor's cost, can be applied to fulfillment of the letter of intent goal.

     A letter of intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the letter of intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will redeem sufficient escrowed shares to obtain such difference. Investors electing to purchase shares of the Fund pursuant to a letter of intent should carefully read such letter.

     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings.


CLASS B SHARES

     The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the transfer agent, your broker or the Distributor. Redemptions of Class B shares may be subject to a CDSC. See "Contingent Deferred Sales Charge" below.

     The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES


     The offering price of Class C shares is the next determined NAV. Redemptions of Class C shares may be subject to a CDSC. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

CLASS Z SHARES


     MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     - mutual fund "wrap" or asset allocation programs, where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

     - mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     OTHER TYPES OF INVESTORS. Class Z shares currently also are available for purchase by the following categories of investors:


     - certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available investment option

     - current and former Directors/Trustees of JennisonDryden or Strategic Partners mutual funds (including the Fund)


     - Prudential, with an investment of $10 million or more.

     Class Z shares may also be purchased by qualified state tuition programs (529 plans).

     In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee from their own resources based on a percentage of the net asset value of shares sold by such persons.


     RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other JennisonDryden and Strategic Partners mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. The Distributor, your broker or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. Reduced sales charges will be granted subject to confirmation of the investor's holdings.


SALE OF SHARES

     You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the transfer agent in connection with investors' accounts) by the transfer agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for the day (at the close of regular trading on the NYSE, usually 4:00 p.m. New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.


     If you hold shares of the Fund through Wachovia Securities, you must redeem your shares through Wachovia Securities. Please contact your Wachovia Securities financial adviser.

     In order to redeem shares, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the transfer agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the transfer agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its transfer agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8310, Philadelphia, PA 19101, to the Distributor, or to your broker.


     SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the transfer agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the transfer agent, the signature(s) on the redemption request or stock power must be signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. The transfer agent reserves the right to request additional information from, and make reasonable inquires of, any eligible guarantor institution. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the transfer agent's records, a signature guarantee is not required.

     Payment for shares presented for redemption will be made by check within seven days after receipt by the transfer agent, the Distributor or your broker of the written request and certificates, if issued, except as indicated below. If you hold shares through a broker payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or
(4) exist.

     Payment for redemption of recently purchased shares will be delayed until the Fund or its transfer agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the transfer agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.


     EXPEDITED REDEMPTION PRIVILEGE. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if any account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $500 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve System. Redemption proceeds of less than $500 will be mailed by check to your designated bank account. Any applicable CDSC will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund--Telephone Redemptions or Exchanges" in the prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact PMFS at (800) 225-1852.


     REDEMPTION IN KIND. If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

     INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board may redeem all of the shares of any shareholder whose account has an account value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

     90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest back into your account any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis). You must notify the transfer agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised, to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below.

CONTINGENT DEFERRED SALES CHARGE


     Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption that reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding 12 months in the case of Class A shares (in certain cases), 6 years in the case of Class B shares, and 12 months, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchased or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.


     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "Shareholder Investment Account-Exchange Privilege" below.

     The following table sets forth the rates of the CDSC applicable to redemption of Class B shares:

                                                           CONTINGENT DEFERRED SALES
                                                            CHARGE AS A PERCENTAGE
                        YEAR SINCE PURCHASE                 OF DOLLARS INVESTED OR
                           PAYMENT MADE                       REDEMPTION PROCEEDS
          ----------------------------------------------   -------------------------
          First                                                       5.0%
          Second                                                      4.0%
          Third                                                       3.0%
          Fourth                                                      2.0%
          Fifth                                                       1.0%
          Sixth                                                       1.0%
          Seventh                                                     None


     In determining whether a CDSC is applicable to redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class A shares made during the preceding 12 months (in certain cases), 6 years for Class B shares and 12 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represent appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

     The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

     In addition, the CDSC will be waived on redemptions of shares held by Trustees of the Fund.

     You must notify the Fund's transfer agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the transfer agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

     In connection with these waivers, the transfer agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                        REQUIRED DOCUMENTATION
Death                                     A copy of the shareholder's death
                                          certificate or, in the case of a trust,
                                          a copy of the grantor's death
                                          certificate, plus a copy of the trust
                                          agreement identifying the grantor.

Disability - An individual will be        A copy of the Social Security
considered disabled if he or she is       Administration award letter or a letter
unable to engage in any substantial       from a physician on the physician's
gainful activity by reason of any         letterhead stating that the shareholder
medically determinable physical or        (or, in the case of a trust, the grantor
mental impairment which can be expected   (a copy of the trust agreement
to result in death or to be of            identifying the grantor will be required
long-continued and indefinite duration.   as well)) is permanently disabled. The
                                          letter must also indicate the date of
                                          disability.

     PMFS reserves the right to request such additional documents as it may deem appropriate.

SYSTEMATIC WITHDRAWAL PLAN.

     The CDSC will be waived (or reduced) on certain redemptions effected through the Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The transfer agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1998, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS for more details.

CONVERSION FEATURE--CLASS B SHARES

     Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

     Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

     Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, if the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Service Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee. Shareholders should consult their tax advisers regarding the state and local tax consequences of the conversion or exchange of shares.

                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the transfer agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the transfer agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received by the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check to the transfer agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check by the transfer agent. Shares purchased with reinvested dividends and/or distributions will not be subject to CDSC upon redemption.

EXCHANGE PRIVILEGE


     The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other JennisonDryden or Strategic Partners mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other JennisonDryden or Strategic Partners mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws.

     It is contemplated that the Exchange Privilege may be applicable to new JennisonDryden or Strategic Partners mutual funds whose shares may be distributed by the Distributor.


     In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the transfer agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.


     If you hold shares through Wachovia Securities, you must exchange your shares by contacting your Wachovia Securities financial adviser.


     If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.

     In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC at the address noted above.


     CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other JennisonDryden or Strategic Partners mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the JennisonDryden or Strategic Partners mutual funds participating in the exchange privilege.


     The following money market funds participate in the Class A exchange privilege:


     Dryden California Municipal Fund

        (California Money Market Series)

     Dryden Government Securities Trust

        (Money Market Series)
        (U.S. Treasury Money Market Series)

     Dryden Municipal Series Fund

        (New Jersey Money Market Series)
        (New York Money Market Series)

     MoneyMart Assets, Inc.
     Dryden Tax-Free Money Fund

     CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other JennisonDryden or Strategic Partners mutual funds and shares of Special Money Market Fund, Inc. (Special Money Fund), a money market mutual fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.


     Class B and Class C shares of the Fund may also be exchanged for shares of Special Money Fund, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being exchanged first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

     At any time after acquiring shares of other funds participating in the Class B or Class C Exchange Privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares, respectively, of other funds without being subject to any CDSC.


     CLASS Z. Class Z shares may be exchanged for Class Z shares of other JennisonDryden or Strategic Partners mutual funds.


     SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class Z shares. Shareholders who qualify to purchase Class Z shares will will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange.

     Participants in any fee-based program for which a Series is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.


     Additional details about the exchange privilege and prospectuses for each of the JennisonDryden or Strategic Partners mutual funds are available from the Fund's transfer agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares. See "How to Buy, Sell and Exchange Shares of the Fund-Frequent Trading" in the prospectus.


DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.


     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college averages around $24,728 at a private college and around $9,663 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, the cost of one year at a private college could reach $45,463 and over $17,765 at a public university in 10 years.(1)


     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

          PERIOD OF
          MONTHLY INVESTMENTS:                    $100,000     $150,000     $200,000      $250,000
          --------------------                    --------     --------     --------      --------
          25 years                                $    105     $    158      $   210      $   263
          20 years                                     170          255          340          424
          15 years                                     289          438          578          722
          10 years                                     547          820        1,093        1,366
          5 years                                    1,361        2,041        2,721        3,402

         See "Automatic Investment Plan (AIP)" below.

----------
    (1) Source: The College Board, TRENDS IN COLLEGE PRICING 2002. Average costs include tuition, fees, room and board for the 2002-2003 academic year.

    (2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)


     Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Series of the Fund by authorizing his or her bank account or affiliated broker dealer account (including a Wachovia Securities Command Account) to be debited to invest specified dollar amounts for subsequent investment into the Fund. The investor's bank must be a member of the Automated Clearing House System.


     Further information about this program and an application form can be obtained from the transfer agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN

     A systematic withdrawal plan is available to shareholders through the Distributor, the transfer agent or your broker. The Systematic Withdrawal Plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Systematic withdrawals of Class A (in certain cases), Class B or Class C shares may be subject to a CDSC. See "How to Buy, Sell and Exchange Shares of the Fund--How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)" in the prospectus.

     In the case of shares held through the transfer agent, all dividends and/or distributions must be automatically reinvested in additional full and fractional shares of the Fund in order for the shareholder to participate in the plan. See "Automatic Reinvestment of Dividends and/or Distributions" above.

     The transfer agent or your broker acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal. The Systematic Withdrawal Plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Systematic withdrawals should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.


     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (i) the purchase of Class A shares and (ii) the redemption of Class A (in certain cases), Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan, particularly if used in connection with a retirement plan.


MUTUAL FUND PROGRAMS


     From time to time, the Fund may be included in a mutual fund program with other JennisonDryden or Strategic Partners mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are marketed with an investment theme, such as pursuit of greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

     The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Wachovia Securities Financial Advisor, or Prudential/Pruco Financial Professional, or other broker concerning the appropriate blends of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.


                                 NET ASSET VALUE

     The NAV is the net worth of a Series (assets, including securities at value, minus liabilities) divided by the number of shares outstanding. NAV is calculated separately for each class. Under the Investment Company Act, the Trustees are responsible for determining in good faith the fair value of securities of each Series of the Fund. The Trustees have fixed the specific time of day for the computation of each Series' NAV to be once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. For purposes of computing the Series' NAV, the Fund will value the Series' futures contracts generally 15 minutes after the close of regular trading on the NYSE. A Series may not compute its NAV on days on which no orders to purchase, sell or exchange Series shares have been received or on days on which changes in the value of a Series' portfolio securities do not affect materially its NAV. The NYSE is closed on the following holidays: New Year's Day,

Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


     Portfolio securities for which market quotations are readily available are valued at their bid quotations. Securities included on the Nasdaq market are valued at the Nasdaq Official Closing Price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq market securities for which there was no NOCP or last sale price are valued at the mean between the last bid and asked price on the day of valuation, or the last bid price in the absence of an asked price. Portfolio securities for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadviser, (or Valuation Committee or Board of Trustees) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board in consultation with the Manager or Subadviser, including, as applicable, their portfolio managers, traders, research and credit analysts, and legal and compliance personnel, on the basis of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the Manager or Subadviser regarding the issuer or the markets or industry in which it operates; other analytical data; consistency with valuation of similar securities held by other JennisonDryden or Strategic Partners mutual funds; and such other factors as may be determined by the Subadviser, Manager, Board or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that the Subadviser or Manager believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the Subadviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of a Series' portfolio securities to no longer reflect their value at the time of a Series' NAV calculation. On a day that the Manager may determine that one or more of a Series' portfolio securities constitute Fair Value Securities, the Manager may determine the fair value of these securities without the supervision of the Fund's Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Series' NAV and the Manager presents these valuations to the Board for its ratification. Short-term investments are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.


     Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgment of the Subadviser or Manager, does not represent fair value, shall be valued in accordance with the following procedures: At the time of purchase, the duration of the security is to be determined. A Treasury issue (or similar security or index for which market quotes are readily available) (the "Proxy") of similar duration will then be selected to serve as a Proxy for the price movements of the security. The price of the security will fluctuate exactly as does the Proxy while maintaining the initial price spread constant. The duration of the security will be reviewed once a month by one or more of the portfolio managers, and at any other time that a portfolio manager believes that there may have been a material change in the duration of the security. Should the duration change, another security or index of similar duration will be chosen to serve as proxy, at which point the price spread will be determined. In addition, the validity of the pricing methodology will be monitored by (i) comparing the actual sales proceeds of the security to its price reported by the Fund at the time of the sale and (ii) periodically obtaining actual market quotes for the security.

     As long as a Series declares dividends daily, the NAV of the Class A, Class B, Class C and Class Z shares of the Series will generally be the same. It is expected, however, that the Series' dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS


     The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in a Series. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR OWN TAX ADVISERS BEFORE MAKING AN INVESTMENT IN A SERIES.

     Each Series of the Fund is qualified as, intends to remain qualified as, and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. In general, such election relieves each Series (but not its shareholders) from paying federal income tax on income which is distributed to shareholders, and permits net capital gains of the Series (that is, the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shares in the Series are held.

     Qualification of the Fund as a regulated investment company under the Internal Revenue Code requires, among other things, that (a) at least 90% of the annual gross income of each Series be derived from interest, dividends, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock or securities or currencies; (b) each Series diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the assets of the Series is represented by cash, U.S. Government securities and other stock or securities limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the assets of the Series and not more than 10% of the outstanding voting securities of the issuer, and (ii) not more than 25% of the value of the assets of the Series is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies); and (c) each Series distribute to its shareholders at least 90% of each of (i) its net tax-exempt interest income and (ii) its net investment income and net short-term capital gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each taxable year.

     Qualification as a regulated investment company will be determined at the level of each Series and not at the level of the Fund. Accordingly, the determination of whether any particular Series qualifies as a regulated investment company will be based on the activities of that Series, including the purchases and sales of securities and the income received and expenses incurred by that Series. Net capital gains of a Series which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of that Series.

     Each Series is required under the Internal Revenue Code to distribute 98% of its ordinary income in the same calendar year in which it is earned. Each Series is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, the Series must distribute during the calendar year any undistributed ordinary income and undistributed capital gain net income from the prior year or the 12 month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, a Series will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which a Series pays income tax is treated as distributed.

     Subchapter M permits the character of tax-exempt interest distributed by a regulated investment company to flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt for federal income tax purposes. Distributions to shareholders of tax-exempt interest earned by any Series of the Fund for the taxable year are generally not subject to federal income tax (see the discussion of the alternative minimum tax below). Distributions of taxable net investment income (including market discount on municipal obligations) and of the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

     The federal alternative minimum tax may affect corporations and other shareholders in the Fund. Interest on certain categories of tax-exempt obligations (that is, most private activity bonds issued after August 7, 1986) will constitute a preference item for purposes of the alternative minimum tax. Each Series has invested in such obligations and, therefore, receives interest that will be treated as a preference item. Preference items received by a Series will be allocated between the Series and its shareholders. It is possible that a Series will incur some liability under the alternative minimum tax to the extent preference items are allocated to it. Corporate shareholders in any of the Series will also have to take into account interest on all municipal obligations for purposes of the adjustment for current earnings for alternative minimum tax purposes.


     For federal income tax purposes the High Income Series has a net capital
loss carryforward as of April 30, 2004 of approximately $    , of which $
expires in 2004, $    expires in 2005, $    expires in 2006, $    expires in
2007, $    expires in 2008, $    expires in 2009, $    expires in 2010 and
$    expires in 2011. As of April 30, 2004, $ of capital loss carryforward expired. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforwards. The tax basis differs from the amount on the Statement of Assets and Liabilities primarily due to differences in the treatment of discount and premium amortization for book and tax purposes.

     The Insured Series utilized approximately $     of its capital loss
carryforward to offset net taxable gains realized in the fiscal year ended April 30, 2004. The Insured Series had no remaining capital loss carryforward as of April 30, 2004.


     Each Series may purchase debt securities (such as zero coupon bonds) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Series and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount income earned by the Series in a taxable year may not be represented by cash income, the Series may have to dispose of other securities or borrow and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements. Debt securities acquired by a Series also may be subject to the market discount rules.

     Special rules will apply to futures contracts and options thereon in which the Series invest. These investments will generally constitute "Section 1256 contracts" and will be required to be "marked to market" for federal income tax purposes at the end of each Series' taxable year; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on such "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. A Series may be required to defer the recognition of losses on certain of its positions to the extent of any unrecognized gain on a related position held by the Series.


     Each Series' gains and losses on the sale, lapse, or termination of call options it holds on financial futures contracts (other than Section 1256 contracts) will generally be treated as gains and losses from the sale of financial futures contracts. If call options written by a Series expire unexercised, the premiums received by the Series may give rise to short-term capital gains at the time of expiration. Each Series may also have short-term gains and losses associated with closing transactions with respect to call options written by such Series. If call options written by a Series are exercised, the selling price of the financial futures contract is increased by the amount of the premium received by the Series, and the character of the capital gain or loss on the sale of the futures contract depends on the contract's holding period.

     Upon the exercise of a put held by a Series, the premium initially paid for the put is offset against the amount received for the futures contract, bond or note sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss is capital gain or loss, the character of which depends on the holding period of the futures contract, bond or note. However, in certain cases in which the put is not acquired on the same day as the underlying securities identified to be used in the put's exercise, gain on the exercise, sale or disposition of the put is short-term capital gain. If a put acquired by a Series is sold prior to exercise, any gain or loss recognized by a Series would be long-term or short-term capital gain or loss, depending on the holding period of the put. If a put expires unexercised, a Series would realize short-term or long-term capital loss, depending on the holding period of the put, in an amount equal to the premium paid for the put. In certain cases in which the put and securities identified to be used upon its exercise are acquired on the same day, however, the premium paid for the unexercised put is added to the basis of the identified securities.

     Distributions of taxable net investment income and of the excess of net short-term capital gains over net long-term capital losses are taxable to shareholders as ordinary income and will not constitute "qualified dividend income" eligible for long-term capital gain rates pursuant to recently enacted legislation. None of the income distributions of a Series will be eligible for the deduction for dividends received by corporations. In addition, dividends paid by the Series will not qualify for the 15% maximum rate applicable to certain dividends pursuant to recently enacted legislation.


     Any net capital gains (that is, the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term federal capital gains rate for individuals with respect to capital gains recognized by a Series is generally 15%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

     If any net capital gains are retained by a Series for investment, requiring federal income taxes to be paid thereon by the Series, the Series will elect to treat these capital gains as having been distributed to shareholders. As a result, these amounts will be taxed to shareholders as capital gains, and shareholders will be able to claim their proportionate share of the federal income taxes paid by the Series on the gains as a credit against their own federal income tax liabilities and will be entitled to increase the adjusted tax basis of their shares in that Series or refund by the difference between their pro rata share of such gains and of the federal income taxes paid by the Series on such gains.

     Distributions of taxable net investment income and net capital gains will be taxable as described above, whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the applicable Series of the Fund on the distribution date.

     Any gain or loss realized upon a sale or redemption of shares of a Series by a shareholder who is not a dealer in securities will be treated as capital gain or loss. Any such capital gain or loss will be treated as a long-term capital gain or loss if the shares were held for more than one year.

     Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before and ending 30 days after the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend or distribution will constitute a replacement of shares.

     Any short-term capital loss realized upon the sale or redemption of shares within six months (or such shorter period as may be established by Treasury regulations) from the date of purchase of such shares and following receipt of an exempt-interest dividend will be disallowed to the extent of such tax-exempt dividend. Any loss realized upon the redemption of shares within 6 months from the date of purchase of the shares and following receipt of a capital gain distribution from the sale of assets held more than one year will be treated as long-term capital loss to the extent of the capital gain distribution.

     Substitute payments in lieu of interest received with respect to loaned tax-exempt securities will not be tax exempt.

     Interest on indebtedness and other expenses incurred by shareholders to purchase or carry shares of the Fund will generally not be deductible for federal income tax purposes under Section 265 of the Internal Revenue Code. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are considered to be used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     Persons holding certain municipal obligations who are also substantial users (or persons related thereto) of facilities financed by such obligations may not exclude interest on such obligations from their gross income. No investigation as to the users of the facilities financed by municipal obligations in the portfolios of the Series has been made by the Fund. Potential investors should consult their tax advisers with respect to this matter before purchasing shares of the Fund.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain state and municipal obligations. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of state or municipal obligations for investment by each Series of the Fund and the value of portfolio securities held by the Series would be affected. In addition, each Series of the Fund would reevaluate its investment objective and policies.

     All distributions of taxable net investment income and net capital gains, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. In addition, each shareholder must disclose on his or her return the amount of tax-exempt dividends received from the Fund. Under federal income tax law, each Series of the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of shares of such Series, except in the case of certain exempt shareholders. Under the backup withholding provisions of the Internal Revenue Code, all such distributions and proceeds from the redemption or exchange of shares are subject to withholding of federal income tax currently at a rate of 28% in the case of nonexempt shareholders who fail to furnish the appropriate Series of the Fund with their correct taxpayer identification numbers on IRS Form W-9 and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such taxable distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

     Under certain circumstances, a shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

     Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, or a foreign entity (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

     Each Series may be subject to state or local tax in certain other states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of a Series and of its shareholders with respect to distributions by such Series may differ from federal tax treatment. The exemption of interest income for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority. Each Series will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income on municipal obligations received by such Series during the preceding year and on other aspects of the federal income tax status of distributions made by such Series. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

     The per share dividends on Class B and Class C shares will generally be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable with respect to the Class B and Class C shares. The per share dividends on Class A will be lower than the per share dividends on Class Z as a result of the distribution-related fees applicable to Class A shares. The per share distributions of net capital gains, if any, will be paid in the same amount for each class of shares. The per share dividends on Class A shares will be lower than the per share dividends on Class Z shares, since Class Z shares bear no distribution-related fee.

     Prospective investors in a Series, including foreign persons, are urged to consult their own tax advisers regarding specific questions as to federal, state or local tax consequences resulting from their investment in the Fund.


                             PERFORMANCE INFORMATION

     AVERAGE ANNUAL TOTAL RETURN. Each Series may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "Risk/Return Summary-Evaluating Performance" in the prospectus.


     Average annual total return is computed according to the following formula:

                         P(1+T)(TO THE POWER OF n) = ERV

Where:   P = a hypothetical initial payment of $1000.
         T = average annual total return.
         n = number of years.
         ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.


     AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS).


     Average annual total return (after taxes on distributions) assumes reinvestment of all distributions (less taxes on such distributions) and takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption. Federal income taxes are calculated using the highest individual marginal income tax rates in effect on the reinvestment date.

     Average annual total return (after taxes on distributions) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV(SUB D)

Where:   P = a hypothetical initial payment of $1000.
         T = average annual total return (after taxes on distributions).
         n = number of years.
         ATV(SUB D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.


     AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION).


     Average annual total return (after taxes on distributions and redemption) is computed according to the following formula:

                     P(1+T)(TO THE POWER OF n) = ATV(SUB DR)

Where:   P = a hypothetical initial payment of $1,000.
         T = average annual total return (after taxes on distributions and redemption).
         n = number of years.
         ATV(SUB DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

     AGGREGATE TOTAL RETURN. Each Series may also advertise its aggregate total return. Aggregate annual total return is determined separately for Class A, Class B, Class C and Class Z shares.


     Aggregate total return represents the cumulative change in the value of an investment in a Series and is computed according to the following formula:

                                     ERV - P
                                     -------
                                        P

Where:   P = a hypothetical initial payment of $1000.
         ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.


                              FINANCIAL STATEMENTS

     The Fund's financial statements for the fiscal year ended April 30, 2004, incorporated into this SAI by reference to the Fund's 2004 annual report to shareholders (File No. 811-4930), have been so incorporated in reliance on the
report of       , independent auditors, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of the Fund's annual report at no charge by request to the Fund by calling (800) 225-1852, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

ASSET ALLOCATION

     Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

     Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

     Standard deviation is an absolute (non-relative) measure of volatility that, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

              APPENDIX II--PROXY VOTING POLICIES OF THE SUBADVISER

      A COPY OF THE PROXY VOTING POLICIES OF THE FUND'S SUBADVISER FOLLOWS:

                             PIM PROXY VOTING POLICY

     The overarching goal of each of the asset management units within Prudential Investment Management, Inc. ("PIM") is to vote proxies in the best interests of their respective clients based on the clients' priorities. Material conflicts of interests arising from other firm relationships will not influence voting.

     Because the various asset management units within PIM operate differently, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below.

     A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assesses the policy's effectiveness. In addition, should the need arise, the committee is authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual case management business unit.

     In all cases, specific voting information is available to each client with respect to the voting of proxies relating to securities held by the client. Moreover, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client's securities, simply by contacting the client service representative of the respective unit.

                  VOTING APPROACH OF PIM ASSET MANAGEMENT UNITS

PRUDENTIAL PUBLIC FIXED INCOME

     As this asset management unit invests almost exclusively in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors With respect to non-routine matters such as proposed anti-takeover provisions or mergers, the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specially, if a proxy involves:

     - a proposal regarding a merger, acquisition or reorganization,

     - a proposal that is not addressed in the unit's detailed policy statement, or

     - circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the applicable portfolio manager(s) for individual consideration.

PRUDENTIAL QUANTITATIVE MANAGEMENT

     This asset management unit invests with the expectation of replicating the performance of broad based equity indexes. As a result, there is little direct consideration of individual proxies. Generally, when a proxy is received, this unit will vote in accordance with a predetermined set of votes, in most cases based on the recommendations of a proxy voting service such as IRRC. On the rare occasion that a proxy proposal falls outside the predetermined voting policy, the financial impact of the proposal will be evaluated on a case-by-case basis.

PRUDENTIAL REAL ESTATE INVESTORS

     As this asset management unit invests primarily in real estate and real estate-related interest, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors With respect to non-routine matters such as proposed anti-takeover provisions or mergers, the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

     - a proposal regarding a merger, acquisition or reorganization,

     - a proposal that is not addressed in the unit's detailed policy statement, or

     - circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the relevant portfolio manager(s) for individual consideration.

PRUDENTIAL CAPITAL GROUP

     As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit. As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis. Considerations will include detailed knowledge of the issuer's financial condition, long- and short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer's management team and capabilities, as well as other pertinent factors. In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients' expressed priorities.

                                     PART C

                                OTHER INFORMATION


ITEM 22. EXHIBITS.


          (a) (1) Amended and Restated Declaration of Trust, incorporated by reference to Exhibit No. 1(a) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on May 5, 1995 (File No. 33-10649).

               (2) Amended and Restated Certificate of Designation, incorporated by reference to Exhibit No. 1(b) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on May 5, 1995 (File No. 33-10649).

               (3) Amended Certificate of Designation, incorporated by reference to Exhibit No. 1(c) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed via EDGAR on June 27, 1996 (File No. 33-10649).

               (4) Amended and Restated Certificate of Designation, incorporated by reference to Exhibit (a) 4 to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 1999 (File No. 33-10649).


               (5) Certificate of Amendment of Declaration of Trust.*

          (b) Amended and Restated By-Laws of the Registrant. Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A.


          (c) Specimen receipt for shares of beneficial interest, incorporated by reference to Exhibit No. 4 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on July 1, 1998 (File No. 33-10649).


          (d) (1) Management Agreement between the Registrant and Prudential Investments LLC.*

               (2) Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc.*


          (e) (1) Distribution Agreement between the Registrant and Prudential Investments Management Services LLC, incorporated by reference to
               Exhibit 6(b) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on June 26, 1998 (File No. 33-10649).

               (2) Form of Selected Dealer Agreement, incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on June 26, 1998 (File No. 33-10649).


          (f)  Not applicable.


          (g) (1) Custodian Contract between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit No. 8(a) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on July 1, 1997 (File No. 33-10649).

               (2) Subcustodian Agreement between State Street Bank and Trust Company and Morgan Guaranty Trust Co, incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on June 26, 1998 (File No. 33-10649).

               (3) Subcustodian Agreement between State Street Bank and Trust Company and Bankers Trust Company, incorporated by reference to
               Exhibit 8(c) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on June 26, 1998 (File No. 33-10649).

               (4) Subcustodian Agreement between State Street Bank and Trust Company and Bankers Trust Company, incorporated by reference to
               Exhibit 8(d) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on June 26, 1998 (File No. 33-10649).

               (5) Subcustodian Agreement between State Street Bank and Trust Company and Chemical Bank incorporated by reference to Exhibit 8(e) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on June 26, 1998 (File No. 33-10649).

               (6) Subcustodian Agreement between State Street Bank and Trust Company and Irving Bank incorporated by reference to Exhibit 8(f) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on June 26, 1998 (File No. 33-10649).

               (7) Amendment to Custodian Contract/Agreement dated as of February 22, 1999 by and between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit
               (g)(7) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-10649) filed via EDGAR on June 30, 2000.

               (8) Amendment to Custodian Contract/Agreement dated as of July 17, 2001 by and between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit g(8) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed via EDGAR on June 28, 2002 (File No. 33-10649).

               (9) Amendment to Custodian Contract/Agreement dated as of January 17, 2002 by and between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit g(9) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed via EDGAR on June 28, 2002 (File No. 33-10649).

          (h) (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to Exhibit No. 9 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on July 1, 1997 (File No. 33-10649).

               (2) Amendment to Transfer Agency and Service Agreement dated as of August 24, 1999 by and between the Registrant and Prudential Mutual Fund Services LLC (successor to Prudential Mutual Fund Services, Inc.) Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-10649) filed via EDGAR on June 30, 2000.


               (3) Amendment to Transfer Agency and Service Agreement dated as of September 4, 2002 by and between the Prudential and Strategic Partners Mutual Funds and Prudential Mutual Fund Services LLC (successor to Prudential Mutual Fund Services, Inc.). Incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed via EDGAR on June 30, 2003 (File No. 33-10649).

          (i) (1) Opinion of Sullivan & Worcester LLP, incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 2001 (File No. 33-10649).

               (2) Consent of Sullivan & Worcester LLP.**

          (j)  Consent of Independent Auditors.**

          (k)  Not applicable.

          (l)  Not applicable.

          (m) (1) Amended and Restated Distribution and Service Plans for Class A, B and C shares, each incorporated by reference to
               Exhibit 15(d) to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A filed via EDGAR on
               June 26, 1998 (File No. 33-10649).

               (2) 12b-1 Fee Waiver.**

          (n)  Amended and Restated Rule 18f-3 Plan of Registrant.*

          (p)  (1) Code of Ethics of the Registrant dated February 25, 2004.*

               (2) Code of Ethics and Personal Securities Trading Policy of Prudential Investment Management Services, LLC, Prudential Investments LLC and Prudential Investment Management, Inc. dated February 25, 2004.*

          (q)  (1) Powers of Attorney.*

               (2) Powers of Attorney.*


----------
*  Filed herewith.

** To be filed by Amendment.

ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


     None.


ITEM 24. INDEMNIFICATION.


     As permitted by Sections 17(h) and (i) of the the 1940 Act and pursuant to
Article XI of the Fund's By-Laws (Exhibit (b) to the Registration Statement), in certain cases, any individual who is a present or former officer, Trustee, employee or agent of the Registrant or who serves or has served another trust, corporation, partnership, joint venture or other enterprise in one of such capacities at the request of the Registrant (a representative of the Trust), may be indemnified by the Registrant against certain liabilities in connection with the Registrant provided that such representative acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Registrant, subject to certain qualifications and exceptions including liabilities to the Registrant or to its shareholders to which such representative would otherwise be subject by reason of misfeasance, bad faith, gross negligence or reckless disregard of duties. As permitted by Section 17(i) of the 1940 Act, and pursuant to Section 10 of the Distribution Agreement (Exhibit (e)1 to the Registration Statement), in certain cases the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence in the performance of its duties, willful misfeasance or reckless disregard of duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

     The Registrant maintains an insurance policy insuring its officers and Trustees against liabilities, and certain costs of defending claims against such officers and Trustees, to the extent such officers and Trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and Trustees under certain circumstances. Pursuant and subject to the provisions of Article XI of the Registrant's By-Laws, the Registrant shall indemnify each representative of the Trust against, or advance the expenses of a representative of the Trust for, the amount of any deductible provided in any liability insurance policy maintained by the Registrant.

     Section 9 of the Management Agreement (Exhibit (d)1 to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)2 to the Registration Statement) limit the liability of PI and PIM, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements. Section 9 of the Management Agreement also holds PI liable for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 25. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER


     (a) Prudential Investments LLC (PI)

     See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information (SAI) constituting Part B of this Registration Statement.

     The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

     The business and other connections of PI's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, NJ 07102.

NAME AND ADDRESS            POSITION WITH PI                                      PRINCIPAL OCCUPATIONS
----------------            ----------------                                      ---------------------
Robert F. Gunia             Executive Vice President       Executive Vice President and Chief Administrative Officer,
                             and Chief Administrative       PI; Vice President, Prudential; President, PIMS; Executive
                             Officer                        Vice President, Chief Administrative Officer and Director of
                                                            American Skandia Investment Services, Inc.; Executive Vice
                                                            President and Director of American Skandia Fund Services,
                                                            Inc.; Executive Vice President, Chief Administrative Officer
                                                            and Director of American Skandia Advisory Services, Inc.

William V. Healey           Executive Vice President       Executive Vice President and Chief Legal Officer, PI; Vice
                             and Chief Legal Officer        President and Associate General Counsel, Prudential; Senior
                                                            Vice President, Chief Legal Officer and Secretary, PIMS;
                                                            Executive Vice President and Chief Legal Officer of American
                                                            Skandia Investment Services, Inc.; Executive Vice President
                                                            and Chief Legal Officer of American Skandia Fund Services,
                                                            Inc.; Executive Vice President and Chief Legal Officer of
                                                            American Skandia Advisory Services, Inc.

Keithe L. Kinne             Executive Vice President       Executive Vice President, PI; Executive Vice President and
                                                            Director of American Skandia Investment Services, Inc. and
                                                            Executive Vice President and Director of American Skandia
                                                            Advisory Services, Inc.

Kevin B. Osborn             Executive Vice President       Executive Vice President of PI; Executive Vice President and
                                                            Director of American Skandia Investment Services, Inc. and
                                                            Executive Vice President and Director of American Skandia
                                                            Advisory Services, Inc.

Stephen Pelletier           Executive Vice President       Executive Vice President, PI

Judy A. Rice                Officer in Charge,             Officer in Charge, President, Chief Executive Officer and
                             President, Chief               Chief Operating Officer; Officer-In-Charge, Director,
                             Executive Officer and          President, Chief Executive Officer and Chief Operating
                             Chief Operating Officer.       Officer of American Skandia Investment Services, Inc.,
                                                            Officer-In-Charge, Director, President and Chief Executive
                                                            Officer of American Skandia Fund Services, Inc.,
                                                            Officer-In-Charge, Director, President, Chief Executive
                                                            Officer and Chief Operating Officer of American Skandia
                                                            Advisory Services, Inc.

Philip N. Russo             Executive Vice President,      Executive Vice President of PI; Chief Financial Officer and
                             Chief Financial Officer        Director of American Skandia Fund Services, Inc.; Executive
                             and Treasurer                  Vice President, Chief Financial Officer and Director of
                                                            American Skandia Advisory Services, Inc.

Lynn M. Waldvogel           Executive Vice President       Executive Vice President, PI; Executive Vice President and
                                                            Director of American Skandia Investment Services, Inc. and
                                                            Executive Vice President and Director of American Skandia
                                                            Advisory Services, Inc.

     (b) Prudential Investment Management, Inc. (PIM)

     See "How the Fund is Managed--Investment Adviser" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services--Manager and Investment Adviser" in the SAI constituting Part B of this Registration Statement.


     The business and other connections of PIM's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Gateway Center Two, Newark, NJ 07102.



NAME AND ADDRESS            POSITION WITH PIM                                   PRINCIPAL OCCUPATIONS
----------------            -----------------                                   ---------------------
Matthew J. Chanin           Director and Senior Vice       Director and President of Prudential Equity Investors, Inc.;
Gateway Center Four          President                      Chairman, Director and President of Prudential Private
Newark, NJ 07102                                            Placement Investors, Inc.

Dennis M. Kass              Director and Vice              Chairman and CEO and Director of Jennison Associates, LLC;
466 Lexington Avenue         President                      Director of Prudential Trust Company
18th Floor
New York, NY 10017

Philip N. Russo             Director                       Director of Jennison Associates, LLC; Executive Vice
                                                            President, Chief Financial Officer and Treasurer, PI

John R. Strangfeld, Jr.     Chairman and Director          Vice Chairman of Prudential Financial, Inc.; Chairman,
                                                            Director and CEO of Prudential Securities Group; Director
                                                            and President of Prudential Asset Management Holding
                                                            Company; Director of Jennison Associates LLC; Executive Vice
                                                            President of The Prudential Insurance Company of America

James J. Sullivan           Director, Vice President       Chairman, Director, President and CEO of Prudential Trust
Gateway Center Two           and Managing Director          Company; Director and President of The Prudential Asset
Newark, NJ 07102                                            Management Company, Inc.

Bernard B. Winograd         Director, President&           Senior Vice President of Prudential Financial, Inc.;
                             CEO                            Director of Jennison Associates LLC; Director and Vice
                                                            President of Prudential Asset Management Holding Company



ITEM 26. PRINCIPAL UNDERWRITERS


     (a) Prudential Investment Management Services LLC (PIMS)


     PIMS is distributor for American Skandia Trust, Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc., Prudential's Gibraltar Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Series Fund, Inc. and The Target Portfolio Trust.

     PIMS is also distributor of the following unit investment trusts: Separate
Accounts: The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract G1-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Account, The Prudential Individual Variable Contract Account and the Prudential Qualified Individual Variable Contract Account.

     (b) Information concerning the directors and officers of PIMS is set forth below.


                            POSITIONS AND                                       POSITIONS AND
                            OFFICES WITH                                        OFFICES WITH
NAME(1)                     UNDERWRITER                                         REGISTRANT
-------                     -------------                                       --------------
Edward P. Baird             Executive Vice President                                None
213 Washington St.
Newark, NJ 07102

C. Edward Chaplin           Executive Vice President and Treasurer                  None
751 Broad Street
Newark, NJ 07102

Kenneth J. Schindler        Senior Vice President and Chief Compliance              None
                             Officer

Michael J. McQuade          Senior Vice President and Chief Financial Officer       None

Robert F. Gunia             President                                               Vice President and Trustee

William V. Healey           Senior Vice President, Secretary and Chief Legal        None
                             Officer

David R. Odenath            Executive Vice President                                None

Stephen Pelletier           Executive Vice President                                None

Scott G. Sleyster           Executive Vice President                                None
71 Hanover Road
Florham Park, NJ 07932

Bernard B. Winograd         Executive Vice President                                None


----------
(1) The address of each person named is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, unless otherwise indicated.

     (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.


ITEM 27. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171; Prudential Investment Management, Inc., Gateway Center Two, Newark, NJ 07102, the Registrant, Gateway Center Three, 100 Mulberry St, Newark, NJ 07102; and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, NJ 08830. Documents required by Rules 31a-1(b)(5),(6),(7),(9),(10) and (11) and 31a-1(f) will be kept at Three Gateway
Center, documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at Three Gateway Center, 100 Mulberry Street, Newark, New Jersey 07102 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

ITEM 28. MANAGEMENT SERVICES

     Other than as set forth under the captions "How the Fund is Managed--Manager", "--Investment Adviser" and "--Distributor" in the Prospectus and the caption "Investment Advisory and Other Services--Manager and Investment Adviser" and "--Principal Underwriter, Distributor and Rule 12b-1 Plans" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 29. UNDERTAKINGS

     The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 30th day of April, 2004.

                                      DRYDEN MUNICIPAL BOND FUND

                                                         *
                                         ---------------------------------------
                                                   Judy A. Rice, President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                SIGNATURE                  TITLE                                         DATE
                ---------                  -----                                         ----
                    *
---------------------------------------    Trustee
           David E. A. Carson

                    *
---------------------------------------    Vice President and Trustee
             Robert F. Gunia

                    *
---------------------------------------    Trustee
           Robert E. La Blanc

                    *
---------------------------------------    Trustee
         Douglas H. McCorkindale

                    *
---------------------------------------    Trustee
           Richard A. Redeker

                    *
---------------------------------------    President and Trustee
              Judy A. Rice

                    *
---------------------------------------    Trustee
             Robin B. Smith

                    *
---------------------------------------    Trustee
            Stephen Stoneburn

                    *
---------------------------------------    Trustee
            Clay T. Whitehead

                    *
---------------------------------------    Treasurer and Principal Financial and
             Grace C. Torres                Accounting Officer

By /s/  MARGUERITE E. H. MORRISON
---------------------------------------
       (Marguerite E. H. Morrison                                                  April 30, 2004
            Attorney-in-fact)

                                  EXHIBIT INDEX


EXHIBIT   DESCRIPTION
     (a)  (5) Certificate of Amendment of Declaration of Trust.

     (d)  (1) Management Agreement between the Registrant and Prudential
          Investments LLC.

          (2) Subadvisory Agreement between Prudential Investments LLC and
          Prudential Investment Management, Inc.

     (n)  Amended and Restated Rule 18f-3 Plan for Registrant.

     (p)  (1) Code of Ethics of the Registrant dated February 25, 2004.

          (2) Code of Ethics and Personal Securities Trading Policy of
          Prudential Investment Management Services LLC, Prudential Investments
          LLC and Prudential Investment Management, Inc. dated February 25,
          2004.

     (q)  (1) Powers of Attorney.

          (2) Powers of Attorney.